                              [ING RELIASTAR LOGO]
                  ReliaStar Life Insurance Company of New York
                     -------------------------------------

                              SELECT(*)LIFE NY II
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                                       OF
                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

     ReliaStar Life Insurance Company of New York is offering the flexible premium variable life insurance Policy (Select(*)Life NY II) described in this prospectus. ReliaStar designed the Policy to provide (1) a death benefit payable when the insured person dies and (2) maximum flexibility regarding premium payments and death benefits. Subject to certain restrictions, Policy owners may:

     - Vary the frequency and amount of premium payments;

     - Increase or decrease the level of death benefits payable under the Policy; and

     - Allocate premiums to:

          -- the Fixed Account, an account that provides a minimum specified rate of interest; and

          -- Sub-Accounts of ReliaStar Life Insurance Company of New York
             Variable Life Separate Account I, the Variable Account through which you may invest in certain portfolios of the following Funds:

AIM Variable Insurance Funds
The Alger American Fund
Fidelity Variable Insurance Products Fund
The GCG Trust
ING Income Shares*
ING Partners, Inc.*
ING Variable Portfolios, Inc.*
ING Variable Products Trust*
Janus Aspen Series
Neuberger Berman Advisers Management Trust
OCC Accumulation Trust
Pioneer Variable Contracts Trust
Putnam Variable Trust


* Effective May 1, 2002 this Fund changed its name to the name listed above. See "Investment Funds" on page 14 for a complete list of former and current Fund names.


     If you allocate net premiums to Sub-Accounts of the Variable Account, the amount of the Policy's death benefit may, and the total value attributed to a Policy will, vary to reflect the investment performance of the Sub-Accounts you select.

     The Policy's primary purpose is to provide insurance protection for the beneficiary. ReliaStar does not claim that investing in the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. Please note that replacing your existing coverage with the Policy might not be to your advantage. Your existing policy(ies) may be subject to fees or penalties upon surrender or cancellation.

     Generally, the Policy will remain in force as long as the Cash Surrender Value (that is, the amount that ReliaStar would pay if you surrender the Policy) is sufficient to pay certain monthly charges. However, under certain circumstances the Policy provides a death benefit guarantee that allows the Policy to remain in force without regard to the Cash Surrender Value. See "Death Benefit Guarantee."

     Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. CALL 1-877-886-5050 TO OBTAIN A CURRENT PROSPECTUS FOR ANY OF THE FUNDS. A CURRENT PROSPECTUS FOR EACH OF THE FUNDS MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

     THE DATE OF THIS PROSPECTUS IS MAY 1, 2002.

ISSUED BY:       ReliaStar Life Insurance Company of New York
                 1000 Woodbury Road
                 Woodbury, NY 11797
                 1-800-233-1351
UNDERWRITTEN BY: ING America Equities, Inc.
                 1290 Broadway
                 Denver, CO 80203-5699
                 (303) 860-2000

THROUGH ITS:  Variable Life Separate Account I

ADMINISTERED BY:   Customer Service Center
                   P.O. Box 5033
                   2000 21st Avenue, NW
                   Minot, ND 58703
                   1-877-886-5050
                   www.servicecenter@reliastar.com

     STATE VARIATIONS ARE COVERED IN A SPECIAL POLICY FORM USED IN THAT STATE. THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. YOUR ACTUAL POLICY AND ANY RIDERS OR ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS.

     THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS CONSTITUTES AN OFFERING OR SOLICITATION ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING OR SOLICITATION MAY LAWFULLY BE MADE.

     RELIASTAR HAS NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE POLICY OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE ACCOMPANYING FUND PROSPECTUSES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS.

     WE AND OUR AFFILIATES OFFER OTHER INSURANCE PRODUCTS WHICH MAY HAVE DIFFERENT FEES AND CHARGES AND MAY BETTER MATCH YOUR NEEDS. CONTACT YOUR AGENT/REGISTERED REPRESENTATIVE IF YOU WOULD LIKE INFORMATION ABOUT THESE OTHER PRODUCTS.

DEFINITIONS.................................................    4
PART 1. SUMMARY.............................................    6
PART 2. DETAILED INFORMATION
  ReliaStar Life Insurance Company of New York..............   26
  The Policies..............................................   26
  The Variable Account......................................   30
  Death Benefit.............................................   31
  Requested Changes in Face Amount..........................   33
  Insurance Protection......................................   34
  Changing the Death Benefit Option.........................   35
  Accelerated Benefit Rider.................................   35
  Payment and Allocation of Premiums........................   36
  Death Benefit Guarantee...................................   39
  Accumulation Value........................................   40
  Illustration of Policy Benefits...........................   41
  Specialized Uses of the Policy............................   41
  Policy Lapse and Reinstatement............................   41
  Surrender Benefits........................................   42
  Transfers.................................................   43
  Policy Loans..............................................   46
  Free Look and Conversion Rights...........................   48
  Additional Information on the Investments of the Variable
     Account................................................   48
  Voting Rights.............................................   50
  Paid-Up Life Insurance....................................   50
  General Provisions........................................   51
  Federal Tax Matters.......................................   55
  Distribution of the Policies..............................   59
  Management................................................   61
  State Regulation..........................................   62
  Legal Proceedings.........................................   62
  Bonding Arrangements......................................   63
  Legal Matters.............................................   63
  Experts...................................................   63
  Registration Statement Contains Further Information.......   63
  Financial Statements......................................   63
  Appendices................................................  A-1

DEFINITIONS

ACCUMULATION VALUE. The total value attributable to a specific Policy, which equals the sum of the Variable Accumulation Value (the total of the values in each Sub-Account of the Variable Account) and the Fixed Accumulation Value (the value in the Fixed Account). See "Accumulation Value" and Appendix.

AGE. The Insured's age at the nearest birthday determined as of the beginning of each Policy Year.

CASH SURRENDER VALUE. The Accumulation Value less any Surrender Charge, Loan
     Amount and unpaid Monthly Deductions.

CASH VALUE. The Accumulation Value less any Surrender Charge.

CODE. Internal Revenue Code of 1986, as amended.

CORRIDOR PERCENTAGE OF ACCUMULATION VALUE. The product of the applicable corridor percentage as shown in the Corridor Percentage Table and the Accumulation Value on the Valuation Date. See "Death Benefit."

CUMULATIVE PREMIUMS. The total of all premium payments received since the issue of the Policy before the deduction of the Premium Expense Charge.

DEATH BENEFIT. The amount determined under the applicable Death Benefit Option.
     The proceeds payable to the beneficiary of the Policy upon the death of the Insured will be reduced by any Loan Amount and any unpaid Monthly Deductions. See "Death Benefit."

DEATH BENEFIT GUARANTEE. A feature guaranteeing that the Policy will not lapse during the Death Benefit Guarantee period specified in your Policy if, on each Monthly Anniversary, the total premiums paid on the Policy, less any partial withdrawals and any Loan Amount, equals or exceeds the total required Minimum Monthly Premium payments specified in your Policy. See "Death Benefit Guarantee."

DEATH BENEFIT OPTION. One of two death benefit options available under the Policy (the Level Amount Option and the Variable Amount Option). See "Death Benefit -- Death Benefit Options."

FACE AMOUNT. The minimum Death Benefit under the Policy until Age 100 as long as the Policy remains in force. See "Death Benefit."

FIXED ACCOUNT. ReliaStar Life Insurance Company of New York's assets other than those allocated to the Variable Account or any other separate account. See Appendix.

FIXED ACCUMULATION VALUE. The value attributable to a specific Policy based on amounts in the Fixed Account. Unlike the Variable Accumulation Value, the Fixed Accumulation Value will not reflect the investment performance of the Funds. See "Accumulation Value" and Appendix.

FUNDS. Any open-end management investment company (or portfolio thereof) or unit investment trust (or series thereof) in which a Sub-Account invests. See "Summary -- The Funds" and "The Variable Account -- Investments of the Variable Account."

INITIAL PREMIUM TRANSFER DATE. The Initial Premium Transfer Date shown in the
     Policy. It is generally 16 days after the print date of the Policy or, if later, the date we receive from you final material required to put the Policy in force.

INSURED. The person upon whose life we issue the Policy.

ISSUE DATE. The date insurance coverage under a Policy begins.

LOAN AMOUNT. The sum of all unpaid Policy loans including unpaid interest due thereon. See "Policy Loans."

MINIMUM FACE AMOUNT. The minimum Face Amount shown in the Policy.

MINIMUM MONTHLY PREMIUM. A monthly premium amount that we determine when we issue the Policy. Your Policy will specify this amount. See "Death Benefit Guarantee."

MONTHLY ANNIVERSARY. The same date in each succeeding month as the Policy Date.
     If the Monthly Anniversary falls on a date other than a Valuation Date, then the Monthly Anniversary will be the next Valuation Date. The first Monthly Anniversary is on the Policy Date.

MONTHLY DEDUCTION. A monthly charge that we deduct from the Accumulation Value of the Policy. See "Deductions and Charges -- Monthly Deduction."

NET PREMIUM. The premium you pay less a Premium Expense Charge.

PLANNED PERIODIC PREMIUM. The scheduled premium you select of a level amount at a fixed interval. The Policy will show the initial Planned Periodic Premium you select. See "Payment and Allocation of Premiums -- Planned Periodic Premiums."

POLICY(IES). The flexible premium variable life insurance policy described in this prospectus.

POLICY ANNIVERSARY. The same date in each succeeding year as the Policy Date. If the Policy Anniversary falls on a date other than a Valuation Date, the Policy Anniversary will be the next Valuation Date.

POLICY DATE. The date shown on your Policy that ReliaStar uses to determine
     Policy Years, Policy Months, Monthly Anniversaries and Policy
     Anniversaries.

POLICY MONTH. A one-month period beginning on a Monthly Anniversary.

POLICY YEAR. A 12-month period beginning on a Policy Anniversary.

PREMIUM EXPENSE CHARGE. An amount ReliaStar deducts from each premium payment, resulting in the Net Premium. See "Deductions and Charges -- Premium Expense Charge."

RATE CLASS. A group of Insureds we determine based on our expectation that they will have similar mortality experience.

SEC. Securities and Exchange Commission.

SUB-ACCOUNT. A sub-division of the Variable Account that invests exclusively in the shares of a specified Fund.

SURRENDER CHARGE. A charge imposed upon the early total surrender or lapse of the Policy. See "Deductions and Charges -- Surrender Charge."

UNIT VALUE. The unit measure by which we determine the value of the Policy's interest in each Sub-Account. See Appendix.

VALUATION DATE. Each day the New York Stock Exchange is open for business except for days that a Sub-Account's corresponding Fund does not value its shares. See Appendix.

VALUATION PERIOD. The period beginning at the close of business on a Valuation
     Date (normally at 4.00 p.m., Eastern Time) and ending at the close of business on the next Valuation Date (normally at 4.00 p.m., Eastern Time). See Appendix.

VARIABLE ACCOUNT. ReliaStar Life Insurance Company of New York Variable Life
     Separate Account I, a separate investment account we established to receive and invest Net Premiums paid under the Policy and other variable life insurance policies that we issue. See "The Variable Account."

VARIABLE ACCUMULATION VALUE. The value attributable to a specific Policy based upon amounts in the Variable Account. See "Accumulation Value" and Appendix.

WE, US, OUR, THE COMPANY, RELIASTAR. ReliaStar Life Insurance Company of New
     York.

WRITTEN REQUEST. A request in writing that is received by us in good order at the Home Office or our Customer Service Center. Generally, a request is considered to be in "good order" if it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out.

YOU, YOUR. The Policy owner as designated in the application for the Policy or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy owner. A collateral assignee is not the Policy owner.

PART 1. SUMMARY

     This is a brief summary of the Policy's features. Please read the entire prospectus and the Policy for more detailed information.

THE POLICY

     Your Policy provides life insurance protection on the Insured. The Policy includes the basic Policy, applications and riders or endorsements. As long as the Policy remains in force, we pay a Death Benefit at the death of the Insured. While your Policy is in force, you may access a portion of your Cash Surrender Value by taking loans or partial withdrawals.

     Under current Federal tax law, as long as the Policy qualifies as life insurance, Accumulation Value increases will be subject to the same Federal income tax treatment as traditional life insurance cash values. Therefore, any increases should accumulate on a tax deferred basis until you request a distribution. See "Federal Tax Matters -- Tax Status of the Policy." The following chart outlines the various features, charges and expenses of the Policies. Additional detailed information pertaining to charges and expenses is contained in this Summary and in "Deductions and Charges."

                         HOW SELECT(*)LIFE NY II WORKS
                                PREMIUM PAYMENTS
                                     MINUS
                            PREMIUM EXPENSE CHARGES
                                  INVESTED IN

                    Sub-Accounts of
                  the Variable Account       Fixed Account

                                      PLUS
                               INVESTMENT RETURN
                             (Net of Fund Expenses)
                                     MINUS




- Monthly Amount Charge         MONTHLY DEDUCTIONS   - Monthly Variable
                                       MINUS           Accumulation Value Charge
- Monthly Administrative        PARTIAL WITHDRAWALS
  Charge                              EQUALS         - Optional Benefit Charges
                                ACCUMULATION VALUE
- Cost of Insurance               PROVIDES LIVING
                                     BENEFITS
                                AND DEATH BENEFITS
       LIVING BENEFITS                                     DEATH BENEFITS
      ACCUMULATION VALUE                                 ACCUMULATION VALUE
            MINUS                                               PLUS
       SURRENDER CHARGE                                  NET AMOUNT AT RISK
            EQUALS                                             EQUALS
          CASH VALUE                                        DEATH BENEFIT
            MINUS                                               MINUS
         POLICY LOAN                                         POLICY LOAN
            EQUALS                                             EQUALS
     CASH SURRENDER VALUE                              DEATH BENEFIT PROCEEDS

FACTORS TO CONSIDER BEFORE PURCHASING A POLICY

     The decision to purchase a Policy should be discussed with your agent/registered representative. Make sure you understand the investment options your Policy provides, its other features and benefits, its risks and the fees and expenses you will incur. Consider the following matters, among others:

     - LIFE INSURANCE COVERAGE -- Life insurance is not a short-term investment and should be purchased only if you need life insurance coverage. You should evaluate your need for life insurance coverage before purchasing a Policy.

     - INVESTMENT RISK -- The value of the available Sub-Accounts may fluctuate with the markets and interest rates. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy.

     - FEES AND EXPENSES -- A Policy's fees and expenses reflect costs associated with its features and benefits. Before purchasing a Policy, compare the value that these various features and benefits have to you, given your particular circumstances, with the fees and expenses for those features and benefits.

     - EXCHANGES -- Replacing your existing life insurance policy(ies) with this Policy may not be beneficial to you. Before purchasing a Policy, determine whether your existing policy(ies) will be subject to fees or penalties upon surrender or cancellation. Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) with those of this Policy.

     - SALES COMPENSATION -- We pay compensation to firms for sales of the Policy. See "Distribution of the Policies."

FREE LOOK RIGHTS             -  You have the right to examine your Policy and
                                return it if, for any reason, you are not satisfied. If you return the Policy to us by midnight of the tenth day after you receive it, we will send you a refund of all premiums paid.
                                See "Free Look and Conversion Rights -- Free
                                Look Rights."

PREMIUM PAYMENTS             -  You choose when to pay and how much to pay.
                             -  We may refuse to accept any premium less than
                                $25.
                             -  You cannot pay additional premiums after Age 100
                                except as needed to keep your Policy in force for the remainder of the current Policy Year.
                             -  We may refuse any premium that would disqualify
                                your Policy as life insurance under Section 7702 of the Code.
                             -  You may be required to pay sufficient premiums
                                to maintain the Death Benefit Guarantee in order to keep the Policy in force during at least the first several Policy Years. See "Death Benefit
                                Guarantee" and "Payment and Allocation of Premiums -- Amount and Timing of Premiums."
                             -  We deduct a Premium Expense Charge from each
                                premium payment and credit the remaining premium
                                (the Net Premium) to the Sub-Accounts of the Variable Account or the Fixed Account according to your instructions. See "Deductions and Charges -- Premium Expense Charge."

CHARGES AGAINST PREMIUM PAYMENTS

     We will deduct the Premium Expense Charge from each premium payment. The Premium Expense Charge is guaranteed not to exceed 6% of each premium payment in Policy Years one to ten and 5% of each premium after the tenth Policy Year. The charge is currently 4.75% of each premium payment in Policy Years one to ten and 4% of each premium after the tenth Policy Year. See "Deductions and Charges -- Premium Expense Charge."

CHARGES AGAINST THE ACCUMULATION VALUE

     The Accumulation Value of the Policy is subject to the Monthly Deduction charges. Except for the Variable Accumulation Value Charge, we will deduct the Monthly Deduction each month from both the Fixed Accumulation Value and the Variable Accumulation Value on a proportionate basis depending on their relative Accumulation Values at that time. We will deduct the Variable Accumulation Value Charge on a proportionate basis from each Sub-Account of the Variable Account depending on their relationship to the Variable Accumulation Value at that time. See "Deductions and Charges -- Monthly Deduction."

The Monthly Deduction includes:

     - Cost of Insurance -- varies based on the Insured's sex, issue Age, Policy Year, Rate Class and Face Amount.

     - Monthly Administrative Charge -- currently $7.50 per month and guaranteed not to exceed the product of $5 and the ratio (not to exceed 2.00) of (a) the Consumer Price Index (for all urban households) for the preceding September to (b) the Consumer Price Index for September 1985.

     - Monthly Amount Charge -- a monthly charge that varies based on the Insured's sex, issue Age, Rate Class and Face Amount and is assessed during the first ten Policy Years (and first ten years after a Face Amount increase). The maximum amount of this charge is $3.8620 per $1,000 of Face Amount for a male issue Age 85 in a Tobacco Class.

     - Monthly Variable Accumulation Value Charge -- currently equal to an annual rate of .40% of the Variable Accumulation Value and guaranteed not to exceed an annual rate of .60% of the Variable Accumulation Value.

     - Any charges for optional insurance benefits -- vary depending upon the benefit(s) selected. These charges also may vary based on the Insured's sex, issue Age, Policy Year, Rate Class and amount of the benefit chosen.

CHARGE UPON LAPSE OR TOTAL SURRENDER OF THE POLICY

     - We assess a Surrender Charge if your Policy lapses or if you surrender the Policy during the first ten Policy Years (or during the first ten years following a Face Amount increase).

     - We will determine the maximum Surrender Charge for the initial Face Amount and any requested increases in Face Amount on the Policy Date and on the effective date of any such requested increase. The maximum amount of the Surrender Charge is $25.57 per $1,000 of Face Amount for a male Insured at issue Age 75.

     - The Surrender Charge for the initial Face Amount will depend on the initial Face Amount, the Insured's Age on the Policy Date, the Insured's sex and Rate Class.

     - You do not pay the Surrender Charge if the Policy remains in force during the entire relevant ten-year period. See "Deductions and Charges -- Surrender Charge."

TRANSFER AND PARTIAL WITHDRAWAL CHARGES

     We currently make no charge for the first 24 transfers in a Policy Year and assess a $25 charge for each subsequent transfer. We currently assess a $10 charge for each partial withdrawal. These charges are guaranteed not to exceed $25 per transfer in excess of 12 transfers per Policy Year, or $25 per partial withdrawal, for the duration of the Policy. We will not impose the transfer charge on transfers that occur as a result of Policy loans, the exercise of conversion rights, the Dollar Cost Averaging or Portfolio Rebalancing service or automatic withdrawals.

INVESTMENT ADVISORY FEES AND OTHER FUND EXPENSES

     Because the Variable Account purchases shares of the Funds, the net asset value of the Variable Account's investments will reflect the investment advisory fees and other expenses incurred by the Funds (including service fees, if applicable). Set forth below is information provided by each Fund on its total annual expenses for the year ended December 31, 2001 (as a percentage of the Fund's average net assets). We have not independently verified this information. See the prospectuses for the Funds for more information concerning these expenses.

                             FUND EXPENSE TABLE(1)

                                            MANAGEMENT                TOTAL FUND       FEES AND         TOTAL NET
                                            (ADVISORY)     OTHER        ANNUAL      EXPENSES WAIVED    ANNUAL FUND
               FUND NAME                       FEES       EXPENSES     EXPENSES     AND REIMBURSED      EXPENSES
               ---------                    ----------    --------    ----------    ---------------    -----------
AIM VARIABLE INSURANCE FUNDS
AIM V.I. Dent Demographic Trends Fund
  (Series I)(2)(3)......................      0.85%        0.59%        1.44%            0.14%            1.30%
THE ALGER AMERICAN FUND
Alger American Growth Portfolio.........      0.75%        0.06%        0.81%               --            0.81%
Alger American Leveraged AllCap
  Portfolio.............................      0.85%        0.07%        0.92%               --            0.92%
Alger American MidCap Growth
  Portfolio.............................      0.80%        0.08%        0.88%               --            0.88%
Alger American Small Capitalization
  Portfolio.............................      0.85%        0.07%        0.92%               --            0.92%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
  FUND
Fidelity(R) VIP Contrafund(R) Portfolio
  (Initial Class)(4)....................      0.58%        0.10%        0.68%               --            0.68%
Fidelity(R) VIP Equity-Income Portfolio
  (Initial Class)(4)....................      0.48%        0.10%        0.58%               --            0.58%
Fidelity(R) VIP Growth Portfolio
  (Initial Class)(4)....................      0.58%        0.10%        0.68%               --            0.68%
Fidelity(R) VIP High Income Portfolio
  (Initial Class)(4)....................      0.58%        0.13%        0.71%               --            0.71%
Fidelity(R) VIP Index 500 Portfolio
  (Initial Class)(5)....................      0.24%        0.11%        0.35%               --            0.35%
Fidelity(R) VIP Investment Grade Bond
  Portfolio (Initial Class).............      0.43%        0.11%        0.54%               --            0.54%
Fidelity(R) VIP Money Market Portfolio
  (Initial Class).......................      0.18%        0.10%        0.28%               --            0.28%
THE GCG TRUST
Fully Managed Series (Class S Shares)...      0.94%        0.01%        0.95%            0.00%            0.95%
Mid-Cap Growth Series (Class S
  Shares)...............................      0.88%        0.01%        0.89%            0.00%            0.89%
ING INCOME SHARES
ING VP Bond Portfolio (Class R
  Shares)(6)............................      0.40%        0.10%        0.50%               --            0.50%
ING PARTNERS, INC.
ING UBS Tactical Asset Allocation
  Portfolio (Initial Class)(7)..........      0.90%        0.20%        1.10%               --            1.10%
ING Van Kampen Comstock Portfolio
  (Initial Class)(7)....................      0.60%        0.35%        0.95%               --            0.95%
ING VARIABLE PORTFOLIOS, INC.
ING VP Index Plus LargeCap Portfolio
  (Class R Shares)(6)...................      0.35%        0.10%        0.45%               --            0.45%
ING VP Index Plus MidCap Portfolio
  (Class R Shares)(6)...................      0.40%        0.15%        0.55%               --            0.55%
ING VP Index Plus SmallCap Portfolio
  (Class R Shares)(6)...................      0.40%        0.31%        0.71%            0.11%            0.60%
ING VARIABLE PRODUCTS TRUST
ING VP Growth Opportunities Portfolio
  (Class R Shares)(8)...................      0.75%        1.07%        1.82%            0.92%            0.90%
ING VP Growth + Value Portfolio (Class R
  Shares)(8)............................      0.75%        0.42%        1.17%            0.37%            0.80%

                                            MANAGEMENT                TOTAL FUND       FEES AND         TOTAL NET
                                            (ADVISORY)     OTHER        ANNUAL      EXPENSES WAIVED    ANNUAL FUND
               FUND NAME                       FEES       EXPENSES     EXPENSES     AND REIMBURSED      EXPENSES
               ---------                    ----------    --------    ----------    ---------------    -----------
ING VP High Yield Bond Portfolio (Class
  R Shares)(8)..........................      0.75%        0.53%        1.28%            0.48%            0.80%
ING VP International Value Portfolio
  (Class R Shares)(8)...................      1.00%        0.53%        1.53%            0.53%            1.00%
ING VP MagnaCap Portfolio (Class R
  Shares)(9)............................      0.75%        1.47%        2.22%            1.32%            0.90%
ING VP MidCap Opportunities Portfolio
  (Class R Shares)(8)...................      0.75%        1.91%        2.66%            1.76%            0.90%
ING VP Research Enhanced Index Portfolio
  (Class R Shares)(8)...................      0.75%        0.87%        1.62%            0.72%            0.90%
ING VP SmallCap Opportunities Portfolio
  (Class R Shares)(8)...................      0.75%        0.40%        1.15%            0.25%            0.90%
JANUS ASPEN SERIES
Janus Aspen Aggressive Growth Portfolio
  (Institutional Shares)(9).............      0.65%        0.02%        0.67%               --            0.67%
Janus Aspen Growth Portfolio
  (Institutional Shares)(9).............      0.65%        0.01%        0.66%               --            0.66%
Janus Aspen International Growth
  Portfolio (Institutional Shares)(9)...      0.65%        0.06%        0.71%               --            0.71%
Janus Aspen Worldwide Growth Portfolio
  (Institutional Shares)(9).............      0.65%        0.04%        0.69%               --            0.69%
NEUBERGER BERMAN ADVISERS MANAGEMENT
  TRUST
Neuberger Berman Advisers Management
  Trust Limited Maturity Bond
  Portfolio(10).........................      0.65%        0.08%        0.73%               --            0.73%
Neuberger Berman Advisers Management
  Trust Partners Portfolio(10)..........      0.82%        0.05%        0.87%               --            0.87%
Neuberger Berman Advisers Management
  Trust Socially Responsive
  Portfolio(11).........................      0.85%        3.48%        4.33%            2.80%            1.53%
OCC ACCUMULATION TRUST
OCC Equity Portfolio(12)................      0.80%        0.13%        0.93%               --            0.93%
OCC Global Equity Portfolio(12).........      0.80%        0.40%        1.20%               --            1.20%
OCC Managed Portfolio(12)...............      0.78%        0.10%        0.88%               --            0.88%
OCC Small Cap Portfolio(12).............      0.80%        0.10%        0.90%               --            0.90%
PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
  (Class I Shares)......................      0.65%        0.14%        0.79%               --            0.79%
Pioneer Small Cap Value VCT Portfolio
  (Class I Shares)(13)(14)..............      0.75%       77.09%       77.84%           76.59%            1.25%
PUTNAM VARIABLE TRUST
Putnam VT Growth and Income Fund (Class
  IA Shares)............................      0.46%        0.05%        0.51%               --            0.51%
Putnam VT New Opportunities Fund (Class
  IA Shares)............................      0.54%        0.05%        0.59%               --            0.59%
Putnam VT Small Cap Value Fund (Class IA
  Shares)...............................      0.80%        0.14%        0.94%               --            0.94%
Putnam VT Voyager Fund (Class IA
  Shares)...............................      0.53%        0.04%        0.57%               --            0.57%

FOOTNOTES TO THE "FUND EXPENSE TABLE"
-------------------------
 (1) Each of the Funds or their affiliates pays us compensation for recordkeeping, administration or other services. The amount of compensation is usually based on the aggregate assets of the Fund from policies that we issue or administer. Some Funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

 (2) The waiver has been restated to reflect current fees. The Fund's adviser has contractually agreed to waive advisory fees or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Fund Annual Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Management (Advisory) Fees were 0.71% after fee waiver.

 (3) Compensation to the Company for administrative or recordkeeping services may be paid out of fund assets in an amount up to 0.25% annually. Any such fees paid from the AIM Funds' assets are included in the "Other Expenses" column.

 (4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

 (5) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the Management (Advisory) Fees, Other Expenses and Total Fund Annual Expenses in 2001 were 0.24%, 0.04% and 0.28%, respectively.

 (6) ING Investments, LLC, the investment adviser to each Portfolio, has entered into written expense limitation agreements with each Portfolio (except
     Bond) under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Portfolio's expenses waived or reimbursed during the last fiscal year by the Portfolio's investment adviser is shown under the heading "Fees and Expenses Waived or Reimbursed" in the table above. For each Portfolio, the expense limits will continue through at least December 31, 2002.

 (7) Other Expenses shown in the above table are based on estimated amounts for the current fiscal year.

 (8) ING Investments, LLC has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Portfolio's expenses waived or reimbursed during the last fiscal year by ING Investments, LLC is shown under the heading "Fees and Expenses Waived or Reimbursed" in the table above. For the remaining ING VP portfolios, the expense limits will continue through at least October 31, 2002.

 (9) All expenses are shown without the effect of any expense offset arrangements.

(10) Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2005 to reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Portfolios' average daily net asset value.

(11) Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2005 to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.50% of the average daily net asset value of the Socially Responsive Portfolio. The expense reimbursement agreement with respect to the Socially Responsive Portfolio provides for NBMI to recoup expenses within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its expense limitation.

(12) Management (Advisory) Fees reflect effective management fees before taking into effect any fee waiver. Other Expenses are shown before expense offsets afforded the Portfolios. Total Fund Annual Expenses for the Equity, Managed and Small Cap Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offset) do not exceed 1.00% of average daily net assets. Total Fund Annual Expenses for the Global Equity Portfolio are limited to 1.25% of average daily net assets.

(13) The Total Net Fund Annual Expenses in the table above reflect the expense limitation in effect through December 31, 2002 under which Pioneer has agreed not to impose all or a portion of its management fee and if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares; the portion of the portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

(14) The Portfolio commenced operations on November 8, 2001, therefore expenses shown above are annualized. Including the reimbursements and waivers applied by Pioneer, the Management (Advisory) Fees, Other Expenses and Total Fund Annual Expenses for the year ended December 31, 2001 were 0.00%, 1.25%, and 1.25%, respectively.

THE VARIABLE ACCOUNT
(RELIASTAR
  LIFE INSURANCE COMPANY OF
  NEW YORK VARIABLE LIFE
  SEPARATE ACCOUNT I)        -  ReliaStar Life Insurance Company of New York
                                Variable Life Separate Account I is one of our separate accounts and consists of several
                                Sub-Accounts. We only invest premiums from our variable life insurance policies in the Variable
                                Account.
                             -  We invest any Net Premiums you allocate to each
                                Sub-Account in shares of the Fund related to that Sub-Account.
                             -  Variable Accumulation Value will vary with the
                                investment performance of the Funds and the charges deducted from the Variable Accumulation
                                Value. See "Accumulation Value."

THE FIXED ACCOUNT            -  The Fixed Account consists of all of our assets
                                other than those in our separate accounts
                                (including the Variable Account).
                             -  We credit interest of at least 4% per year on
                                any amounts you allocate to the Fixed Account.
                             -  We may, in our sole discretion, credit interest
                                in excess of 4%. See Appendix A, "The Fixed
                                Account."

THE FUNDS                    -  You can instruct ReliaStar to place your Net
                                Premium in, or transfer to, the following Funds.
                             -  We will first place the portion of the initial
                                allocation of your Net Premium directed to the Variable Account in the Fidelity Money Market
                                Sub-Account. See "Allocating Premiums."

     The following chart lists the currently available Funds and outlines certain of their important characteristics.

INVESTMENT FUNDS

     The investment objectives of the Funds are described below. The investment results of the Funds are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all Funds are diversified, as defined under the Investment Company Act of 1940 (the "1940 Act").

     Certain Funds available under the Policies may have names, investment objectives and policies similar to other funds managed by the Fund's investment adviser. The investment results of a Fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any Fund will be comparable to those of another fund managed by the same investment adviser.

     Refer to the Fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, by accessing the SEC at its web site or by contacting the SEC Public Reference Room.

     For each Fund's expenses, see "Investment Advisory Fees and Other Fund Expenses."

     LIST OF FUND NAME CHANGES: Some of the Funds available under your Policy before May 1, 2002 have changed their names. The following chart provides details about these name changes.

              CURRENT FUND NAME                                FORMER FUND NAME
              -----------------                                ----------------
ING Variable Products Trust -- ING VP Growth     Pilgrim Variable Products Trust -- Pilgrim VP
  Opportunities Portfolio (Class R Shares)       Growth Opportunities Portfolio (Class R
                                                 Shares)
ING Variable Products Trust -- ING VP Growth     Pilgrim Variable Products Trust -- Pilgrim VP
  + Value Portfolio (Class R Shares)             Growth + Value Portfolio (Class R Shares)
ING Variable Products Trust -- ING VP High       Pilgrim Variable Products Trust -- Pilgrim VP
  Yield Bond Portfolio (Class R Shares)          High Yield Bond Portfolio (Class R Shares)
ING Variable Products Trust -- ING VP            Pilgrim Variable Products Trust -- Pilgrim VP
  International Value Portfolio (Class R         International Value Portfolio (Class R
  Shares)                                        Shares)
ING Variable Products Trust -- ING VP            Pilgrim Variable Products Trust -- Pilgrim VP
  MagnaCap Portfolio (Class R Shares)            MagnaCap Portfolio (Class R Shares)
ING Variable Products Trust -- ING VP MidCap     Pilgrim Variable Products Trust -- Pilgrim VP
  Opportunities Portfolio (Class R Shares)       MidCap Opportunities Portfolio (Class R
                                                 Shares)
ING Variable Products Trust -- ING VP            Pilgrim Variable Products Trust -- Pilgrim VP
  Research Enhanced Index Portfolio (Class R     Research Enhanced Index Portfolio (Class R
  Shares)                                        Shares)
ING Variable Products Trust -- ING VP            Pilgrim Variable Products Trust -- Pilgrim VP
  SmallCap Opportunities Portfolio (Class R      SmallCap Opportunities Portfolio (Class R
  Shares)                                        Shares)

                                             INVESTMENT ADVISER/
               FUND NAME                          SUBADVISER                   INVESTMENT OBJECTIVE
               ---------                     -------------------               --------------------
AIM VARIABLE INSURANCE FUNDS --            A I M Advisors, Inc.        Seeks long-term growth of capital.
  AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                                Seeks to meet its objective by
(SERIES I SHARES)                          Subadviser: H.S. Dent       investing in securities of companies
                                           Advisors, Inc.              that are likely to benefit from
                                                                       changing demographic, economic and
                                                                       lifestyle trends. These securities
                                                                       may include common stocks,
                                                                       convertible bonds, convertible
                                                                       preferred stocks and warrants of
                                                                       companies within a broad range of
                                                                       market capitalizations.
ALGER AMERICAN GROWTH PORTFOLIO            Investment Manager:         Seeks long-term capital appreciation
                                           Fred Alger Management,      by focusing on growing companies
                                           Inc.                        that generally have broad product
                                                                       lines, markets, financial resources
                                                                       and depth of management. Under
                                                                       normal circumstances, the portfolio
                                                                       invests primarily in the equity
                                                                       securities of large companies. The
                                                                       portfolio considers a large company
                                                                       to have a market capitalization of
                                                                       $1 billion or greater.

                                             INVESTMENT ADVISER/
               FUND NAME                          SUBADVISER                   INVESTMENT OBJECTIVE
               ---------                     -------------------               --------------------
ALGER AMERICAN LEVERAGED ALLCAP            Investment Manager:         Seeks long-term capital appreciation
  PORTFOLIO                                Fred Alger Management,      by investing, under normal
                                           Inc.                        circumstances, in the equity
                                                                       securities of companies of any size
                                                                       which demonstrate promising growth
                                                                       potential. The portfolio can
                                                                       leverage, that is, borrow money, up
                                                                       to one-third of its total assets to
                                                                       buy additional securities. By
                                                                       borrowing money, the portfolio has
                                                                       the potential to increase its
                                                                       returns if the increase in the value
                                                                       of the securities purchased exceeds
                                                                       the cost of borrowing, including
                                                                       interest paid on the money borrowed.
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO     Investment Manager:         Seeks long-term capital appreciation
                                           Fred Alger Management,      by focusing on midsize companies
                                           Inc.                        with promising growth potential.
                                                                       Under normal circumstances, the
                                                                       portfolio invests primarily in the
                                                                       equity securities of companies
                                                                       having a market capitalization
                                                                       within the range of companies in the
                                                                       S&P(R) MidCap 400 Index.
ALGER AMERICAN SMALL CAPITALIZATION        Investment Manager:         Seeks long-term capital appreciation
  PORTFOLIO                                Fred Alger Management,      by focusing on small, fast-growing
                                           Inc.                        companies that offer innovative
                                                                       products, services or technologies
                                                                       to a rapidly expanding marketplace.
                                                                       Under normal circumstances, the
                                                                       portfolio invests primarily in the
                                                                       equity securities of small
                                                                       capitalization companies. A small
                                                                       capitalization company is one that
                                                                       has a market capitalization within
                                                                       the range of the Russell 2000 Growth
                                                                       Index or the S&P(R) SmallCap 600
                                                                       Index.
FIDELITY(R) VARIABLE INSURANCE             Fidelity Management &       Seeks long-term capital
  PRODUCTS -- FIDELITY VIP                 Research Company            appreciation. Normally invests
  CONTRAFUND(R) PORTFOLIO                                              primarily in common stocks of
(INITIAL CLASS)                            Subadvisers: Fidelity       companies whose value the
                                           Management & Research       Portfolio's investment adviser
                                           (U.K.) Inc.; Fidelity       believes is not fully recognized by
                                           Management & Research       the public.
                                           (Far East) Inc.;
                                           Fidelity Investments
                                           Japan Limited; FMR Co.,
                                           Inc.

                                             INVESTMENT ADVISER/
               FUND NAME                          SUBADVISER                   INVESTMENT OBJECTIVE
               ---------                     -------------------               --------------------
FIDELITY(R) VARIABLE INSURANCE             Fidelity Management &       Seeks reasonable income. Also
  PRODUCTS -- FIDELITY VIP                 Research Company            considers the potential for capital
  EQUITY-INCOME PORTFOLIO                                              appreciation. Seeks to achieve a
(INITIAL CLASS)                            Subadviser: FMR Co.,        yield which exceeds the composite
                                           Inc.                        yield on the securities comprising
                                                                       the Standard & Poor's 500 Index.
                                                                       Normally invests at least 80% of
                                                                       total assets in income-producing
                                                                       equity securities, which tends to
                                                                       lead to investments in large cap
                                                                       "value" stocks.
FIDELITY(R) VARIABLE INSURANCE             Fidelity Management &       Seeks to achieve capital
  PRODUCTS -- FIDELITY VIP GROWTH          Research Company            appreciation. Normally invests
  PORTFOLIO                                                            primarily in common stocks of
(INITIAL CLASS)                            Subadviser: FMR Co.,        companies the investment adviser
                                           Inc.                        believes have above-average growth
                                                                       potential (often called "growth"
                                                                       stocks).
FIDELITY(R) VARIABLE INSURANCE             Fidelity Management &       Seeks a high level of current income
  PRODUCTS -- FIDELITY VIP HIGH INCOME     Research Company            while also considering growth of
  PORTFOLIO                                                            capital. Normally invests primarily
(INITIAL CLASS)                            Subadvisers: Fidelity       in income- producing debt
                                           Management & Research       securities, preferred stocks and
                                           (U.K.) Inc.; Fidelity       convertible securities, with an
                                           Management & Research       emphasis on lower-quality debt
                                           (Far East) Inc.;            securities.
                                           Fidelity Investments
                                           Japan Limited; FMR Co.,
                                           Inc.
FIDELITY(R) VARIABLE INSURANCE             Fidelity Management &       Seeks investment results that
  PRODUCTS -- FIDELITY VIP INDEX 500       Research Company            correspond to the total return of
  PORTFOLIO                                                            common stocks publicly traded in the
(INITIAL CLASS)                            Subadviser: Deutsche        United States, as represented by the
                                           Asset Management, Inc.      Standard & Poor's 500 Index (S&P
                                                                       500). Normally invests at least 80%
                                                                       of assets in common stocks included
                                                                       in the S&P 500.
FIDELITY(R) VARIABLE INSURANCE             Fidelity Management &       Seeks as high a level of current
  PRODUCTS -- FIDELITY VIP INVESTMENT      Research Company            income as is consistent with the
  GRADE BOND PORTFOLIO                                                 preservation of capital. Normally
(INITIAL CLASS)                            Subadviser: Fidelity        invests in U.S. dollar- denominated
                                           Investments Money           investment-grade bonds of medium and
                                           Management, Inc.            high quality.
FIDELITY(R) VARIABLE INSURANCE             Fidelity Management &       Seeks as high a level of current
  PRODUCTS -- FIDELITY VIP MONEY MARKET    Research Company            income as is consistent with
  PORTFOLIO                                                            preservation of capital and
(INITIAL CLASS)                            Subadviser: Fidelity        liquidity. Invests in U.S. dollar-
                                           Investment Money            denominated money market securities
                                           Management, Inc.            and repurchase agreements, and may
                                                                       enter into reverse repurchase
                                                                       agreements.

                                             INVESTMENT ADVISER/
               FUND NAME                          SUBADVISER                   INVESTMENT OBJECTIVE
               ---------                     -------------------               --------------------
THE GCG TRUST -- FULLY MANAGED SERIES      Manager: Directed           Seeks, over the long-term, a high
                                           Services, Inc.              total investment return, consistent
                                                                       with the preservation of capital and
                                           Portfolio Manager:          prudent investment risk. Pursues an
                                           T. Rowe Price               active asset allocation strategy
                                           Associates, Inc.            whereby investments are allocated
                                                                       among three asset classes -- equity
                                                                       securities, debt securities, and
                                                                       money market instruments. Invests
                                                                       primarily in common stocks of
                                                                       established companies that are
                                                                       believed to have above-average
                                                                       potential for capital growth.
THE GCG TRUST -- MID-CAP GROWTH SERIES     Manager: Directed           Seeks long-term growth of capital.
                                           Services, Inc.              Normally invests at least 80% of its
                                                                       net assets in common stocks and
                                           Portfolio Manager:          related securities (such as
                                           Massachusetts Financial     preferred stocks, convertible
                                           Services Company            securities and depositary receipts)
                                                                       of companies with medium market
                                                                       capitalizations which the Portfolio
                                                                       Manager believes have above-average
                                                                       growth potential.
ING INCOME SHARES -- ING VP                ING Investments, LLC        Seeks to maximize total return as is
  BOND PORTFOLIO (formerly Aetna Income                                consistent with reasonable risk,
  Shares d/b/a Aetna Bond VP)              Subadviser: Aeltus          through investment in a diversified
(CLASS R SHARES)                           Investment Management,      portfolio consisting of debt
                                           Inc. (Aeltus)               securities. Under normal market
                                                                       conditions, invests at least 80% of
                                                                       net assets in high-grade corporate
                                                                       bonds, mortgage-related and other
                                                                       asset-backed securities, and
                                                                       securities issued or guaranteed by
                                                                       the U.S. Government, its agencies or
                                                                       instrumentalities.
ING PARTNERS, INC. -- ING                  ING Life Insurance and      Seeks total return, consisting of
  UBS TACTICAL ASSET ALLOCATION            Annuity Company             long-term capital appreciation and
  PORTFOLIO                                (formerly Aetna Life        current income. Allocates assets
(formerly Portfolio Partners, Inc. --      Insurance and Annuity       between a stock portion designed to
  PPI Brinson Tactical Asset Allocation    Company)                    track the performance of the
  Portfolio)                                                           Standard & Poor's Composite Index of
(INITIAL CLASS)                            Subadviser: UBS Global      500 Stocks (S&P 500 Index) and a
                                           Asset Management (US)       fixed income portion consisting of
                                           Inc. (formerly Brinson      either five- year U.S. Treasury
                                           Advisors, Inc.)             notes or U.S. Treasury bills with
                                                                       remaining maturities of 30 days.

                                             INVESTMENT ADVISER/
               FUND NAME                          SUBADVISER                   INVESTMENT OBJECTIVE
               ---------                     -------------------               --------------------
ING PARTNERS, INC. -- ING                  ING Life Insurance and      Seeks capital growth and income.
  VAN KAMPEN COMSTOCK PORTFOLIO            Annuity Company             Invests in a portfolio of equity
(INITIAL CLASS) (SERVICE CLASS) OR         (formerly Aetna Life        securities, including common stocks,
(ADVISER CLASS)                            Insurance and Annuity       preferred stocks and securities
                                           Company)                    convertible into common and
                                                                       preferred stocks consisting
                                           Subadviser: Morgan          principally of common stocks.
                                           Stanley Investment
                                           Management Inc. d/b/a
                                           Van Kampen
ING VARIABLE PORTFOLIOS, INC. --           ING Investments, LLC        Seeks to outperform the total return
  ING VP INDEX PLUS LARGECAP PORTFOLIO                                 performance of the Standard & Poor's
  (formerly Aetna Variable Portfolios,     Subadviser: Aeltus          500 Composite Index (S&P 500), while
  Inc. -- Aetna Index Plus Large Cap       Investment Management,      maintaining a market level of risk.
  VP)                                      Inc. (Aeltus)               Invests at least 80% of net assets
(CLASS R SHARES)                                                       in stocks included in the S&P 500.
                                                                       The S&P 500 is a stock market index
                                                                       comprised of common stocks of 500 of
                                                                       the largest companies traded in the
                                                                       U.S. and selected by Standard &
                                                                       Poor's Corporation.
ING VARIABLE PORTFOLIOS, INC. --           ING Investments, LLC        Seeks to outperform the total return
  ING VP INDEX PLUS MIDCAP PORTFOLIO                                   performance of the Standard & Poor's
  (formerly Aetna Variable Portfolios,     Subadviser: Aeltus          MidCap 400 Index (S&P 400), while
  Inc. -- Aetna Index Plus Mid Cap VP      Investment Management,      maintaining a market level of risk.
(CLASS R SHARES)                           Inc. (Aeltus)               Invests at least 80% of net assets
                                                                       in stocks included in the S&P 400.
                                                                       The S&P 400 is a stock market index
                                                                       comprised of common stocks of 400
                                                                       mid-capitalization companies traded
                                                                       in the U.S. and selected by Standard
                                                                       & Poor's Corporation.
ING VARIABLE PORTFOLIOS, INC. --           ING Investments, LLC        Seeks to outperform the total return
  ING VP INDEX PLUS SMALLCAP PORTFOLIO                                 performance of the Standard and
  (formerly Aetna Variable Portfolios,     Subadviser: Aeltus          Poor's SmallCap 600 Index (S&P 600),
  Inc. -- Aetna Index Plus Small Cap       Investment Management,      while maintaining a market level of
  VP)                                      Inc. (Aeltus)               risk. Invests at least 80% of net
(CLASS R SHARES)                                                       assets in stocks included in the S&P
                                                                       600. The S&P 600 is a stock market
                                                                       index comprised of common stocks of
                                                                       600 small-capitalization companies
                                                                       traded in the U.S. and selected by
                                                                       Standard & Poor's Corporation.

                                             INVESTMENT ADVISER/
               FUND NAME                          SUBADVISER                   INVESTMENT OBJECTIVE
               ---------                     -------------------               --------------------
ING VARIABLE PRODUCTS TRUST --             ING Investments, LLC        Seeks long-term growth of capital.
  ING VP GROWTH OPPORTUNITIES PORTFOLIO    (ING Investments)           Invests primarily in common stock of
  (formerly Pilgrim Variable Products      (formerly ING Pilgrim       U.S. companies that the portfolio
  Trust -- Pilgrim VP Growth               Investments, LLC)           managers feel have above average
  Opportunities Portfolio)                                             prospects for growth. Under normal
(CLASS R SHARES)                                                       market conditions, invests at least
                                                                       65% of total assets in securities
                                                                       purchased on the basis of the
                                                                       potential for capital appreciation.
                                                                       These securities may be from
                                                                       large-cap, mid-cap or small-cap
                                                                       companies.
ING VARIABLE PRODUCTS TRUST --             ING Investments, LLC        Seeks capital appreciation. Invests
  ING VP GROWTH + VALUE PORTFOLIO          (ING Investments)           primarily in a diversified portfolio
  (formerly Pilgrim Variable Products      (formerly ING Pilgrim       of equity securities, including
  Trust -- Pilgrim VP Growth + Value       Investments, LLC)           common and preferred stock, warrants
  Portfolio)                                                           and convertible securities. Under
(CLASS R SHARES)                           Subadviser: Navellier       normal market conditions, invests at
                                           Fund Management, Inc.       least 65% of total assets in
                                           (Navellier)                 securities purchased on the basis of
                                                                       the potential for capital
                                                                       appreciation. These securities may
                                                                       be from large-cap, mid-cap, or
                                                                       small-cap companies.
ING VARIABLE PRODUCTS TRUST --             ING Investments, LLC        Seeks high income and capital
  ING VP HIGH YIELD BOND PORTFOLIO         (ING Investments)           appreciation. Invests primarily in
  (formerly Pilgrim Variable Products      (formerly ING Pilgrim       higher- yielding lower-rated bonds
  Trust -- Pilgrim VP High Yield Bond      Investments, LLC)           (junk bonds) to achieve high current
  Portfolio)                                                           income with potential for capital
(CLASS R SHARES)                                                       growth. Under normal market
                                                                       conditions, invests at least 80% of
                                                                       assets in higher-yielding,
                                                                       lower-rated U.S. dollar-denominated
                                                                       debt securities of U.S. and foreign
                                                                       issuers. May also invest up to 35%
                                                                       of total assets in securities
                                                                       denominated in foreign currencies.
                                                                       May invest up to 50% of assets in
                                                                       securities of foreign issuers,
                                                                       including 35% in emerging market
                                                                       debt.
ING VARIABLE PRODUCTS TRUST --             ING Investments, LLC        Seeks long-term capital
  ING VP INTERNATIONAL VALUE PORTFOLIO     (ING Investments)           appreciation. Invests primarily in
  (formerly Pilgrim Variable Products      (formerly ING Pilgrim       foreign companies with market
  Trust -- Pilgrim VP International        Investments, LLC)           capitalizations greater than $1
  Value Portfolio)                                                     billion, but may hold up to 25% of
(CLASS R SHARES)                           Subadviser: Brandes         assets in companies with smaller
                                           Investment Partners,        market capitalization. Under normal
                                           L.P.                        circumstances, will invest at least
                                                                       65% of total assets in securities of
                                                                       companies located in at least three
                                                                       countries other than the U.S., which
                                                                       may include emerging market
                                                                       countries.

                                             INVESTMENT ADVISER/
               FUND NAME                          SUBADVISER                   INVESTMENT OBJECTIVE
               ---------                     -------------------               --------------------
ING VARIABLE PRODUCTS TRUST --             ING Investments, LLC        Seeks growth of capital, with
  ING VP MAGNACAP PORTFOLIO (formerly      (ING Investments)           dividend income as a secondary
  Pilgrim Variable Products Trust --       (formerly ING Pilgrim       consideration. Under normal
  Pilgrim VP MagnaCap Portfolio)           Investments, LLC)           conditions, invests at least 80% of
(CLASS R SHARES)                                                       assets in equity securities that
                                                                       meet the following criteria:
                                                                       attractive valuation
                                                                       characteristics; dividends; and
                                                                       balance sheet strength. Candidates
                                                                       are also analyzed for some catalyst
                                                                       or vector of change that may spark
                                                                       an increase in share price.
                                                                       Normally, investments are generally
                                                                       in larger companies that are
                                                                       included in the largest 500 U.S.
                                                                       companies as measured by sales,
                                                                       earnings or assets.
ING VARIABLE PRODUCTS TRUST --             ING Investments, LLC        Seeks long-term capital
  ING VP MIDCAP OPPORTUNITIES PORTFOLIO    (ING Investments)           appreciation. Normally invests at
  (formerly Pilgrim Variable Products      (formerly ING Pilgrim       least 80% of assets in the common
  Trust -- Pilgrim VP MidCap               Investments, LLC)           stocks of mid-sized U.S. companies
  Opportunities Portfolio)                                             that the portfolio managers feel
(CLASS R SHARES)                                                       have above average prospects for
                                                                       growth. For this Portfolio, mid-size
                                                                       companies are those with market
                                                                       capitalizations that fall within the
                                                                       range of companies in the Standard &
                                                                       Poor's MidCap 400 Index (S&P MidCap
                                                                       400 Index).
ING VARIABLE PRODUCTS TRUST --             ING Investments, LLC        Seeks capital appreciation. Normally
  ING VP RESEARCH ENHANCED INDEX           (ING Investments)           invests at least 80% of total assets
  PORTFOLIO (formerly Pilgrim Variable     (formerly ING Pilgrim       in common stocks included in the
  Products Trust -- Pilgrim VP Research    Investments, LLC)           Standard & Poor's Composite 500
  Enhanced Index Portfolio)                                            Stock Price Index (S&P 500 Index).
(CLASS R SHARES)                           Subadviser: J.P. Morgan     At any one time, the portfolio
                                           Investment Management       managers generally include in the
                                           Inc. (J.P. Morgan)          Portfolio approximately 400 of the
                                                                       stocks included in the S&P 500
                                                                       Index. May also invest in certain
                                                                       higher- risk investments, including
                                                                       derivatives (generally these
                                                                       investments will be limited to S&P
                                                                       500 Index options and futures on the
                                                                       S&P 500 Index).
ING VARIABLE PRODUCTS TRUST --             ING Investments, LLC        Seeks long-term capital
  ING VP SMALLCAP OPPORTUNITIES            (ING Investments)           appreciation. Normally invests at
  PORTFOLIO (formerly Pilgrim Variable     (formerly ING Pilgrim       least 80% of assets in the common
  Products Trust -- Pilgrim VP SmallCap    Investments, LLC)           stock of smaller, lesser- known U.S.
  Opportunities Portfolio)                                             companies that the portfolio manager
(CLASS R SHARES)                                                       believes have above average
                                                                       prospects for growth. For this
                                                                       Portfolio, smaller companies are
                                                                       those with market capitalizations
                                                                       that fall within the range of
                                                                       companies in the Russell 2000 Index,
                                                                       which is an index that measures the
                                                                       performance of small companies.

                                             INVESTMENT ADVISER/
               FUND NAME                          SUBADVISER                   INVESTMENT OBJECTIVE
               ---------                     -------------------               --------------------
JANUS ASPEN SERIES -- AGGRESSIVE           Janus Capital               A nondiversified Portfolio that
  GROWTH PORTFOLIO                                                     seeks long- term growth of capital.
(INSTITUTIONAL SHARES)                                                 Invests primarily in common stocks
                                                                       selected for their growth potential
                                                                       and normally invests at least 50% of
                                                                       its equity assets in medium-sized
                                                                       companies. Medium-sized companies
                                                                       are those whose market
                                                                       capitalization falls within the
                                                                       range of companies in the Standard
                                                                       and Poor's (S&P) MidCap 400 Index.
JANUS ASPEN SERIES --                      Janus Capital               Seeks long-term growth of capital in
  GROWTH PORTFOLIO                                                     a manner consistent with the
(INSTITUTIONAL SHARES)                                                 preservation of capital. Invests
                                                                       primarily in common stocks selected
                                                                       for their growth potential. Although
                                                                       it can invest in companies of any
                                                                       size, it generally invests in
                                                                       larger, more established companies.
JANUS ASPEN SERIES -- INTERNATIONAL        Janus Capital               Seeks long-term growth of capital.
  GROWTH PORTFOLIO                                                     Under normal circumstances, invests
(INSTITUTIONAL SHARES)                                                 at least 80% of its net assets in
                                                                       securities of issuers from at least
                                                                       five different countries, excluding
                                                                       the United States. Although the
                                                                       Portfolio intends to invest
                                                                       substantially all of its assets in
                                                                       issuers located outside the United
                                                                       States, it may at times invest in
                                                                       U.S. issuers and it may at times
                                                                       invest all of its assets in fewer
                                                                       than five countries or even a single
                                                                       country.
JANUS ASPEN SERIES -- WORLDWIDE            Janus Capital               Seeks long-term growth of capital in
  GROWTH PORTFOLIO                                                     a manner consistent with the
(INSTITUTIONAL SHARES)                                                 preservation of capital. Invests
                                                                       primarily in common stocks of
                                                                       companies of any size located
                                                                       throughout the world. Normally
                                                                       invests in issuers from at least
                                                                       five different countries, including
                                                                       the United States. May at times
                                                                       invest in fewer than five countries
                                                                       or even in a single country.
NEUBERGER BERMAN -- LIMITED MATURITY       Neuberger Berman/           Highest current income consistent
  BOND PORTFOLIO                           Neuberger Berman, LLC       with low risk to principal and
                                                                       liquidity and secondarily total
                                                                       return
NEUBERGER BERMAN -- PARTNERS PORTFOLIO     Neuberger Berman/           Capital growth
                                           Neuberger Berman, LLC
NEUBERGER BERMAN -- SOCIALLY RESPONSIVE    Neuberger Berman/           Long-term capital growth
  PORTFOLIO                                Neuberger Berman, LLC

                                             INVESTMENT ADVISER/
               FUND NAME                          SUBADVISER                   INVESTMENT OBJECTIVE
               ---------                     -------------------               --------------------
OCC ACCUMULATION TRUST -- OCC EQUITY       OpCap Advisors              Seeks long term capital
  PORTFOLIO                                                            appreciation. Invests at least 80%
                                                                       of net assets, plus the amount of
                                                                       any borrowings for investment
                                                                       purposes, in equity securities that
                                                                       the investment adviser believes are
                                                                       undervalued in the marketplace.
OCC ACCUMULATION TRUST -- OCC GLOBAL       OpCap Advisors              Seeks long term capital
  EQUITY PORTFOLIO                                                     appreciation. Invests at least 80%
                                                                       of net assets, plus the amount of
                                                                       any borrowings for investment
                                                                       purposes, in equity securities on a
                                                                       worldwide basis and may invest in
                                                                       U.S. or foreign fixed income
                                                                       securities.
OCC ACCUMULATION TRUST -- OCC MANAGED      OpCap Advisors              Seeks growth of capital over time.
  PORTFOLIO                                                            Invests in common stocks, bonds and
                                                                       cash equivalents, allocated based on
                                                                       the investment adviser's judgment.
OCC ACCUMULATION TRUST -- OCC SMALL CAP    OpCap Advisors              Seeks capital appreciation. Invests
  PORTFOLIO                                                            at least 80% of net assets, plus the
                                                                       amount of any borrowings for
                                                                       investment purposes, in equity
                                                                       securities of companies with market
                                                                       capitalizations under $2 billion.
PIONEER VARIABLE CONTRACTS                 Pioneer Investment          Seeks capital appreciation by
  TRUST -- PIONEER MID CAP VALUE VCT       Management, Inc.            investing in a diversified portfolio
  PORTFOLIO                                (Pioneer)                   of securities consisting primarily
(CLASS I SHARES)                                                       of common stocks. Normally, invests
                                                                       at least 80% of total assets in
                                                                       equity securities of mid-size
                                                                       companies, that is, companies with
                                                                       market values within the range of
                                                                       market values of companies included
                                                                       in Standard & Poor's MidCap 400
                                                                       Index.
PIONEER VARIABLE CONTRACTS                 Pioneer Investment          Seeks capital growth by investing in
  TRUST -- PIONEER SMALL CAP VALUE VCT     Management, Inc.            a diversified portfolio of
  PORTFOLIO                                (Pioneer)                   securities consisting primarily of
(CLASS I SHARES)                                                       common stocks. Normally, invests at
                                                                       least 80% of total assets in equity
                                                                       securities of small companies, that
                                                                       is, companies with market values
                                                                       within the range of market values of
                                                                       issuers included in the Russell 2000
                                                                       Index. The Russell 2000 Index
                                                                       measures the performance of the
                                                                       2,000 smallest companies in the
                                                                       Russell 3000 Index. On December 31,
                                                                       2001, the market value of companies
                                                                       in the index varied from
                                                                       approximately $4 million to over
                                                                       $2.9 billion.
PUTNAM VARIABLE TRUST -- PUTNAM            Putnam Investment           Capital growth & current income
  VT GROWTH AND INCOME FUND                Management, LLC
(CLASS IA SHARES)

                                             INVESTMENT ADVISER/
               FUND NAME                          SUBADVISER                   INVESTMENT OBJECTIVE
               ---------                     -------------------               --------------------
PUTNAM VARIABLE TRUST -- PUTNAM            Putnam Investment           Long-term capital appreciation
  VT NEW OPPORTUNITIES FUND                Management, LLC
(CLASS IA SHARES)
PUTNAM VARIABLE TRUST -- PUTNAM            Putnam Investment           Capital appreciation
  VT SMALL CAP VALUE FUND                  Management, LLC
(CLASS IA SHARES)
PUTNAM VARIABLE TRUST -- PUTNAM            Putnam Investment           Capital appreciation
  VT VOYAGER FUND                          Management, LLC
(CLASS IA SHARES)

SURRENDERS           - In general, you will receive the Cash Surrender Value if you surrender the Policy.
                     - To determine the Cash Surrender Value, we reduce your
                       Accumulation Value by the Surrender Charge and any Loan Amount and unpaid Monthly Deductions. See "Surrender Benefits -- Total Surrender."
                     - Surrendering the Policy may have tax consequences. See
                       "Federal Tax Matters."

PARTIAL WITHDRAWALS  - Once each Policy Year, after the first Policy Year, you can withdraw part of your Cash Surrender Value.
                     - You will not incur a Surrender Charge, but partial
                       withdrawals are subject to a partial withdrawal
                       processing charge (currently $10, guaranteed not to exceed $25). See "Surrender Benefits -- Partial Withdrawal."
                     - Partial withdrawals may reduce your Policy's Death
                       Benefit and will reduce your Accumulation Value.
                     - Partial withdrawals may also have tax consequences. See
                       "Federal Tax Matters."

LOANS                - After the first Policy Year, you can borrow up to 100% of your Policy's Cash Value less any existing Loan Amount.
                     - Interest is payable in advance for each Policy Year and
                       accrues daily at an annual rate that will not exceed
                       5.66%.
                     - After the tenth Policy Year, we currently charge interest at an annual rate of 3.85%, payable in advance, on the portion of your Loan Amount that is not in excess of (1) the Accumulation Value less (2) the total of all premiums paid net of all partial withdrawals.
                     - Policy loans may have tax consequences. See "Federal Tax
                       Matters."

TRANSFERS            - Currently, you can transfer all or part of your
                       Accumulation Value among the investment options.
                     - We currently do not limit the number of transfers per
                       Policy Year. We reserve the right to limit you to 12 transfers per Policy Year.
                     - There are certain restrictions on transfers from the
                       Fixed Account.
                     - We currently make no charge for the first 24 transfers in a Policy Year. We make a $25 charge for each subsequent transfer. We reserve the right to assess a maximum charge of $25 for any transfer in excess of 12 per Policy Year. See "Transfers."

DOLLAR COST AVERAGING
SERVICE AND PORTFOLIO
REBALANCING SERVICE  - We currently make no charge for these services, although we reserve the right to charge for these services in the future.

DEATH BENEFIT OVERVIEW

     You may choose one of two Death Benefit Options:

     - Level Amount Option -- whereby the Death Benefit until Age 100 is the greater of the Face Amount or the Corridor Percentage of Accumulation Value; or

     - Variable Amount Option -- whereby the Death Benefit until Age 100 is the greater of the Face Amount plus the Accumulation Value or the Corridor Percentage of Accumulation Value.

     After Age 100, the Death Benefit under all Death Benefit options is the Accumulation Value. See "Death Benefit."

     The Death Benefit until Age 100 under the Level Amount Option and the Variable Amount Option will never be less than the Face Amount as long as the Policy is in force and there is no Loan Amount or unpaid Monthly Deductions.

     We will reduce the proceeds payable upon the death of the Insured under any Death Benefit Option by any Loan Amount and any unpaid Monthly Deductions.

     Under certain circumstances, you may receive a part of the Death Benefit when the Insured has been diagnosed as having a terminal illness. See "Death Benefit -- Accelerated Benefit Rider."

ADJUSTING THE DEATH BENEFIT

     Although we reserve the right to limit Face Amount increases and decreases during the first two Policy Years, you have flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount. You cannot decrease the Face Amount below the Minimum Face Amount shown in the Policy. Any increase in the Face Amount may require additional evidence of insurability satisfactory to us and will result in additional charges. See "Death Benefit -- Requested Changes in Face Amount."

     Generally, you may also change the Death Benefit Option at any time after the first Policy Year. See "Death Benefit -- Changing the Death Benefit Option."

     See "Death Benefit -- Insurance Protection" for a discussion of available techniques to adjust the amount of insurance protection to satisfy changing insurance needs.

     Adjusting the Death Benefit may have tax consequences. You should consult a tax adviser before adjusting the Death Benefit.

DEATH BENEFIT GUARANTEE

     If you meet the requirements for the Death Benefit Guarantee, we will not lapse your Policy during the Death Benefit Guarantee period even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction that is due. See "Death Benefit Guarantee."

LAPSE

     If the Death Benefit Guarantee is not in effect, the Policy will lapse if the Cash Surrender Value is less than the Monthly Deduction due and if you do not make a sufficient payment during the grace period of 61 days. See "Policy Lapse and Reinstatement."

TAXATION OF DEATH BENEFIT PROCEEDS

     Under current Federal tax law, as long as the Policy qualifies as life insurance the Death Benefit under the Policy will be subject to the same Federal income tax treatment as proceeds of traditional life insurance. Therefore, the Death Benefit should not be taxable income to the beneficiary. See "Federal Tax Matters -- Tax Status of the Policy."

TAXATION OF THE POLICY

     The Company believes it is reasonable to conclude that the Policy satisfies the definition of a life insurance contract under Section 7702 of the Code. Under certain circumstances a Policy could be treated as a "modified endowment contract." The Company will monitor Policies and will attempt to notify the owner within one month of the date of any Policy transactions which place his or her Policy in jeopardy of becoming a modified endowment contract. See "Federal Tax Matters" for further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract.

     A Policy lapse, surrender, partial withdrawal or loan may have adverse tax consequences in certain circumstances. See "Federal Tax Matters."

PART 2. DETAILED INFORMATION

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

     ReliaStar Life Insurance Company of New York is a stock life insurance company incorporated under the laws of the State of New York in 1917. We are an indirect, wholly-owned subsidiary of ING Groep N.V. ING is a global financial institution active in the fields of insurance, banking and asset management. We offer individual life insurance and annuities, employee benefits and retirement contracts. Our home office is located at 1000 Woodbury Road, Suite 102, P.O. Box 9004, Woodbury, New York 11797.

     From time to time, we may publish in advertisements, sales literature and reports the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability and should not be considered as bearing on the investments held in the Variable Account. Each year the A.M. Best Company reviews the financial status of many insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. We have been assigned a rating of A+ by A.M. Best, which is a rating assigned to companies demonstrating superior overall performance and a very strong ability to meet obligations to Policy holders over a long period. Such ratings do not reflect the investment in the Variable Account.

     ReliaStar is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE POLICIES

     The Policies are flexible premium variable life insurance contracts with death benefits, cash values and other features of traditional life insurance contracts.

DEDUCTIONS AND CHARGES

     We deduct certain charges in connection with the Policy to compensate us for (1) providing the insurance benefits of the Policy (including any riders);
(2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy.

     We deduct some charges from each premium payment. We deduct certain other charges monthly from both the Fixed Account and the Variable Account or from the Variable Account only. We also assess a charge for each partial withdrawal and a charge for each transfer in excess of 24 transfers per Policy Year.

     We may realize a profit on one or more of these charges, such as the Monthly Variable Accumulation Value Charge. We may use any such profits for any proper corporate purpose, including, among other things, payments of sales expenses.

     The Surrender Charge usually exceeds the Accumulation Value in the early Policy Years. This occurs because the Surrender Charge is usually more than the accumulated Minimum Monthly Premiums less Policy charges in the early Policy Years. As a result, you should purchase a Policy only if you intend and have the financial capability to keep it in force for a substantial period of time.

PREMIUM EXPENSE CHARGE

     We deduct the Premium Expense Charge from each premium payment. The Premium Expense Charge is currently 4.75% of each premium payment during the first ten Policy Years and 4% of each premium payment thereafter. The Premium Expense Charge is guaranteed not to exceed 6% of each premium payment during the first ten Policy Years and 5% of each premium payment thereafter. The amount remaining after we deduct the Premium Expense Charge is called the Net Premium.

     This charge compensates us for the costs we incur in selling the Policy and for the costs of various state and local taxes, as well as the cost of the Federal income tax on imputed deferred acquisition costs.

MONTHLY DEDUCTION

     We deduct the charges described below from the Accumulation Value of the Policy on a monthly basis. The total of these charges is called the Monthly Deduction.

     Except for the Monthly Variable Accumulation Value Charge, we will deduct the Monthly Deduction on each Monthly Anniversary from the Fixed Account and the Sub-Accounts of the Variable Account on a proportionate basis depending on their relative Accumulation Values at that time. We will deduct the Monthly Variable Accumulation Value Charge on a proportionate basis from each Sub-Account of the Variable Account depending on their relationship to the Variable Accumulation Value at that time. For purposes of determining these proportions, we reduce the Fixed Accumulation Value by the Loan Amount. Because the cost of insurance portion of the Monthly Deduction can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

     If the Cash Surrender Value is not sufficient to cover the Monthly Deduction on a Monthly Anniversary, the Policy may lapse. See "Death Benefit Guarantee" and "Policy Lapse and Reinstatement."

     COST OF INSURANCE. We will determine the monthly cost of insurance by multiplying the applicable cost of insurance rate or rates by the net amount at risk under the Policy. The net amount at risk under the Policy for a Policy Month is (1) the Death Benefit at the beginning of the Policy Month divided by
1.003274 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%) less (2) the Accumulation Value at the beginning of the Policy Month (reduced by any charges for rider benefits). As a result, the net amount at risk may be affected by changes in the Accumulation Value or in the Death Benefit.

     The Rate Class of an Insured may affect the cost of insurance. A Rate Class is a group of Insureds we determine based upon our expectation that they will have similar mortality experience. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in a standard Rate Class will have a lower cost of insurance than an Insured in a Rate Class with higher mortality risks.

     If there is an increase in the Face Amount and the Rate Class applicable to the increase is different from that for the initial Face Amount or any prior requested increases in Face Amount, the net amount at risk will be calculated separately for each Rate Class. For purposes of determining the net amount at risk for each Rate Class, we will first assume the Accumulation Value to be part of the initial Face Amount. If the Accumulation Value is greater than the initial Face Amount, it will then be assumed to be part of each increase in order, starting with the first increase.

     We base cost of insurance rates on the sex, issue Age, Policy Year and Rate Class(es) of the Insured. The actual monthly cost of insurance rates will reflect our expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates shown in the Policy, which are based on the Commissioner's 1980 Standard Ordinary Mortality Tables for smokers or nonsmokers, respectively.

     MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct an administrative charge which is currently $7.50 and is guaranteed not to exceed the product of $5 and the ratio (not to exceed 2.00) of (a) the Consumer Price Index (for all urban households) for the preceding September to (b) the Consumer Price Index for September 1985.

     MONTHLY AMOUNT CHARGE. Each month during the first ten Policy Years (and for ten years following any requested increase in Face Amount) we deduct a monthly charge per $1,000 of Face Amount. The amount of this charge will vary by the Insured's sex, issue Age, Rate Class and Face Amount on the Policy Date (or on the effective date of any Face Amount increase, as appropriate). These Monthly Amount Charges are shown in the Appendix. Any decreases in Face Amount or any change in Face Amount resulting from a change in the Death Benefit Option will not affect the Monthly Amount Charge. The maximum amount of this charge is $3.8620 per $1,000 of Face Amount for a male issue Age 85 in a Tobacco class. Most Policies will have a lower Monthly Amount Charge. This charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature for new sales of the Policy. A portion of this charge may also contribute to Company profits.

     MONTHLY VARIABLE ACCUMULATION VALUE CHARGE. Each month we currently deduct this charge at an annual rate of .40% of the Variable Accumulation Value but in no event will it exceed .60%.

     OPTIONAL INSURANCE BENEFIT CHARGES. Each month we deduct charges for any optional insurance benefits added to the Policy by rider. See "General Provisions -- Optional Insurance Benefits."

SURRENDER CHARGE

     GENERAL. During the first 10 years the Policy is in force and the first ten years following a requested increase in the Face Amount, we make a Surrender Charge if you surrender the Policy or the Policy lapses. We will determine the maximum Surrender Charge for the initial Face Amount or any requested increase in Face Amount on the Policy Date or on the effective date of any requested increase.

     SURRENDER CHARGE. The Surrender Charge reduces in equal monthly increments until it becomes zero at the end of ten years. Thus, if the Policy remains in force during the entire relevant ten-year period, you do not pay the Surrender Charge. The Surrender Charge will vary depending on the Insured's Age, sex and Rate Class on the Policy Date or on the effective date of an increase in Face Amount. The maximum amount of the Surrender Charge is $25.57 per $1,000 of Face Amount for a male Insured at issue Age 75.

     The Surrender Charge imposed upon early surrender or lapse will be significant. For example, if you make premium payments no greater than the Minimum Monthly payments specified in your Policy, you can expect that during at least the early Policy Years, all or substantially all of your premium payments will be required to pay the Surrender Charge and other charges associated with the Policy. As a result, you should purchase a Policy only if you intend and have the financial capability to keep it in force for a substantial period of time.

     SURRENDER CHARGE CALCULATION. The Surrender Charge for the initial Face Amount or any requested increase in Face Amount is determined by multiplying (1) the applicable Surrender Charge per $1,000 of Face Amount from Appendix C by (2) the initial Face Amount or the Face Amount of the increase, as applicable, and by (3) the applicable percentage from the Surrender Charge Percentage Table below and then dividing this amount by 1000. The Surrender Charge will not be larger than the sum of premiums paid.

     EXAMPLE. The following example illustrates how we determine the Surrender Charge. Assume that a male nonsmoker, Age 35 buys a Policy with an initial Face Amount of $100,000 and surrenders the Policy at the end of the third Policy Year at which time he has paid cumulative premiums of $2,000.

     Based on these assumptions the Surrender Charge will be the result of multiplying (1) $6.76 (from Appendix C for a male nonsmoker Age 35) by (2) $100,000 (the initial Face Amount) and by (3) 70% (the applicable percentage from the Surrender Charge Percentage Table) and then dividing by 1000, which results in a Surrender Charge of $473.20 ($6.76 x $100,000 x 70% / 1000).

     The additional Surrender Charge for requested increases in Face Amount will be calculated in the same manner as illustrated in the example above, except that the different Surrender Charge Percentages apply for requested increases in Face Amount.

                       SURRENDER CHARGE PERCENTAGE TABLE

                                THE FOLLOWING PERCENTAGES OF THE
 IF SURRENDER OR LAPSE        SURRENDER CHARGE WILL BE PAYABLE FOR:
OCCURS IN THE LAST MONTH   -------------------------------------------
    OF POLICY YEAR*        INITIAL FACE AMOUNT   FACE AMOUNT INCREASES
------------------------   -------------------   ---------------------
            0                     100%                      0%
            1                      90%                   23.3%
            2                      80%                   46.7%
            3                      70%                     70%
            4                      60%                     60%
            5                      50%                     50%
            6                      40%                     40%
            7                      30%                     30%
            8                      20%                     20%
            9                      10%                     10%
           10                       0%                      0%

* For requested increases, years are measured from the date of the increase.

     The percentages change equally for each Policy Month during the years shown. For example, during the second Policy Year the percentage reduces equally each month from 90% at the beginning of the second Policy Year to 80% at the beginning of the third Policy Year.

PARTIAL WITHDRAWAL AND TRANSFER CHARGES

     We currently make a $10 charge for each partial withdrawal. We currently make no charge for the first 24 transfers in a Policy Year. We make a $25 charge for each subsequent transfer. We reserve the right to assess a charge for any transfer in excess of 12 per Policy Year. These charges are guaranteed not to exceed $25 per transfer or partial withdrawal for the duration of the Policy. The transfer charge will not be imposed on transfers that occur as a result of Policy loans, the exercise of conversion rights, the Dollar Cost Averaging or Portfolio Rebalancing services, automatic withdrawals or the exercise of conversion rights.

DOLLAR COST AVERAGING SERVICE AND PORTFOLIO REBALANCING SERVICE CHARGES

     We currently make no charge for these services, although we reserve the right to charge for these services in the future.

MODIFICATION OF CHARGES

     We may modify any of the charges under the Policy, as well as the minimum Face Amount set forth in this prospectus, because of special circumstances that result in lower sales, administrative or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our policyholders or those of affiliated insurance companies or sales to employees or clients of members of our affiliated group of insurance companies. The amount of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Modifications will not be unfairly discriminatory against any person, including the affected Policy owners and owners of all other policies funded by the Variable Account.

     Persons purchasing under a sponsored arrangement may apply for simplified underwriting. If we approve such simplified underwriting, the cost of insurance may increase as a result of higher than anticipated mortality experience. However, any such increase will not cause the cost of insurance charge to exceed the guaranteed rates set forth in the Policy.

     We and our affiliates offer other insurance products which may have different fees and charges and may better match your needs. To obtain more information about these other policies, contact your agent/registered representative or call 1-877-886-5050.

THE VARIABLE ACCOUNT

     On March 23, 1982, we established the ReliaStar Life Insurance Company of New York Variable Life Separate Account I as one of our separate accounts pursuant to the laws of the State of New York. The Variable Account:

     - Will receive and invest the Net Premiums paid and allocated to it under the Policy;

     - Currently receives and invests net premiums for other classes of flexible premium variable life insurance policies we issue and may do so for additional classes in the future;

     - Meets the definition of a "separate account" under the Federal securities laws; and

     - Is registered with the SEC as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account, us or the Funds.

     We own the Variable Account's assets. However, New York law provides that we cannot charge the Variable Account with liabilities arising out of any other business we may conduct. We are required to maintain assets which are at least equal to the reserves and other liabilities of the Variable Account. We may transfer assets which exceed these reserves and liabilities to our general account (the Fixed Account).

     For a description of the Fixed Account, see Appendix A to this prospectus.

INVESTMENTS OF THE VARIABLE ACCOUNT

     There are currently 45 Funds available under the Variable Account that are offered through this prospectus. You also should read the Funds' prospectuses for more detailed information, particularly because several of the Funds and portfolios may have objectives that are quite similar. Please call 1-877-886-5050 to request a Fund's prospectus. There is no assurance that any Fund will achieve its investment objective(s).

     Certain Funds offered under the Policy may have names, investment objectives and policies similar to the investment objectives and policies of other funds managed by the Fund's investment adviser. The investment results of a Fund, however, may be higher or lower than those of other funds managed by the same adviser. There can be no assurance, and no representation is made, that the investment results of any Fund will be comparable to those of another fund managed by the same investment adviser.

     Each Fund is an open-end management investment company. The investment company receives investment advice from a registered investment adviser who, other than Aeltus Investment Management Inc., Directed Services, Inc., ING Investments, LLC and ING Life Insurance and Annuity Company, are not associated with us.

PERFORMANCE INFORMATION

     Performance information for the Sub-Accounts of the Variable Account and the Funds available for investment by the Variable Account may appear in advertisements, sales literature or reports to Policy owners or prospective purchasers. Such performance information for the Sub-Accounts will reflect deductions of Fund expenses, but will not reflect deductions for other Policy expense charges, including the Monthly Variable Accumulation Value Charge, the cost of insurance, the Monthly Administrative Charge, the

Monthly Amount Charge, the Premium Expense Charge, the Surrender Charge or any charges for optional insurance benefits. We will accompany quotations of performance information for the Funds with performance information for the Sub-Accounts. Performance information for the Funds will take into account all fees and charges at the Fund level, but will not reflect any deductions from the Variable Account (such as the Monthly Deduction, Surrender Charge and any charges for optional insurance benefits or the Premium Expense Charge). Performance information reflects only the performance of a hypothetical investment during a particular time period in which the calculations are based. We may provide performance information showing total returns and average annual total returns for periods prior to the date a Sub-Account commenced operation. We will calculate such performance information based on the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the level of charges at the Variable Account level that were in effect at the inception of the Sub-Accounts.

     We may also provide individualized hypothetical illustrations of Accumulation Value, Cash Surrender Value and Death Benefit based on hypothetical investment returns of the Funds not to exceed 12%. These illustrations will reflect deductions for Fund expenses and Policy and Variable Account charges, including the Monthly Deduction, Premium Expense Charge and the Surrender Charge. Subject to regulatory approval, we may base these hypothetical illustrations on either the arithmetic or the weighted average of Fund expenses, reflecting the Fund expenses for the year ending December 31, 2001 and the Sub-Account assets as of December 31, 2001.

     We may also provide individualized hypothetical illustrations of Accumulation Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for Fund expenses and Policy and Variable Account charges, including the Monthly Deduction, Premium Expense Charge and the Surrender Charge. We will base these hypothetical illustrations on the actual historical experience of the Funds as if the Sub-Accounts had been in existence and a Policy issued for the same periods as those indicated for the Funds. We will calculate such performance information based on the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the level of charges at the Variable Account level that were in effect at the inception of the Sub-Accounts.

     We may compare performance of the Sub-Accounts and/or the Funds in advertisements and sales literature:

     - To other variable life insurance issuers in general;

     - To the performance of particular types of variable life insurance policies investing in mutual funds;

     - To investment series of mutual funds with investment objectives similar to each of the Sub-Accounts, whose performance is reported by Lipper Analytical Services, Inc. and Morningstar, Inc. (independent services that monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis) or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's and Fortune; and

     - To the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrial, which are widely used measures of stock market performance.

     We may also compare the performance of each Sub-Account to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

DEATH BENEFIT

     If the Insured dies while the Policy is in force, we will pay the Death Benefit reduced by any Loan Amount and unpaid Monthly Deductions. This amount is called the proceeds. We may pay all or part of the proceeds in cash to your beneficiaries or under one or more of the settlement options we offer. See "General Provisions -- Settlement Options."

     GUIDELINE PREMIUM TEST. The Death Benefit will be determined with reference to the requirements for the guideline premium test for qualifying a Policy as a life insurance contract under Code Section 7702(a)(2). Under these requirements, the sum of the premiums paid under a Policy may not exceed the "guideline premium limitations," as defined in Code Section 7702(a). The Death Benefit at any time is not less than the Accumulation Value multiplied by the corridor percentages, which vary according to the Age of the Insured (as defined in Code
Section 7702(d)).

                           CORRIDOR PERCENTAGE TABLE

   INSURED'S        CORRIDOR         INSURED'S        CORRIDOR         INSURED'S        CORRIDOR
    AGE ON        PERCENTAGE OF       AGE ON        PERCENTAGE OF       AGE ON        PERCENTAGE OF
PREVIOUS POLICY   ACCUMULATION    PREVIOUS POLICY   ACCUMULATION    PREVIOUS POLICY   ACCUMULATION
  ANNIVERSARY         VALUE         ANNIVERSARY         VALUE         ANNIVERSARY         VALUE
---------------   -------------   ---------------   -------------   ---------------   -------------
40 or younger          250%             54               157%            68                117%
      41               243              55               150             69                116
      42               236              56               146             70                115
      43               229              57               142             71                114
      44               222              58               138             72                113
      45               215              59               134             73                111
      46               209              60               130             74                109
      47               203              61               128            75-90              105
      48               197              62               126             91                104
      49               191              63               124             92                103
      50               185              64               122             93                102
      51               178              65               120             94                101
      52               171              66               119         95 or older           100
      53               164              67               118

DEATH BENEFIT OPTIONS

     The policy provides two Death Benefit Options as shown below. You choose the Death Benefit Option on the application for the Policy. Subject to certain limitations, you can change the Death Benefit Option after issuance of the Policy. See "Death Benefit -- Change in Death Benefit Option."

     The Death Benefit prior to Age 100 depends upon the Death Benefit Option chosen as described below. The Death Benefit after Age 100 is the Accumulation Value regardless of the Death Benefit Option chosen.

     LEVEL AMOUNT OPTION. (OPTION A.) Prior to Age 100, the Death Benefit is the greater of the current Face Amount of the Policy or the Corridor Percentage of the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. Under the Level Amount Option the Death benefit will remain level unless the Corridor Percentage of Accumulation Value exceeds the current Face Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies.

     VARIABLE AMOUNT OPTION. (OPTION B.) Prior to Age 100, the Death Benefit is the greater of the current Face Amount plus the Accumulation Value of the Policy or the Corridor Percentage of the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. Under the Variable Amount Option, the amount of the Death Benefit will always vary as the Accumulation Value varies.

WHICH DEATH BENEFIT OPTION TO CHOOSE

     If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose the Variable Amount Option (Option B). If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulation Value and lower cost of insurance charges, you should choose the Level Amount Option (Option A).

OPTIONAL TERM INSURANCE RIDER

     As discussed in more detail under "Optional Insurance Benefits," we offer an optional term insurance rider. This rider provides a death benefit upon the death of the Insured that supplements the Death Benefit under the base Policy. The death benefit under this rider generally may be more cost effective to you than increasing your Face Amount under the Policy. However, the term insurance rider may affect your Death Benefit Guarantee. See "Death Benefit Guarantee."

REQUESTED CHANGES IN FACE AMOUNT

     Subject to certain limitations, you may request an increase or decrease in the Face Amount after the first Policy Year. We reserve the right to limit increases and decreases in the Face Amount during the first two Policy Years. Changes in Face Amount may have tax consequences. You should consult a tax adviser before requesting a change in Face Amount.

     INCREASES. For an increase in the Face Amount, you must submit a Written Request to us. We may also require additional evidence of insurability satisfactory to us. The effective date of the increase will be the Monthly Anniversary on or next following our approval of the increase. The increase may not be less than $5,000. We will currently permit increases to the Insured's Age 85, if our requirements are met. We will deduct any charges associated with the increase (the increases in the cost of insurance, the Monthly Amount Charge and the Surrender Charge upon lapse or total surrender -- see "Effect of Requested Changes in Face Amount" below) from the Accumulation Value, whether or not you pay an additional premium in connection with the increase.

     DECREASES. For a decrease in the Face Amount, you must submit a Written Request to us. Any decrease in the Face Amount will be effective on the Monthly Anniversary on or next following our receipt of a Written Request. The Face Amount remaining in force after any requested decrease may not be less than the Minimum Face Amount shown in the Policy. Under our current rules, the Minimum Face Amount is $100,000, but we reserve the right to establish a different Minimum Face Amount in the future. If, following a decrease in Face Amount, the Policy would no longer qualify as life insurance under Federal tax law (see "Federal Tax Matters -- Tax Status of the Policy"), we will limit the decrease to the extent necessary to meet these requirements.

     For purposes of determining the cost of insurance, we will apply decreases in the Face Amount to reduce the current Face Amount in the following order:

     (1) The Face Amount provided by the most recent increase;

     (2) The next most recent increases successively; and

     (3) The Face Amount when the Policy was issued.

     By reducing the current Face Amount in this manner, the Rate Class applicable to the most recent increase in Face Amount will be eliminated first, then the Rate Class applicable to the next most recent increase and so on, for the purposes of calculating the cost of insurance. This assumption will affect the cost of insurance under the Policy only if different Rate Classes have been applied to the current Face Amount. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk (for example, a 200% Rate Class or a 300% Rate Class). In an otherwise identical Policy, an Insured in the standard Rate Class will have a lower cost of insurance than an Insured in a substandard Rate Class with higher mortality risks. See "Deductions and Charges -- Monthly Deduction."

     For example, assume that the initial Face Amount was $250,000 with a standard Rate Class and that successive increases of $25,000 (at a Rate Class of 200%) and $50,000 (at a Rate Class of 300%) were added. If a decrease of $50,000 or less is requested, the amount of insurance at a 300% Rate Class will be reduced first. If a decrease of more than $50,000 is requested, the amount at a 300% Rate Class will be eliminated and the excess over $50,000 will next reduce the amount of insurance at a 200% Rate Class.

     EFFECT OF REQUESTED CHANGES IN FACE AMOUNT. An increase or decrease in Face Amount will affect the Monthly Deduction because the cost of insurance and the Monthly Amount Charge depend upon the Face Amount. The charge for certain optional insurance benefits may also be affected. See "Deductions and Charges -- Monthly Deduction." An increase in the Face Amount will increase the Surrender Charge and Monthly Amount Charge, but a decrease in the Face Amount will not reduce the Surrender Charge or the Monthly Amount Charge. The Surrender Charge is, however, imposed only upon lapse or total surrender of the Policy and not upon a requested decrease in Face Amount. See "Deductions and Charges -- Surrender Charge."

     An increase in the Face Amount will increase the Minimum Monthly Premium as of the effective date of the increase. Therefore, additional premium payments may be required to maintain the Death Benefit Guarantee. A decrease in the Face Amount will reduce the Minimum Monthly Premium as of the effective date of the decrease. See "Death Benefit Guarantee."

     The additional Surrender Charge on a requested increase in the Face Amount will reduce the Cash Surrender Value. If the resulting Cash Surrender Value is not sufficient to cover the Monthly Deduction, the Policy may lapse unless the Death Benefit Guarantee is in effect. See "Policy Lapse and Reinstatement -- Lapse" and "Death Benefit Guarantee."

INSURANCE PROTECTION

     As your insurance needs change, you may increase or decrease the pure insurance protection provided by the Policy (that is, the difference between the Death Benefit and the Accumulation Value) in one of several ways. These ways include:

     - Increasing or decreasing the Face Amount of insurance;

     - Changing the level of premium payments; and, to a lesser extent,

     - Making a partial withdrawal under the Policy.

     Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

     - AN INCREASE IN THE FACE AMOUNT (which is generally subject to underwriting approval -- see "Death Benefit -- Requested Changes in Face Amount") will likely increase the amount of pure insurance protection, depending on the amount of Accumulation Value and the resultant corridor percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

     - A DECREASE IN THE FACE AMOUNT will, subject to the corridor percentage limitations (see "Death Benefit -- Death Benefit Options"), decrease the pure insurance protection without reducing the Accumulation Value. If the Face Amount is decreased, the cost of insurance charges generally will decrease as well. (Note that the Surrender Charge will not be reduced. See "Deductions and Charges -- Surrender Charge.")

     - A CHANGE IN THE LEVEL OF PREMIUM can have a variety of effects, such as the following:

       Under the Level Amount Option (Option A), until the Corridor Percentage of Accumulation Value exceeds the Face Amount, (a) an increased level of premium payments will reduce the amount of pure insurance protection and
       (b) a reduced level of premium payments will increase the amount of pure insurance protection.

       Under the Variable Amount Option (Option B), until the Corridor Percentage of Accumulation Value exceeds the Face Amount plus the Accumulation Value, the level of premium payments will not affect the amount of pure insurance protection. (However, both the Accumulation Value and the Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.)

       Under any Death Benefit Option, if the Death Benefit is the Corridor Percentage of Accumulation Value, then (a) an increased level of premium payments will increase the amount of pure insurance protection (subject to underwriting approval -- see "Payment and Allocation of Premiums -- Amount and Timing of Premiums") and (b) a reduced level of premium payments will reduce the pure insurance protection.

     - A PARTIAL WITHDRAWAL will reduce the Death Benefit. See "Surrender Benefits -- Partial Withdrawal." However, it has a limited effect on the amount of pure insurance protection and charges under the Policy, because the decrease in the Death Benefit is usually equal to the amount of Accumulation Value withdrawn. The primary use of a partial withdrawal is to withdraw Accumulation Value. Furthermore, it results in a reduced amount of Accumulation Value and increases the possibility that the Policy will lapse.

     You should consider the techniques described in this section for changing the amount of pure insurance protection under the Policy (for example, changing the Face Amount, making a partial withdrawal and changing the amount of premium payments) together with the other restrictions and considerations described elsewhere in this prospectus.

CHANGING THE DEATH BENEFIT OPTION

     After the first Policy Year, you may change the Death Benefit Option once each Policy Year. You must submit a Written Request to change the Death Benefit Option. A change in the Death Benefit Option will also change the Face Amount. If the Death Benefit Option is changed from the Level Amount Option (Option A) to the Variable Amount Option (Option B), the Face Amount will be decreased by an amount equal to the Accumulation Value on the effective date of the change. You cannot change from the Level Amount Option (Option A) to the Variable Amount Option (Option B) if the resulting Face Amount would fall below the minimum Face Amount (currently $100,000).

     If you change the Death Benefit Option from the Variable Amount Option (Option B) to the Level Amount Option (Option A), we will increase the Face Amount by an amount equal to the Policy's Accumulation Value on the effective date of the change.

     An increase or decrease in Face Amount resulting from a change in the Death Benefit Option will affect the future Monthly Deductions because the cost of insurance depends upon the Face Amount. A change in the Face Amount resulting from a change in the Death Benefit Option may also affect the charge for certain optional insurance benefits. See "Deductions and Charges -- Monthly Deduction." However, a Face Amount change resulting from a Death Benefit Option change will not affect the Surrender Charge or the Monthly Amount Charge.

     Unless prohibited by state law, changes in the Death Benefit Option do not currently require additional evidence of insurability.

     Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option.

ACCELERATED BENEFIT RIDER

     Under certain circumstances, the Accelerated Benefit Rider allows a Policy owner to accelerate benefits from the Policy that we otherwise would pay upon the Insured's death. The benefit may vary state-by-state and you should consult your agent/registered representative as to whether and to what extent the rider is available in a particular state and on any particular Policy. Generally, we will provide an Accelerated Benefit if the Insured has a terminal illness that will result in the death of the Insured within 12 months as certified by a physician. The Accelerated Benefit will not be more than 50% of the amount that would be payable at the death of the Insured. The Accelerated Benefit will first be used to pay off any outstanding Policy loans and interest due. The remainder of the Accelerated Benefit will be paid in a lump sum to the Policy owner. Limitations, as described in the Accelerated Benefit Rider, may apply.

     We will establish a lien against the Policy for the amount of the Accelerated Benefit plus an administrative charge, plus interest on the lien. We will first use any proceeds from the Policy to repay this lien. We will reduce your access to the Cash Value by the amount of the lien. We also will reduce the proceeds payable to the beneficiary by the amount of the lien. We will assess an administrative charge of up to $300 at the time we pay the Accelerated Benefit. The Accelerated Benefit will not affect the premium payable on the Policy. Receipt of a benefit under the Accelerated Benefit Rider may give rise to Federal or state income tax. Consult a competent tax adviser for further information.

     The above information is not a complete summary of the Rider. All of the terms and provisions of the Accelerated Benefit Rider are set forth in the Rider, and you should refer to the Rider in order to fully ascertain its benefits and limitations.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUING THE POLICY

     An individual applying for a Policy must complete an application and personally deliver it to our licensed agent/registered representative. We will generally only issue a Policy to an applicant Age 85 or less who supplies evidence of insurability satisfactory to us. The minimum Face Amount is currently $100,000, but we reserve the right to specify a different minimum Face Amount in the future for issuing a new Policy. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason permitted by law.

     COVERAGE. Coverage under a Policy begins on the later of the Issue Date or the date we receive at least the minimum initial premium (see immediately following section). In general, if the applicant pays at least the minimum initial premium with the application, the Issue Date will be the later of the date of the application or the date all underwriting and administrative requirements have been met. However, if underwriting approval has not occurred within 45 days after we receive the application or if you authorize premiums to be paid by bank account monthly deduction, the Issue Date will be the date of underwriting and administrative approval.

     If you authorize premiums to be paid by government allotment, the Issue Date generally will be, subject to our underwriting approval, the first day of the month in which we receive the first Minimum Monthly Premium through government allotment, whether or not a Minimum Monthly Premium is collected with the application. If a Minimum Monthly Premium is collected with the application, it will be allocated to the Sub-Accounts of the Variable Account and the Fixed Account on the Valuation Date next following the Issue Date.

     MINIMUM INITIAL PREMIUM. The minimum initial premium is three Basic Minimum Monthly Premiums. See "Death Benefit Guarantee." If, however, you authorize premiums to be paid by bank account monthly deduction or government allotment, we will accept one Basic Minimum Monthly Premium together with the required authorization forms. The Basic Minimum Monthly Premium is specified in the Policy and determines the payments required to maintain the Death Benefit Guarantee.

     CONDITIONAL RECEIPT. If you pay the minimum initial premium and qualify, we may issue you a conditional receipt. If you are Age 69 or less, the maximum amount of insurance provided by the conditional receipt is $500,000; otherwise, the maximum amount of insurance provided by the conditional receipt is $250,000.

     Coverage under the terms of the conditional receipt begins when all of the following events have occurred or on the date of issue that you request, if later.

     - You have completed all required parts of the application.

     - All required medical examinations and test have been completed within 60 days of the date of the conditional receipt.

     - We determine that, as of the date of the required medical examinations and tests, you are insurable for the amount and plan applied for.

     - We receive and accept the minimum initial premium.

     - All answers and statements contained in the application are complete.

ALLOCATING PREMIUMS

     We will credit the initial Net Premium and any premiums received prior to the Initial Premium Transfer Date shown in your Policy to the Fidelity VIP Money Market Sub-Account on the later of the Policy Date or the date we receive your premium. On the Initial Premium Transfer Date, we will transfer the Variable Accumulation Value in the Fidelity VIP Money Market Sub-Account to the Fixed Account and the Sub-Accounts of the Variable Account as you designated on the Policy application. After the Initial Premium Transfer Date, we credit premiums to the Fixed Account and the Sub-Accounts of the Variable Account as you designated on the Policy application.

     You choose the initial allocation of your Net Premiums to the Fixed Account and the Sub-Accounts of the Variable Account on the application for the Policy. You may change the premium allocation at any time by notifying us in writing. Changes will not be effective until the date we receive your request and will only affect premiums we receive on or after that date. The new premium allocation may be 100% to the Fixed Account or the Sub-Accounts or divided among the Fixed Account and the Sub-Accounts in whole percentage points totaling 100%. We reserve the right to adjust any allocation to eliminate fractional percentages. Changing current premium allocation will not affect the allocation of existing Accumulation Value.

     CREDITING NET PREMIUMS. We will credit Net Premiums on the latest of the following dates:

     - The Valuation Date we receive the premium.

     - The Valuation Date following the date of underwriting and administrative approval.

     - The Valuation Date on or next following the Issue Date.

     - The Valuation Date on or next following the date we receive at least the required minimum initial premium payment.

     - In the case of Policies issued under government allotment programs, the Valuation Date next following the Issue Date.

     Until the date on which Net Premiums are credited as described above, we will hold premium payments in our general account. No interest will be earned on these premium payments during this period of time.

     REFUNDING PREMIUMS. We will return all premiums paid without interest if any of the following occur:

     - We send notice to the applicant(s) that the insurance is declined.

     - You refuse an offer for an alternative policy.

     - You do not supply required medical exams or tests within 30 days of the date of the application.

     - You return the Policy under the limited free look right. See "Free Look and Conversion Rights -- Free Look Rights."

AMOUNT AND TIMING OF PREMIUMS

     The amount and frequency of premium payments will affect the Accumulation Value, the Cash Surrender Value and how long the Policy will remain in force (including affecting whether the Death Benefit

Guarantee is in effect -- see "Death Benefit Guarantee"). After the initial premium, you may determine the amount and timing of subsequent premium payments within the following restrictions:

     - In most cases, we will require that you pay cumulative premiums sufficient to maintain the Basic Death Benefit Guarantee to keep the Policy in force during at least the first several Policy Years. See "Death Benefit Guarantee."

     - We may choose not to accept any premium less than $25.

     - We reserve the right to limit the amount of any premium payment. In general, during the first Policy Year we will not accept total premium payments in excess of $250,000 on the life of any Insured, whether such payments are received on a Policy or on any other insurance policy issued by us or our affiliates. Also, we will not accept any premium payment in excess of $50,000 on any Policy after the first Policy Year. We may waive any of these premium limitations.

     - We may require additional evidence of insurability satisfactory to us if any premium would increase the difference between the Death Benefit and the Accumulation Value (that is, the net amount at risk). A premium payment would increase the net amount at risk if at the time of payment the Death Benefit would be based upon the applicable Corridor Percentage of Accumulation Value. See "Death Benefit -- Death Benefit Options."

     - In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium payments allowed for life insurance under Section 7702 of the Code. If at any time you pay a premium which would result in total premiums exceeding the current maximum premiums allowed, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any part of the premium in excess of that amount, and we will not accept further premiums until allowed by the current maximum premium limitations.

     - You may pay additional premiums (other than Planned Periodic Premiums) at any time while the Policy is in force before Age 100. We may limit the number and amount of these additional payments. However, you may always pay premiums if needed to keep your Policy in force for the remainder of the current Policy Year.

     - If you want to make a large premium payment under this Policy and you wish to avoid modified endowment contract classification, you may contact us in writing before making the payment and we will tell you the maximum amount which can be paid into the Policy. See "Federal Tax Matters -- Tax Status of the Policy."

     - We may treat any premium payment as a loan repayment in order to prevent the Policy from lapsing, or to prevent borrowing from the Policy to pay premium.

PLANNED PERIODIC PREMIUMS

     You may choose a Planned Periodic Premium schedule which indicates a preference as to future amounts and frequency of payment. You may pay Planned Periodic Premiums annually, semi-annually, quarterly or, if you choose, you can pay the Planned Periodic Premiums by bank account monthly deduction or government allotment.

     Your Policy will show the amount and frequency of your initial Planned Periodic Premium. You may change the Planned Periodic Premium at any time by Written Request. We may limit the amount of any increase if such an increase would result in Planned Periodic Premiums that are larger than (a) the maximum premium we would accept under the terms of the Amount and Timing of Premium Payments provision in the Policy or (b) the Planned Periodic Premium which would total more than $50,000 per year. Failure to make any Planned Periodic Premium payment will not, however, necessarily result in lapse of the Policy. On the other hand, making Planned Periodic Premium payments will not guarantee that the Policy remains in force. See "Death Benefit Guarantee" and "Policy Lapse and Reinstatement."

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

PAYING PREMIUMS BY MAIL

     Planned Periodic Premiums and unscheduled additional premiums may be paid to the Company by mailing them to:

     ReliaStar Life Insurance Company of New York
     P.O. Box 64084
     St. Paul, Minnesota 55164-0084

     A payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send premium payments directly to the Company, rather than through your agent/registered representative, to assure the earliest crediting date because your premium payments will not be credited until they get to the Company.

DEATH BENEFIT GUARANTEE

     If you meet the requirements described below, we guarantee that we will not lapse the Policy even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction that is due. This feature of the Policy is called the "Death Benefit Guarantee." There are two Death Benefit Guarantees. The Basic Death Benefit Guarantee expires after five Policy Years. The Extended Death Benefit Guarantee is shown in your Policy and expires after a longer period, which depends on the Insured's Age, sex, Rate Class and riders.

     The most significant benefit of the Basic Death Benefit Guarantee is:

     - During the early Policy Years, the Cash Surrender Value may not be sufficient to cover the Monthly Deduction, so that the Basic Death Benefit Guarantee will be necessary to avoid lapse of the Policy. See "Policy Lapse and Reinstatement." This occurs when the Surrender Charge exceeds the Accumulation Value in these years. In this regard, you should consider that if you request an increase in Face Amount, an additional Surrender Charge would apply for the ten years following the increase, which could create a similar possibility of lapse as exists during the early Policy Years.

     The most significant benefit of the Extended Death Benefit Guarantee is:

     - To the extent the Cash Surrender Value declines due to poor investment performance or due to an additional Surrender Charge after a requested increase, the Cash Surrender Value may not be sufficient even in later Policy Years to cover the Monthly Deduction, so that the Extended Death Benefit Guarantee may also be necessary in later Policy Years to avoid lapse of the Policy.

     Thus, even though the Policy permits premium payments that are less than the Minimum Monthly Premiums, you may lose the significant protection provided by the Death Benefit Guarantee by paying less than the Minimum Monthly Premiums.

REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE

     Each Death Benefit Guarantee will be in effect if the sum of all premiums paid minus any partial withdrawals and any loans are equal to or greater than the sum of the Minimum Monthly Premiums for that Death Benefit Guarantee since the Policy Date, including the Minimum Monthly Premium for the current Monthly Anniversary. You must satisfy the requirements for the Death Benefit Guarantee as of each Monthly Anniversary, even though you do not have to pay premiums monthly.

     EXAMPLE: The Policy Date is January 1, 2002. The basic Minimum Monthly Premium is $100 per month. The extended Minimum Monthly Premium is $300 per month. No Policy loans or partial withdrawals are taken and no Face Amount changes have occurred.

     Case 1. You pay $100 each month. The Basic Death Benefit Guarantee is maintained.

              The Extended Death Benefit Guarantee is not in effect.

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

     Case 2. You pay $1,000 on January 1, 2002. The $1,000 maintains the Basic Death Benefit Guarantee without your paying any additional premiums for the next ten months (through October 31, 2002). However, you must pay at least $100 by November 1, 2002 to maintain the Basic Death Benefit Guarantee through November 30, 2002.

              The $1,000 maintains the Extended Death Benefit Guarantee for the next three months (through March 31, 2002). However, you must pay at least $200 by April 1, 2002 to maintain the Extended Death Benefit Guarantee through April 30, 2002.

     We will determine (and the Policy will indicate) the amount of the initial basic Minimum Monthly Premium and extended Minimum Premium at issuance of the Policy. The initial Minimum Monthly Premiums will depend upon the Insured's sex, Age at issue, Rate Class, optional insurance benefits added by rider and the initial Face Amount.

     The following Policy changes may increase or decrease the Minimum Monthly
Premiums:

     - A requested increase or decrease in the Face Amount. See "Death Benefit -- Requested Changes in Face Amount."

     - A change in the Death Benefit Option. See "Death Benefit -- Changing the Death Benefit Option."

     - The addition or termination of a Policy rider. See "General Provisions -- Optional Insurance Benefits."

     We will notify you in writing of any changes in the Minimum Monthly
Premiums.

     If you have not made sufficient premium payments to maintain either Death Benefit Guarantee as of any Monthly Anniversary, we will send you notice of the premium payment required to maintain the Death Benefit Guarantee. If we do not receive the required premium payment within 61 days from the date of our notice, that Death Benefit Guarantee will terminate. THE EXTENDED DEATH BENEFIT GUARANTEE CANNOT BE REINSTATED.

     Even if the Death Benefit Guarantees terminate, the Policy will not necessarily lapse. For a discussion of the circumstances under which the Policy may lapse, see "Policy Lapse and Reinstatement."

ACCUMULATION VALUE

     You should distinguish the Accumulation Value from the Cash Surrender Value that would actually be paid to you upon total surrender of the Policy. You should also distinguish the Accumulation Value from the Cash Value.

     The Variable Accumulation Value will generally vary daily and will increase or decrease to reflect the investment performance of the Funds in which Sub-Accounts of the Variable Account have been invested.

     We will increase the Variable Accumulation Value by:

     - Any Net Premiums credited to the Variable Account; and

     - Any transfers from the Fixed Account.

     We will reduce the Variable Accumulation Value by:

     - The Monthly Deduction attributable to the Variable Account;

     - Partial withdrawals from the Variable Account;

     - Any transfer and partial withdrawal charges attributable to the Variable Account; and

     - Any amounts transferred from the Variable Account to the Fixed Account (including amounts transferred from the Variable Account to the Fixed Account as security for Policy loans -- see "Policy Loans").

     We will increase the Fixed Accumulation Value by:

     - Any Net Premiums credited to the Fixed Account;

     - Any interest credited to the Fixed Account (determined at our discretion, but guaranteed not to be less than 4%) annually; and

     - Any amounts transferred from the Variable Account to the Fixed Account (including amounts transferred to the Fixed Account as security for Policy loans -- see "Policy Loans").

     We will reduce the Fixed Accumulation Value by:

     - The Monthly Deduction attributable to the Fixed Account;

     - Partial withdrawals from the Fixed Account;

     - Any transfer and partial withdrawal charges attributable to the Fixed Account; and

     - Any amounts transferred from the Fixed Account to the Variable Account.

     See Appendix B for a detailed discussion of the calculation of Accumulation Value.

ILLUSTRATION OF POLICY BENEFITS

     In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the Age and insurance risk characteristics of the Insured under your Policy and such factors as the specified Face Amount, Death Benefit Option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time.

     We have also filed an example of such an illustration as an exhibit to the registration statement of this prospectus. This form of illustration is available to you upon request and is incorporated herein by reference. Subject to regulatory approval, personalized illustrations may be based upon a weighted average rather than an arithmetic average of Fund expenses.

SPECIALIZED USES OF THE POLICY

     Because the Policy provides for an accumulation of Cash Surrender Value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the Sub-Accounts to which Accumulation Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulation Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulation Value, Cash Surrender Value or Death Benefit proceeds. Depending upon Sub-Account investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. See "Federal Tax Matters."

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Unlike traditional life insurance policies, the failure to make a Planned Periodic Premium will not by itself cause the Policy to lapse (terminate). If a Death Benefit Guarantee is not in effect, the Policy will lapse only if, as of any Monthly Anniversary, the Cash Surrender Value is less than the Monthly Deduction due and a grace period of 61 days expires without a sufficient premium payment.

     During the early Policy Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that premium payments sufficient to maintain a Death Benefit Guarantee will be required to avoid lapse. See "Death Benefit Guarantee."

     The Policy does not lapse, and the insurance coverage continues, until the expiration of a 61-day grace period which begins on the date we send you written notice indicating that the Cash Surrender Value is less than the Monthly Deduction due. Our written notice will indicate the amount of the payment required to avoid lapse. If you do not make a sufficient premium payment within the grace period, then the Policy will lapse without value.

     If the Insured dies during the grace period, the proceeds payable will equal the amount of the Death Benefit on the Valuation Date on or next following the date of the Insured's death, reduced by any Loan Amount and any unpaid Monthly Deductions.

     If a Death Benefit Guarantee is in effect, we will not lapse the Policy. See "Death Benefit Guarantee."

     REINSTATEMENT. Reinstatement means putting a lapsed Policy back in force. You may reinstate a lapsed Policy by Written Request any time within five years after it has lapsed if it has not been surrendered for its Cash Surrender Value.

     To reinstate the Policy and any riders, you must submit evidence of insurability satisfactory to us and you must pay a premium large enough to keep the Policy in force for at least two months.

     The Extended Death Benefit Guarantee cannot be reinstated. See "Death Benefit Guarantee."

SURRENDER BENEFITS

     Subject to certain limitations, you may make a total surrender of the Policy or a partial withdrawal of the Policy's Cash Surrender Value by sending us a Written Request. We will determine the amount available for a total surrender or partial withdrawal at the end of the Valuation Period when we receive your Written Request. Generally, we will pay any amounts from the Variable Account upon total surrender or partial withdrawal within seven days after we receive your Written Request. We may postpone payments, however, in certain circumstances. See "General Provisions -- Postponement of Payments."

TOTAL SURRENDER

     You may surrender the Policy at any time for its Cash Surrender Value by making a Written Request. The Cash Surrender Value is the Accumulation Value of the Policy reduced by any Surrender Charge, Loan Amount and unpaid Monthly Deductions. Surrendering the Policy may have tax consequences. See "Federal Tax Matters."

PARTIAL WITHDRAWAL

     After the first Policy Year, you may also withdraw part of the Cash Surrender Value. If your request is by telephone, it must be for less than $25,000. Otherwise, your request must be made by a Written Request. We currently allow only one partial withdrawal in any Policy Year. When you make a partial withdrawal we deduct your withdrawal amount plus a current $10 charge for each withdrawal. We guarantee that this charge will not exceed $25 for each partial withdrawal. See "Deductions and Charge -- Partial Withdrawal and Transfer Charges." The amount of any partial withdrawal must be at least $500 and, each year during the first ten Policy Years, may not be more than 20% of the Cash Surrender Value on the date we receive your telephone or Written Request. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Unless you specify a different allocation, we make partial withdrawals from the Fixed Account and the Sub-Accounts of the Variable Account on a proportionate basis based upon the Accumulation Value. We will determine these proportions at the end of the Valuation Period during which we receive your request. For purposes of determining these proportions, we first subtract any outstanding Loan Amount from the Fixed Accumulation Value.

     EFFECT OF PARTIAL WITHDRAWALS. We will reduce the Accumulation Value by the amount of any partial withdrawal. We will also reduce the Death Benefit by the amount of the withdrawal, or, if the Death Benefit is based on the Corridor Percentage of Accumulation Value (see "Death Benefit -- Death Benefit Options"), by an amount equal to the corridor percentage times the amount of the partial withdrawal.

     If the Level Amount Option (Option A) is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. When increases in the Face Amount have occurred previously, we reduce the current Face Amount by the amount of the partial withdrawal in the following order:

     (1) The Face Amount provided by the most recent increase;

     (2) The next most recent increases successively; and

     (3) The Face Amount when the Policy was issued.

     (This assumption also applies to requested decreases in Face Amount -- see "Death Benefit -- Requested Changes in Face Amount.") Thus, partial withdrawals may affect the way in which the cost of insurance is calculated and the amount of pure insurance protection under the Policy. See "Death Benefit -- Requested Changes in Face Amount," "Deductions and Charges -- Monthly Deduction" and "Death Benefit -- Insurance Protection."

     We do not allow a partial withdrawal if the Face Amount after a partial withdrawal would be less than the Minimum Face Amount.

     If the Variable Amount Option (Option B) is in effect, a partial withdrawal does not affect the Face Amount.

     A partial withdrawal may also cause the termination of the Death Benefit Guarantees because we deduct the amount of the partial withdrawal from the total premiums paid in calculating whether you have paid sufficient premiums in order to maintain the Death Benefit Guarantees.

     Like partial withdrawals, Policy loans are a means of withdrawing funds from the Policy. See "Policy Loans." A partial withdrawal or a Policy loan may have tax consequences depending on the circumstances of such withdrawal or loan. See "Federal Tax Matters -- Tax Status of the Policy."

TRANSFERS

     You may transfer all or part of the Variable Accumulation Value between the Sub-Accounts or to the Fixed Account subject to any conditions the Funds whose shares are involved may impose and any conditions we may impose on transfers. See "Excessive Trading." You may also direct us to automatically make periodic transfers under the Dollar Cost Averaging or Portfolio Rebalancing services as described below.

     To transfer all or part of the Variable Accumulation Value from a Sub-Account, we redeem Accumulation Units and reinvest their values in other Sub-Accounts, or the Fixed Account, as you direct in your request. We will effect transfers, and determine all values in connection with transfers, at the end of the Valuation Period during which we receive your request, except as otherwise specified for the Dollar Cost Averaging or Portfolio Rebalancing services. With respect to future Net Premium payments, however, your current premium allocation will remain in effect unless (1) you have requested the Portfolio Rebalancing service or (2) you are transferring all of the Variable Accumulation Value from the Variable Account to the Fixed Account in exercise of conversion rights. See "Free Look and Conversion Rights -- Conversion Rights."

     Transfers from the Fixed Account to the Variable Account are subject to the following additional restrictions:

     - Your transfer request must be postmarked no more than 30 days before or after the Policy Anniversary in any year and only one transfer is permitted during this period;

     - The Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount;

     - You may only transfer up to 50% of the Fixed Accumulation Value, less any Loan Amount, unless the balance is less than $2,000, in which event you may transfer the full Fixed Accumulation Value, less any Loan Amount; and

     - You must transfer at least the lesser of $500 or the total Fixed Accumulation Value less any Loan Amount.

     See Appendix A. Some of these restrictions may be waived for transfers due to the Portfolio Rebalancing service.

     TELEPHONE PRIVILEGES. Unless you decline it on the application or contact our Customer Service Center, telephone privileges are automatically provided to you and your agent/registered representative. Telephone privileges allow you to:

     - Make transfers between Sub-Accounts;

     - Change allocations among Fund options;

     - Request partial withdrawals for amounts under $25,000;

     - Request Policy loans for amounts under $25,000;

     - Change your Dollar Cost Averaging service; and

     - Change your Portfolio Rebalancing service.

     Our Customer Service Center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures include:

     - Requiring some form of personal identification;

     - Providing written confirmation of any transactions; and

     - Tape recording telephone calls.

     By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

     FAX INSTRUCTIONS. We consider any requests made via fax as Written Requests. Any fax request should include:

     - Your name;

     - Daytime telephone number;

     - Policy number; and, in the case of transfers,

     - The names of the Sub-Accounts from which and to which money will be transferred and the allocation percentage.

     Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether ours, yours, your service provider's or your agent's/registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by Written Request.

EXCESSIVE TRADING

     Excessive trading activity can disrupt orderly Fund management strategies and increase Fund expenses by causing:

     - Increased trading and transaction costs;

     - Disruption of planned investment strategies;

     - Forced and unplanned portfolio turnover;

     - Lost opportunity costs; and

     - Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy owners.

     In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of Policy owners such as market timing services. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the Funds or Policy owners as a whole.

     DOLLAR COST AVERAGING SERVICE. You may request this service if your Face Amount is at least $100,000 and your Accumulation Value, less any Loan Amount, is at least $5,000. If you request this service, you direct us to automatically make specific periodic transfers of a fixed dollar amount from any of the Sub-Accounts to one or more of the Sub-Accounts or to the Fixed Account. We do not permit transfers from the Fixed Account under this service. You may request that we make transfers of this type on a monthly, quarterly, semi-annual or annual basis. This service is intended to allow you to use "Dollar Cost Averaging," a long-term investment method which provides for regular investments over time. We make no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. You may discontinue this service at any time by notifying us by Written Request or by telephone.

     If you are interested in the Dollar Cost Averaging service, you may obtain a separate application form and full information concerning this service and its restrictions from us or your agent/registered representative.

     We will discontinue the Dollar Cost Averaging service immediately (1) on receipt of any request to begin a Portfolio Rebalancing service; (2) if the Policy is in the grace period on any date when Dollar Cost Averaging transfers are scheduled; or (3) if the specified transfer amount from any Sub-Account is more than the Accumulation Value in that Sub-Account.

     We reserve the right to discontinue, modify or suspend this service. Any such modification or discontinuation would not affect any Dollar Cost Averaging service requests already commenced. We currently make no charge for this service, although we reserve the right to make charges for this service in the future.

     PORTFOLIO REBALANCING SERVICE. You may request this service if your Face Amount is at least $100,000 and your Accumulation Value, less any Loan Amount, is at least $10,000. This service is intended to allow you to use "Portfolio Rebalancing," a method of maintaining a consistent approach to investing your Accumulation Value, less any Loan Amount, over time and simplifying the process of asset allocation among your chosen investment options. If you request this service, you direct us to automatically make periodic transfers to maintain your specified percentage allocation of Accumulation Value, less any Loan Amount, among the Sub-Accounts of the Variable Account and the Fixed Account. We will also change your allocation of future Net Premium payments to be equal to this specified percentage allocation. You may request that we make transfers under this service on a quarterly, semi-annual or annual basis. This service is intended to maintain the allocation you have selected consistent with your personal objectives.

     The Accumulation Value in each Sub-Account of the Variable Account and the Fixed Account will grow or decline at different rates over time. Portfolio Rebalancing will periodically transfer Accumulation Values from those accounts that have increased in value to those accounts that have increased at a slower rate or declined in value. If all accounts decline in value, it will transfer Accumulation Values from those that have decreased less in value to those that have decreased more in value. We make no guarantees that Portfolio Rebalancing will result in a profit or protect against loss. You may discontinue this service at any time by notifying us by Written Request or by telephone.

     If you are interested in the Portfolio Rebalancing service you may obtain a separate application form and full information concerning this service and its restrictions from us or your agent/registered representative.

     If you are using the Portfolio Rebalancing service, we will discontinue this service immediately (1) on receipt of any request to change the allocation of premiums to the Fixed Account and Sub-Account of the Variable Account; (2) on receipt of any request to begin a Dollar Cost Averaging service; (3) upon receipt of any request to transfer Accumulation Value among the Fixed Account or Sub-Accounts; or (4) if the policy is in the grace period or the Accumulation Value, less any Loan Amount, is less than $7,500 on any Valuation Date when Portfolio Rebalancing transfers are scheduled.

     We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation could affect Portfolio Rebalancing services currently in effect, but only after 30 days notice to affected Policy owners. We currently make no charge for this service, although we reserve the right to make charges for this service in the future.

     TRANSFER LIMITS. We currently do not limit the number of transfers in a Policy Year, although we reserve the right to limit you to no more than 12 transfers per Policy Year. All transfers that are effective on the same Valuation Date will be treated as one transfer transaction. Transfers made due to the Dollar Cost Averaging or Portfolio Rebalancing services do not currently count toward the limit on the number of transfers.

     TRANSFER CHARGES. We currently make no charge for the first 24 transfers during a Policy Year. We make a $25 charge for each subsequent transfer. We reserve the right to make a charge not to exceed $25 per transfer for any transfer in excess of 12 per Policy Year. No charge is currently made for transfers to implement Dollar Cost Averaging and Portfolio Rebalancing. See "Deductions and Charges -- Partial Withdrawal and Transfer Charges." In no event, however, will we impose any charge in connection with the exercise of a conversion right or transfers occurring as the result of Policy loans, Dollar Cost Averaging, Portfolio Rebalancing or automatic withdrawals. All transfers are also subject to any charges and conditions imposed by the Fund whose shares are involved. We will treat all transfers that are effective on the same Valuation Date as one transfer transaction for purposes of assessing any transfer charge.

POLICY LOANS

     GENERAL. As long as the Policy remains in effect, you may borrow money from us at any time after the first Policy Year using the Policy as security for the loan. The maximum amount you may borrow at any time is equal to the loan value of the Policy, which is equal to the Cash Value less the existing Loan Amount. Each Policy loan must be at least $500.

     You may request a Policy loan by Written Request or by telephone on any Valuation Date. If your request is by telephone, it must be for less than $25,000. We currently do not require any election form to make telephone loan requests. We will employ reasonable procedures to confirm that loan requests made by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmations of such instructions and/or tape recording telephone instructions.

     Policy loans have priority over the claims of any assignee or other person. You may repay a Policy loan in whole or in part at any time.

     We will normally pay the loan proceeds to you within seven days after we receive your request. We may postpone payment of loan proceeds to you under certain circumstances. See "General Provisions -- Postponement of Payments."

     Payments you make generally will be treated as premium payments, rather than Policy loan repayments, unless you indicate that we should treat the payment otherwise or unless we decide, at our discretion, to apply the payment as a Policy loan repayment. As a result, unless you indicate that a payment is a loan repayment, all payments you make to the Policy will generally be subject to the Premium Expense Charge. See "Deductions and Charges -- Premium Expense Charge."

     IMMEDIATE EFFECT OF POLICY LOANS. When we make a Policy loan, we will segregate an amount equal to the Policy loan (which includes interest payable in advance) within the Accumulation Value of your Policy and hold it in the Fixed Account as security for the loan. As described below, you will pay interest to us on the Policy loan, but we will also credit interest to you on the amount held in the Fixed Account as security for the loan. We will include the amount segregated in the Fixed Account as security for the Policy loan as part of the Fixed Accumulation Value under the Policy, but we will credit that amount with interest on a basis different from other amounts in the Fixed Account.

     Unless you specify differently, amounts held as security for the Policy loan will come proportionately from the Fixed Accumulation Value and the Variable Accumulation Value (with the proportions being determined as described below). We will transfer assets equal to the portion of the Policy loan coming from the Variable Accumulation Value from the Sub-Accounts of the Variable Account to the Fixed Account, THEREBY REDUCING THE ACCUMULATION VALUE HELD IN THE SUB-ACCOUNTS. We do not treat these transfers as transfers for the purposes of assessing the transfer charge or calculating the limit on the number of transfers.

     If you request an additional loan, we add the new loan amount to your existing Policy loan. This way, there is only one loan outstanding on your Policy at any time.

     EFFECT ON INVESTMENT PERFORMANCE. Amounts coming from the Variable Account as security for Policy loans will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Fixed Account as security for Policy loans (that is, the Loan Amount) with interest at an effective annual rate currently equal to 4%. WE WILL NOT CREDIT ADDITIONAL INTEREST TO THESE AMOUNTS. On the Policy Anniversary, we will allocate any interest credited on these amounts to the Fixed Account and the Variable Account according to the premium allocation then in effect. See "Payment and Allocation of Premiums -- Allocating Premiums."

     Although you may repay Policy loans in whole or in part at any time, Policy loans will permanently affect the Policy's potential Accumulation Value. As a result, to the extent that the Death Benefit depends upon the Accumulation Value (see "Death Benefit -- Death Benefit Options"), Policy loans will also affect the Death Benefit under the Policy. This effect could be favorable or unfavorable depending on whether the investment performance of the assets allocated to the Sub-Account(s) is less than or greater than the interest being credited on the assets transferred to the Fixed Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under the Policy will be lower when such interest credited is less than the investment performance of assets held in the Sub-Account(s).

     EFFECT ON POLICY COVERAGE. We will notify you if, on any Monthly Anniversary, the Loan Amount is greater than the Accumulation Value less the then applicable Surrender Charge. If we do not receive sufficient payment within 61 days from the date we send notice to you, the Policy will lapse and terminate without value. Our written notice to you will indicate the amount of the payment required to avoid lapse. The Policy may, however, later be reinstated. See "Policy Lapse and Reinstatement."

     A Policy loan may also cause termination of the Death Benefit Guarantee, because we deduct the Loan Amount from the total premiums paid in calculating whether you have paid sufficient premiums in order to maintain the Death Benefit Guarantees. See "Death Benefit Guarantee."

     We will reduce proceeds payable upon the death of the Insured by any Loan Amount.

     INTEREST. The interest rate charged on Policy loans will be an annual rate of 5.66% payable in advance. After the tenth Policy Year, we will charge interest at an annual rate of 3.85%, payable in advance, on that portion of your Loan Amount that is not in excess of (1) the Accumulation Value less (2) the total of all premiums paid less all partial withdrawals. We will charge interest on any excess of this amount at the annual rate of 5.66%, payable in advance.

     Interest is payable in advance (for the rest of the Policy Year) at the time any Policy loan is made and at the beginning of each Policy Year thereafter (for that entire Policy Year). If you do not pay interest when due, we will deduct it from the Cash Surrender Value as an additional Policy loan (see "Immediate Effect of Policy Loans" above) and we will add it to the existing Loan Amount.

     Because we charge interest in advance, we will refund any interest that we have not earned to you upon lapse or surrender of the Policy or repayment of the Policy loan.

     REPAYMENT OF LOAN AMOUNT. You may repay the Loan Amount at any time. If not repaid, we will deduct the Loan Amount from any amount payable under the Policy. Unless you provide us with notice to the contrary, we generally will treat any payments on the Policy as premium payments, which are subject to the Premium Expense Charge. Any repayments on the Loan Amount will result in amounts being reallocated from the Fixed Account and to the Sub-Accounts of the Variable Account according to your current premium allocation.

     TAX CONSIDERATIONS. A Policy loan may have tax consequences depending on the circumstances of the loan. See "Federal Tax Matters -- Tax Status of the Policy."

     1035 EXCHANGES. We reserve the right to permit a Policy loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of Cash Values from another life insurance policy under Section 1035(a) of the Code, as amended. In the event of such a Policy Loan, the Policy Loan will be treated for all purposes as made on the Policy Issue Date.

FREE LOOK AND CONVERSION RIGHTS

FREE LOOK RIGHTS

     The Policy provides for an initial free look period during which you have a right to return the Policy for cancellation and receive a refund of all premiums paid. You must return the Policy to us or your agent/registered representative and ask us to cancel the Policy by midnight of the tenth day after receiving it.

CONVERSION RIGHTS

     This option is made available by permitting you to transfer all or a part of your Variable Accumulation Value to the Fixed Account. If you indicate that you are making the transfer in exercise of your conversion right, we will not assess any transfer charge on the transfer and the transfer will not count against the limit on the number of transfers. At the time of such transfer, there is no effect on the Policy's Death Benefit, Face Amount, net amount at risk, Rate Class(es) or issue Age -- only the method of funding the Accumulation Value under the Policy will be affected. See "Death Benefit," "Accumulation Value" and Appendix A, "The Fixed Account." We will automatically credit all future premium payments on the policy to the Fixed Account unless you request a different allocation.

ADDITIONAL INFORMATION ON THE INVESTMENTS OF THE VARIABLE ACCOUNT

INVESTMENT LIMITS

     The Variable Account currently consists of 45 investment options.

MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

     The Funds only sell shares to separate accounts of insurance companies that may or may not be affiliated with the Company. This is known as "shared funding." These separate accounts may fund variable annuity contracts or variable life insurance policies. This process is known as "mixed funding." We currently do not foresee any disadvantages to you arising out of this. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various contract owners to conflict. For example, the Funds may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. However, each Fund has advised us that its board of trustees (or directors) intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that a Fund's response to any such event insufficiently protects the interests of various contract holders, we will see to it that appropriate action to protect is taken. If it becomes necessary for any separate account to replace shares of any Fund in which it invests, that Fund may have to liquidate securities in its portfolio on a disadvantageous basis.

     There also is a possibility that one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in another Fund's prospectus.

     The Funds distribute dividends and capital gains. However, we automatically reinvest distributions in additional Fund shares at net asset value. The Sub-Account receives the distributions which are then reflected in the Unit Value of that Sub-Account. See "Accumulation Value."

     We have entered into service arrangements with the managers or distributors of certain of the Funds. Under these arrangements, we or our affiliates may receive compensation from the Funds or affiliates of the Funds. This compensation is for providing administrative, record keeping, distribution and other services to the Funds or their affiliates. Such compensation is generally based upon assets invested in the particular Funds or based on the aggregated net asset goals. Payments of such amounts do not increase the fees paid by the Funds or their shareholders. The percentage paid may vary from one Fund to another. The amounts we receive may be significant.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held by the Variable Account or that the Variable Account may purchase.

     - We reserve the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in a new Fund, or in shares of another investment company, with a specified investment objective. We may establish new Sub-Accounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new Sub-Accounts available to existing Policy owners on a basis we determine.

     - We may eliminate one or more Sub-Accounts, or prohibit additional new premium or transfers into a Sub-Account, if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

     - We reserve the right to eliminate the shares of any of the Funds and to substitute shares of another Fund or of another open-end, registered investment company. The new Funds may have higher fees and charges than the ones they replaced and not all Funds may be available to all classes of Policies. We will not substitute any shares attributable to your interest in a Sub-Account of the Variable Account without notice and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

     Nothing contained herein shall prevent the Variable Account from:

     - Purchasing other securities of other Funds or classes of policies;

     - Permitting a conversion between Funds or classes of policies on the basis of requests made by Policy owners; or

     - Substituting the shares of one Fund for shares of another Fund in the event of a merger of Funds or similar transaction.

     In the event of any such substitution, deletion or change, we may make appropriate changes in this and other policies to reflect such substitution, deletion or change. If you allocated all or a portion of your investments to any of the current funds that are being substituted for or deleted, you may transfer the portion of the Accumulation Value affected without paying a transfer charge.

     If we deem it to be in the best interests of persons having voting rights under the Policies, we may:

     - Operate the Variable Account as a management company under the 1940 Act;

     - Deregister the Variable Account under the 1940 Act in the event such registration is no longer required; or

     - Combine the Variable Account with our other separate accounts.

VOTING RIGHTS

     You have the right to instruct us how to vote the Fund shares attributable to the Policy at regular meetings and special meetings of the Funds. We will vote the Fund shares held in Sub-Accounts according to the instructions received, as long as:

     - The Variable Account is registered as a unit investment trust under the 1940 Act; and

     - The Variable Account's assets are invested in Fund shares.

     If we determine that, because of applicable law or regulation, we do not have to vote according to the voting instructions received, we will vote the Fund shares at our discretion.

     All persons entitled to voting rights and the number of votes they may cast are determined as of a record date, set by the Fund, not more than 90 days before the meeting of the Fund. All Fund proxy materials and appropriate forms used to give voting instructions will be sent to persons having voting interests.

     We will vote any Fund shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Policy owners, in proportion to the instructions received from all Policy owners having a voting interest in the Fund. Any Fund shares held by us or any of our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts having voting interests in the Fund in proportion to each account's voting interest in the respective Fund and will be voted in the same manner as are the respective account's votes.

     Owning the Policy does not give you the right to vote at meetings of our stockholders.

     DISREGARDING VOTING INSTRUCTIONS. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of any Fund or to approve or disapprove an investment advisory contract for any Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of any Fund if we reasonably disapprove of such changes. We would disapprove a change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would have an adverse effect on the Variable Account in that the proposed investment policy for a Fund may result in speculative or unsound investments. In the event we do disregard voting instructions, we will include a summary of that action and the reasons for such action in the next annual report to owners.

PAID-UP LIFE INSURANCE

     Before Age 100, if the Insured is living and the Policy is in force, you may make a Written Request to direct us to apply the Cash Surrender Value of the Policy to purchase paid-up life insurance. The amount by which any paid-up insurance will exceed its cash value cannot be greater than the amount by which the

Policy's Death Benefit exceeds the Policy's Accumulation Value. We will pay you in cash any Cash Surrender Value not used to purchase paid-up life insurance. Any cash paid out or Policy loans forgiven may be considered a taxable event.

GENERAL PROVISIONS

OWNERSHIP

     While the Insured is alive, subject to the Policy's provisions you may:

     - Change the amount and frequency of premium payments.

     - Change the allocation of premiums.

     - Change the Death Benefit Option.

     - Change the Face Amount.

     - Make transfers between Sub-Accounts and the Fixed Account.

     - Surrender the Policy for cash.

     - Make a partial withdrawal for cash.

     - Receive a Policy loan.

     - Assign the Policy as collateral.

     - Change the beneficiary.

     - Transfer ownership of the Policy.

     - Enjoy any other rights the Policy allows.

     Some of these transactions may have tax consequences and you should consider any such tax consequences before taking any of these actions.

PROCEEDS

     At the Insured's death, the proceeds payable include the Death Benefit then in force:

     - Plus any additional amounts provided by rider on the life of the Insured;

     - Plus any Policy loan interest that we have collected but not earned;

     - Minus any Loan Amount; and

     - Minus any unpaid Monthly Deductions.

     We may pay the proceeds in a lump sum or, if you choose, we may apply the proceeds to one of the settlement options.

BENEFICIARY

     You may name one or more beneficiaries on the application when you apply for the Policy. You may later change beneficiaries by Written Request. You may also name a beneficiary whom you cannot change without his or her consent (irrevocable beneficiary). If no beneficiary is surviving when the Insured dies, we will pay the Death Benefit to you, if surviving, or otherwise to your estate.

POSTPONEMENT OF PAYMENTS

     We generally make payments from the Variable Account for Death Benefits, cash surrender, partial withdrawal or loans within seven days after we receive all the documents required for the payments.

     We may, however, delay making a payment when we are not able to determine the Variable Accumulation Value because (1) the New York Stock Exchange is closed, other than customary weekend or holiday closings, or the SEC restricts trading on the New York Stock Exchange; (2) the SEC by order permits postponement for the protection of Policy holders; or (3) the SEC determines that an emergency exists, which makes disposing of securities not reasonably practicable or which makes it not reasonably practicable to determine the value of the Variable Account's net assets. We may also postpone transfers and allocations to and against any Sub-Account of the Variable Account under these circumstances.

     We may delay any of the payments that we make from the Fixed Account up to six months from the date we receive the documents required. We will pay interest at the same rate we are currently paying on proceeds at death from the date of the request to the date of payment if we delay payment more than ten days. We will not credit any additional interest to any delayed payments.

SETTLEMENT OPTIONS

     Settlement options are ways you can choose to have the Policy's proceeds paid. These settlement options apply to proceeds paid:

     - At the Insured's death.

     - On total surrender of the Policy.

     We pay the proceeds to one or more payees. We may pay the proceeds in a lump sum or we may apply them to one of the following settlement options. You may request that we use a combination of options. You must apply at least $2,500 to any option for each payee under that option. Under an installment option, each payment must be at least $25. We may adjust the interval to make each payment at least $25.

     Proceeds applied to any option no longer earn interest at the rate applied to the Fixed Account or participate in the investment performance of the Funds.

     Option 1 -- Proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval.

     Option 2 -- Proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid.

     Option 3 -- Proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid.

     Option 4 -- The proceeds provide an annuity payment with a specified number of months "certain." The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee.

     Option 5 -- The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life.

     INTEREST ON SETTLEMENT OPTIONS. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on funds that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors. The interest rate will never be less than an effective annual rate of 2%.

     In determining amounts we pay under Options 3 and 4, we assume interest at an effective annual rate of 2%. Also, for Option 3 and "certain" periods under Option 4, we credit any excess interest we may declare on funds that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors.

     If you or the beneficiary do not select a settlement option, unless requested otherwise death benefit proceeds generally will be paid to an interest bearing account which can be assessed through the use of a checking account provided to the beneficiary. Interest earned on this account may be less than interest paid on other settlement options.

INCONTESTABILITY

     After the Policy has been in force during the Insured's lifetime for two years from the Policy's Issue Date, we cannot claim the Policy is void or refuse to pay any proceeds unless the Policy terminated before the death of the Insured.

     If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year contestable period measured from the date of the increase.

     If the Policy is reinstated, we measure the contestable period from the date of reinstatement with respect to statements made on the application for reinstatement.

MISSTATEMENT OF AGE AND SEX

     If the Insured's Age or sex or both are misstated (except where unisex rates apply), the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rate for the correct Age and sex.

SUICIDE

     If the Insured commits suicide within two years of the Policy's Issue Date, we do not pay the Death Benefit. Instead, we refund all premiums paid for the Policy and any attached riders, minus any Loan Amounts and partial withdrawals.

     If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year suicide limitation for the proceeds associated with that increase. If the Insured commits suicide within two years of the effective date of the increase, we pay the Death Benefit prior to the increase and refund the cost of insurance for that increase.

TERMINATION

     The Policy terminates when any of the following occurs:

     - The Policy lapses. See "Policy Lapse and Reinstatement."

     - The Insured dies.

     - You surrender the Policy for its Cash Surrender Value.

     - We amend the Policy according to the amendment provision described below and you do not accept the amendment.

AMENDMENT

     We reserve the right to amend the Policy, in order to include any future changes relating to the following:

     - Any SEC rulings and regulations.

     - The Policy's qualification for treatment as a life insurance policy under the following:

          - The Code, as amended.

          - Internal Revenue Service rulings and regulations.

          - Any requirements imposed by the Internal Revenue Service.

REPORTS

     ANNUAL STATEMENT. We will send you an annual statement once each year free of charge showing the Face Amount, Death Benefit, Accumulation Value, Cash Surrender Value, Loan Amount, premiums paid,

Planned Periodic Premiums, interest credits, partial withdrawals, transfers and charges since the last statement.

     Additional statements are available upon request. We may make a charge not to exceed $50 for each additional annual statement you request.

     We send semi-annual reports with financial information on the Funds, including a list of investment holdings of each Fund.

     We send confirmation notices to you throughout the year for certain Policy transactions such as partial withdrawals and loans.

     PROJECTION REPORT. Upon request, we will provide you a report projecting future results based on the Death Benefit Option you specify, the Planned Periodic Premiums you specify and the Accumulation Value of your Policy at the end of the prior Policy Year. We may make a charge not to exceed $50 for each Projection Report you request.

     OTHER REPORTS. The Company will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Funds, will be mailed to your household, even if you or other persons in your household have more than one Policy issued by us or an affiliate. Call 1-877-886-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each contract in all future mailings.

DIVIDENDS

     The Policy does not entitle you to participate in our surplus. We do not pay you dividends under the Policy.

     The Sub-Account receives any dividends paid by the related Fund. Any such dividend is credited to you through the calculation of the Sub-Account's daily Unit Value.

COLLATERAL ASSIGNMENT

     You may assign the benefits of the Policy as collateral for a debt. This limits your rights to the Cash Surrender Value and the beneficiary's rights to the proceeds. An assignment is not binding on us until we receive written notice. Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

OPTIONAL INSURANCE BENEFITS

     The Policy can include additional benefits, in the form of riders to the Policy, if our requirements for issuing such benefits are met. We currently offer the following benefit riders:

     ACCELERATED BENEFIT RIDER. Under certain circumstances we may pay a part of the Death Benefit to you when the Insured has been diagnosed as having a terminal illness. See "Accelerated Benefit Rider."

     ACCIDENTAL DEATH BENEFIT RIDER. Provides an additional benefit if the Insured dies from an accidental injury.

     ADDITIONAL INSURED RIDER. Provides level term coverage for the Insured's spouse, or a child of the Insured.

     COST OF LIVING INCREASE RIDER. Provides optional increases in Face Amount on the life of the Insured every two years based on the cost of living without evidence of insurability.

     TERM RIDER. Provides a level term life insurance benefit on the death of the Insured if death occurs prior to Age 80. The cost of insurance rates are expected to be the same as for the base Policy. The Monthly

Amount Charge Rate is lower than for equivalent coverage provided by a base Policy. The term rider does not have a Surrender Charge.

     The term rider may be exchanged for an increase in the base Face Amount. The exchange will not require evidence of insurability if it is made at Age 80 or when the Death Benefit is equal to the Accumulation Value multiplied by the corridor percentage. The increase will not have a Surrender Charge. The cost of insurance and monthly amount charge rates for the increase will be based on the Age, sex, Rate Class and effective date of the term rider.

     The Extended Death Benefit Guarantee will be shortened when the term rider is attached to a Policy.

     There may be times when it will be to your economic advantage to include a significant portion of your insurance coverage under a term rider. In some other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the Age, sex and Rate Class of the Insured. Ask your agent/registered representative about whether coverage under a term rider is appropriate in your circumstances.

     TOTAL DISABILITY SPECIFIED PREMIUM RIDER. Contributes a specified amount of premium to the Policy each month while the Insured is totally disabled under the terms of the rider.

     WAIVER OF MONTHLY DEDUCTION RIDER. The Monthly Deduction for the Policy is waived while the Insured is totally disabled under the terms of the rider.

FEDERAL TAX MATTERS

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

TAX STATUS OF THE COMPANY

     The Company is taxed as a life insurance company under the Code. The Variable Account is not a separate entity from the Company. Therefore, the Variable Account is not taxed separately as a "regulated investment company," but is taxed as part of the Company. Investment income and realized capital gains attributable to the Variable Account are automatically applied to increase reserves under the Policy. Because of this, under existing Federal income tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Policies. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the Company.

     In summary, we do not expect that we will incur any Federal income tax liability attributable to the Variable Account, and we do not intend to make provisions for any such taxes. However, if changes in the Federal tax laws or their interpretation result in our being taxed on income or gains attributable to the Variable Account, then we may impose a charge against the Variable Account (with respect to some or all of the Policies) to set aside provisions to pay such taxes.

TAX STATUS OF THE POLICY

     This Policy is designed to qualify as a life insurance contract under the Code. All terms and provisions of the Policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in Code Section 7702. Specifically, the Policy must meet the requirements of the "guideline premium test" as specified in Code Section 7702. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your Policy in order to do so.

     The guideline premium test provides for a maximum premium in relation to the Death Benefit and a minimum corridor percentage of Death Benefit in relation to Accumulation Value.

     We will at all times strive to assure that the Policy meets the statutory definition which qualifies the Policy as life insurance for Federal income tax purposes. (See "Death Benefit.")

DIVERSIFICATION AND INVESTOR CONTROL REQUIREMENTS

     In addition to meeting the Code Section 7702 guideline premium test, Code
Section 817(h) requires separate account investments, such as our Variable Account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each Sub-Account must meet certain tests. If your variable life Policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to Federal income tax on your Policy income as you earn it. Our Sub-Account's Funds have represented that they will meet the diversification standards that apply to your Policy.

     In certain circumstances, you, as owner of a variable life insurance Policy, may be considered the owner for Federal income tax purposes of the Variable Account assets used to support your Policy. Any income and gains from the Variable Account assets are includable in the gross income from your Policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of Variable Account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

     Your ownership rights under your Policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your Policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the Variable Account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. While we believe that the Policy does not give you investment control over the assets of the Variable Account, we reserve the right to modify your Policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the Variable Account assets, or to otherwise qualify your Policy for favorable tax treatment.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY DEATH BENEFITS

     We believe that the Death Benefit under a Policy is generally excludable from the gross income of the beneficiary(ies) under Code Section 101(a)(1). However, there are exceptions to this general rule. Additionally, Federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

MODIFIED ENDOWMENT CONTRACTS

     Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction in benefits, could also cause it to be classified as a modified endowment contract. A current or prospective Policy owner should consult with a competent adviser to determine whether or not a Policy transaction will cause the Policy to be classified as a modified endowment contract.

     If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts that are issued by us (or our affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Policy owner's income when a taxable distribution occurs.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS

     Generally, the Policy owner will not be taxed on any of the Policy Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loan amounts are taken from or secured by a Policy, the tax consequences depend on whether or not the Policy is a "modified endowment contract."

     Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.

     MODIFIED ENDOWMENT CONTRACTS. Once a Policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

     - All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed. The amount of gain in the Policy will be equal to the difference between the Policy's Accumulation Value and the investment in the Policy.

     - Loan amounts taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed.

     - A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (a) made on or after the date on which the taxpayer attains Age 59 1/2, (b) which are attributable to the taxpayer's becoming disabled (as defined in the Code); or (c) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.

     POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy owner's investment in the Policy. Only after the recovery of all investment in the Policy, is there taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, if Policy benefits are reduced during the first fifteen Policy Years, may be treated in whole or in part as ordinary income subject to tax.

     Loan amounts from or secured by a Policy that is not a modified endowment contract are generally not taxed as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

INVESTMENT IN THE POLICY

     Your investment in the Policy is generally the total of your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free and will be increased by the amount of taxable loan distributions under a modified endowment contract.

POLICY LOANS

     In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

ACCELERATED DEATH BENEFIT RIDER

     We believe that payments under the Accelerated Death Benefit Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the Policy. (See "Accelerated Death Benefit Rider" for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

CONTINUATION OF POLICY BEYOND AGE 100

     The tax consequences of continuing the Policy beyond the Insured's 100th birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday.

SECTION 1035 EXCHANGES

     Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.

TAX-EXEMPT POLICY OWNERS

     Special rules may apply to a Policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a Policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the Policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

CHANGES TO COMPLY WITH THE LAW

     So that your Policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments or to change your Death Benefit. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance. We also may make changes to your Policy or its riders or take distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

     If we make any change of this type, it applies the same way to all affected Policies.

     Any increase in your Death Benefit will cause an increase in your cost of insurance charges.

OTHER

     The Policy is not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that is subject to Title I of ERISA; (ii) a plan described in section 4975(e)(1) of the Code; or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3-101 or otherwise.

     Policy owners may use the Policies in various other arrangements, including:

     - non-qualified deferred compensation or salary continuance plans

     - split dollar insurance plans

     - executive bonus plans

     - retiree medical benefit plans

     - other plans.

     The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your Policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

     In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

     The transfer of the Policy or designation of a beneficiary may have Federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which Federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

     You should consult qualified legal or tax advisers for complete information on Federal, state, local and other tax considerations.

DISTRIBUTION OF THE POLICIES

     We intend to sell the Policies in all jurisdictions where we are licensed.

     ING America Equities, Inc., our affiliate, is the principal underwriter (distributor) for the Policies. ING American Equities, Inc. is registered as a broker/dealer with the SEC and the National Association of Securities Dealers, Inc. ("NASD"). We will pay ING America Equities, Inc. under a distribution agreement.

     Prior to May 1, 2002, Washington Square Securities, Inc. ("WSSI"), a Minnesota corporation and an affiliate of ours, was the principal underwriter (distributor) for the Policies. We paid WSSI under a distribution agreement.

     The Policies are sold through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. The affiliated broker/dealers may include:


     - Aeltus Capital, Inc.

     - BancWest Investment Services, Inc.

     - Baring Investment Services, Inc.

     - Compulife Investor Services, Inc.

     - Directed Services, Inc.

     - Financial Network Investment Corporation

     - Financial Northeastern Securities, Inc.

     - Granite Investment Services, Inc.

     - Guaranty Brokerage Services, Inc.

     - IFG Network Securities, Inc.

     - ING Barings Corp.

     - ING Direct Funds Limited

     - ING DIRECT Securities, Inc.

     - ING Financial Advisers, LLC

     - ING Funds Distributor, Inc.

     - ING Furman Selz Financial Services LLC

     - ING TT&S (U.S.) Securities, Inc.

     - Locust Street Securities, Inc.

     - Multi-Financial Securities Corporation

     - PrimeVest Financial Services, Inc.

     - Systematized Benefits Administrators, Inc.

     - United Variable Services, Inc.

     - VESTAX Securities Corporation

     - Washington Square Securities, Inc.

     All broker/dealers who sell this Policy have entered into selling agreements with us. Under these selling agreements, a distribution allowance is paid to these broker/dealers, who in turn pay commissions to their agents/registered representatives who sell this Policy. We may advance commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives).

     During the first Policy Year commissions generally will be no more than 55% of the premiums paid up to the annualized Extended Minimum Monthly Premium, plus no more than 3.50% of any additional premiums through Policy Year ten, and 2.50% of any premiums thereafter. We will pay corresponding commissions upon a requested increase in Face Amount. In addition, we may pay a commission of 0.60% of the average monthly Accumulation Value during each Policy Year. Further, agents/registered representatives may be eligible to receive certain overrides and other benefits based on the amount of earned commissions.

     For all Policies which use the Variable Account, the aggregate amount paid to WSSI under our Distribution Agreement was $2,717,758 in 2001, $1,312,274 in 2000 and $1,345,813 in 1999.

     We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do not hold contests directly based on sales of the Policy. We do hold training programs from time to time at our own expense. We pay dealer concessions, wholesaling fees, other allowances and the costs of all other incentives or training programs from our resources which include sales charges.

MANAGEMENT

     The following is a list of current directors and principal officers of the Company, their position with the Company and their business experience during the past five years.

                               POSITION WITH
    NAME AND ADDRESS              COMPANY            BUSINESS EXPERIENCE DURING PAST 5 YEARS
    ----------------           -------------         ---------------------------------------
Wayne R. Huneke*            Director and Chief   Has held several directorships and various
                            Financial Officer    executive officer positions with various
                                                 affiliated companies within the ING
                                                 organization, including positions as Director,
                                                 Chief Financial Officer, President, Senior
                                                 Executive Vice President, Senior Vice President,
                                                 Vice President, and Treasurer.
P. Randall Lowery*          Director             Has held several directorships and various
                                                 executive officer positions with various
                                                 affiliated companies within the ING
                                                 organization, including positions as Director,
                                                 Executive Vice President, and General Manager
                                                 and Chief Actuary.
Robert C. Salipante**       Director             Has held several directorships and various
                                                 executive officer positions with various
                                                 affiliated companies within the ING
                                                 organization, including positions as Director,
                                                 Chairman, Vice Chairman, Chief Executive
                                                 Officer, Chief Operating Officer, President, and
                                                 Senior Vice President.
Mark A. Tullis*             Director             Has held several directorships and various
                                                 executive officer positions with various
                                                 affiliated companies within the ING organization
                                                 since 1999, including positions as Director,
                                                 President, Treasurer, and General Manager and
                                                 Chief of Staff. Executive Vice President of
                                                 Primerica from 1994 to 1999.
Richard M. Conley           Director             Retired since 1998. Before retiring, held
2910 Holly Lane North                            various directorship and executive officer
Plymouth, MN 55447                               positions with various affiliated companies
                                                 within the ING organization, including positions
                                                 as Director, President, Executive Vice
                                                 President, and Senior Vice President.
James Gelder**              Director, President  Has held several directorships and various and Chief Executive  executive officer positions with various
                            Officer              affiliated companies within the ING
                                                 organization, including positions as Director,
                                                 President, Chief Executive Officer, Chief
                                                 Operating Officer, Executive Vice President,
                                                 Senior Vice President, and Vice President.

                               POSITION WITH
    NAME AND ADDRESS              COMPANY            BUSINESS EXPERIENCE DURING PAST 5 YEARS
    ----------------           -------------         ---------------------------------------
Ulric Haynes, Jr.           Director             Dean of the School of Business and Executive
17 Bagatelle Road                                Dean for University International Relations of
Dix Hills, NY 11746                              Hofstra University since 1991. Director of DYNAX
                                                 Solutions, Inc. since 2000. Director of INNCOM
                                                 International Inc. since 1999. Director of Pall
                                                 Corporation since 1994. Director of HSBC USA
                                                 Inc. (formerly Marine Midland Bank) since 1969.
Fioravante G. Perrotta      Director             Retired since 1996. Before retiring was Senior
4231 Crayton Road                                Partner of Rogers & Wells (New York law firm)
Naples, FL 34103                                 since 1970.
Charles B. Updike           Director             Partner of Schoeman, Marsh & Updike (New York
60 East 42nd Street                              law firm) since 1976.
New York, NY 10165
Ross M. Weale               Director             President of Waccabuc Enterprise, Inc. (New York
56 Cove Road                                     management consulting firm) since 1996.
South Salem, NY 10590
David S. Pendergrass*       Treasurer            Has held several executive officer positions
                                                 with various affiliated companies within the ING
                                                 organization, including positions as Vice
                                                 President and Treasurer.
Paula Cludray-Engelke**     Secretary            Has held various officer positions with various
                                                 affiliated companies within the ING
                                                 organization, including positions as Secretary,
                                                 Assistant Secretary, Director of Individual
                                                 Compliance, Director of Contracts Compliance and
                                                 Special Benefits.

---------------

 * The address of these Directors and Officers is 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390. These individuals may also be directors and/or officers of other affiliates of the Company.

** The address of these Directors and Officers is 20 Washington Avenue South,
   Minneapolis, Minnesota 55401. These individuals may also be directors and/or officers of other affiliates of the Company.

STATE REGULATION

     We are subject to the laws of the State of New York governing insurance companies and to regulation and supervision by the Insurance Department of the State of New York. We file an annual statement in a prescribed form with the Insurance Department each year and in each state we do business, covering our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to review by the Insurance Department and a full examination of our operations is conducted periodically (usually every three years) by the National Association of Insurance Commissioners. This regulation does not, however, involve supervision or management of our investment practices or policies.

LEGAL PROCEEDINGS

     The Variable Account is not a party to any pending legal proceedings. The Company is a defendant in various lawsuits in connection with the normal conduct of its insurance operations. Some of the claims seek to be granted class action status and many of the claims seek both compensatory and punitive damages. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse impact to the financial position of the Company. It should be noted, however, that a number of financial services companies have been subjected to significant awards in connection with punitive damages claims and the Company can make no assurances that it will not be subjected to such an award. The defense of the putative class actions pending against the Company may require the commitment of substantial internal resources and the retention of legal counsel and expert advisers.

BONDING ARRANGEMENTS

     Directors, officers and employees of the Company are covered by a blanket fidelity bond in an amount in excess of $60 million issued by Lloyds of London.

LEGAL MATTERS

     Legal matters in connection with the Variable Account and the Policy described in this prospectus have been passed upon by Counsel for the Company.

EXPERTS

     The financial statements of ReliaStar Life Insurance Company of New York Variable Life Separate Account I as of December 31, 2001 and 2000 and for each of the two years then ended and the financial statements of ReliaStar Life Insurance Company of New York at December 31, 2001 and 2000 and for each of the two years then ended, appearing in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     The financial statements of ReliaStar Insurance Company of New York Variable Life Separate Account I for the year ended December 31, 1999, and the financial statements of ReliaStar Life Insurance Company of New York for the year ended December 31, 1999, included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their respective reports appearing elsewhere herein, and are included in reliance upon such reports given upon their authority as experts in accounting and auditing. The primary business address of Deloitte & Touche LLP is 400 One Financial Plaza, 120 South Sixth Street, Minneapolis, Minnesota, 55402.

     Actuarial matters included in this prospectus have been examined by Craig
A. Krogstad, F.S.A., M.A.A.A., as stated in the opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT CONTAINS FURTHER INFORMATION

     A Registration Statement has been filed with the SEC under the Securities Act of 1933 with respect to the Policies. This prospectus does not contain all information included in the Registration Statement, its amendments and exhibits. For further information concerning the Variable Account, the Funds, the Policies and us, please refer to the Registration Statement.

     Statements in this prospectus concerning provisions of the Policy and other legal documents are summaries. Please refer to the documents as filed with the SEC for a complete statement of the provisions of those documents.

     Information may be obtained from the SEC's principal office in Washington, D.C., for a fee it prescribes or examined there without charge; or by accessing the SEC's website at www.sec.gov.

FINANCIAL STATEMENTS

     The financial statements for the Variable Account reflect the operations of the Variable Account as of December 31, 2001 and for each of the three years in the period then ended. The financial statements are audited. The periods covered are not necessarily indicative of the longer term performance of the assets held in the Variable Account.

     The financial statements of ReliaStar Life Insurance Company of New York (the Company) which are included in this prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of ReliaStar Life Insurance Company of New York to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account. These financial statements are as of December 31, 2001 and 2000 and for each of the three years in the periods ended December 31, 2001. The financial statements are audited. The periods covered are not necessarily indicative of the longer term performance of the Company.

                              FINANCIAL STATEMENTS

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I

                                     INDEX

                                                              PAGE
                                                              ----
Statements of Assets and Liabilities........................   S-2
Statements of Operations....................................   S-7
Statements of Changes in Net Assets.........................  S-11
Notes to Financial Statements...............................  S-16
Independent Auditors' Reports...............................  S-24

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
                 (IN THOUSANDS, EXCEPT SHARES AND UNIT VALUES)

ASSETS:

     Investments in mutual funds at market value:

                                                                                             ALGER       ALGER         ALGER
                                                                                 ALGER     AMERICAN    AMERICAN       AMERICAN
                                                                               AMERICAN    LEVERAGED    MIDCAP         SMALL
                                                                                GROWTH      ALLCAP      GROWTH     CAPITALIZATION
                                                          SHARES      COST     PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
                                                        ----------   -------   ---------   ---------   ---------   --------------
The Alger American Fund:
 Alger American Growth Portfolio......................      32,865   $ 1,610    $ 1,208     $    --     $    --       $    --
 Alger American Leveraged AllCap Portfolio............       2,144        70         --          68          --            --
 Alger American MidCap Growth Portfolio...............      19,209       400         --          --         339            --
 Alger American Small Capitalization Portfolio........      16,104       387         --          --          --           267
AIM Variable Insurance Funds:
 AIM VI Dent Demographic Trends Fund..................       3,505        27         --          --          --            --
Fidelity's Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- IC Shares.............      26,687       649         --          --          --            --
 VIP Growth Portfolio -- IC Shares....................      12,896       566         --          --          --            --
 VIP High Income Portfolio -- IC Shares...............       9,986        74
 VIP Money Market Portfolio -- IC Shares..............   1,576,774     1,577         --          --          --            --
Fidelity's Variable Insurance Products Fund II (VIP
 II):
 VIP II Contrafund Portfolio -- IC Shares.............      39,964       948         --          --          --            --
 VIP II Index 500 Portfolio -- IC Shares..............      19,401     2,737         --          --          --            --
 VIP II Investment Grade Bond Portfolio -- IC
   Shares.............................................      47,787       594         --          --          --            --
Golden American Trust:
 GCG Trust Fully Managed..............................         746        13         --          --          --            --
 GCG Trust Mid-Cap Growth Series......................          --        --         --          --          --            --
Janus Aspen Series:
 Aggressive Growth Portfolio..........................      36,416     1,391         --          --          --            --
 Growth Portfolio.....................................      36,451       976         --          --          --            --
 International Growth Portfolio.......................       9,703       304         --          --          --            --
 Worldwide Growth Portfolio...........................      31,102     1,187         --          --          --            --
Neuberger Berman Advisers Management Trust:
 AMT Limited Maturity Bond Portfolio..................       5,143        69         --          --          --            --
 AMT Partners Portfolio...............................      27,858       477         --          --          --            --
 AMT Socially Responsive Portfolio....................         166         2         --          --          --            --
Pilgrim Variable Products Trust:
 Pilgrim VP Growth Opportunities Portfolio............       5,467        35         --          --          --            --
 Pilgrim VP Growth + Value Portfolio..................      38,457       901         --          --          --            --
 Pilgrim VP High Yield Bond Portfolio.................       8,684        28         --          --          --            --
 Pilgrim VP International Value Portfolio.............      12,238       141         --          --          --            --
 Pilgrim VP MagnaCap Portfolio........................       1,586        14         --          --          --            --
 Pilgrim VP MidCap Opportunities Portfolio............       1,492        11         --          --          --            --
 Pilgrim VP Research Enhanced Index Portfolio.........       1,353         6         --          --          --            --
 Pilgrim VP SmallCap Opportunities Portfolio..........      30,914       786         --          --          --            --
OCC Accumulation Trust:
 Equity Portfolio.....................................       1,724        60         --          --          --            --
 Global Equity Portfolio..............................       6,431       105         --          --          --            --
 Managed Portfolio....................................       1,437        59         --          --          --            --
 Small Cap Portfolio..................................       4,088       123         --          --          --            --
Putnam Variable Trust:
 Putnam VT Diversified Income Fund -- Class IA
   Shares.............................................       2,761        28         --          --          --            --
 Putnam VT Growth and Income Fund -- Class IA
   Shares.............................................      17,886       457         --          --          --            --
 Putnam VT New Opportunities Fund -- Class IA
   Shares.............................................       8,762       220         --          --          --            --
 Putnam VT Small Cap Value Fund -- Class IA Shares....         617         9         --          --          --            --
 Putnam VT Voyager Fund -- Class IA Shares............      35,508     1,500         --          --          --            --
                                                                                -------     -------     -------       -------
   Total Assets.......................................                          $ 1,208     $    68     $   339       $   267
LIABILITIES:
 Payable to (from) ReliaStar Life Insurance Company of
   New York...........................................                                1          (1)         --            --
                                                                                -------     -------     -------       -------
                                                                                $ 1,209     $    67     $   339       $   267
                                                                                =======     =======     =======       =======
NET ASSETS:
 Accumulation units...................................                          $ 1,209     $    67     $   339       $   267
                                                                                -------     -------     -------       -------
   Total net assets...................................                          $ 1,209     $    67     $   339       $   267
                                                                                =======     =======     =======       =======
   Accumulation units outstanding.....................                           82,395      10,490      19,704        31,124
                                                                                =======     =======     =======       =======
   Accumulation unit values...........................                          $ 14.67     $  6.35     $ 17.23       $  8.56
                                                                                =======     =======     =======       =======

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                               DECEMBER 31, 2001
                 (IN THOUSANDS, EXCEPT SHARES AND UNIT VALUES)

                   FIDELITY'S VIP                                     FIDELITY'S VIP
      AIM V.I.        EQUITY-       FIDELITY'S VIP   FIDELITY'S VIP       MONEY        FIDELITY'S VIP   FIDELITY'S VIP
        DENT           INCOME           GROWTH        HIGH INCOME         MARKET       II CONTRAFUND     II INDEX 500
     DEMOGRAPHIC     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
     TRENDS FUND    -- IC SHARES     -- IC SHARES     -- IC SHARES     -- IC SHARES     -- IC SHARES     -- IC SHARES
     -----------   --------------   --------------   --------------   --------------   --------------   --------------
     $       --      $       --       $       --       $       --       $       --       $       --       $       --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             20              --               --               --               --               --               --
             --             607               --               --               --               --               --
             --              --              433               --               --               --               --
                                                               64
             --              --               --               --            1,577               --               --
             --              --               --               --               --              804               --
             --              --               --               --               --               --            2,523
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
             --              --               --               --               --               --               --
     ----------      ----------       ----------       ----------       ----------       ----------       ----------
     $       20      $      607       $      433       $       64       $    1,577       $      804       $    2,523
             --              (1)              --               --               (1)              --               --
     ----------      ----------       ----------       ----------       ----------       ----------       ----------
     $       20      $      606       $      433       $       64       $    1,576       $      804       $    2,523
     ==========      ==========       ==========       ==========       ==========       ==========       ==========
     $       20      $      606       $      433       $       64       $    1,576       $      804       $    2,523
     ----------      ----------       ----------       ----------       ----------       ----------       ----------
     $       20      $      606       $      433       $       64       $    1,576       $      804       $    2,523
     ==========      ==========       ==========       ==========       ==========       ==========       ==========
          3,652          23,517           16,097            5,721          104,515           33,046           90,754
     ==========      ==========       ==========       ==========       ==========       ==========       ==========
     $     5.36      $    25.78       $    26.93       $    11.19       $    15.08       $    24.34       $    27.80
     ==========      ==========       ==========       ==========       ==========       ==========       ==========

                                       GOLDEN
     FIDELITY'S VIP     GOLDEN        AMERICAN      JANUS ASPEN
     II INVESTMENT     AMERICAN       TRUST GCG       SERIES
       GRADE BOND      TRUST GCG    TRUST MID-CAP   AGGRESSIVE
       PORTFOLIO      TRUST FULLY      GROWTH         GROWTH
      -- IC SHARES      MANAGED        SERIES        PORTFOLIO
     --------------   -----------   -------------   -----------
       $       --     $       --     $       --     $       --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
              617             --             --             --
               --             13             --             --
               --             --             --             --
               --             --             --            800
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
               --             --             --             --
       ----------     ----------     ----------     ----------
       $      617     $       13     $       --     $      800
                1             --             --             --
       ----------     ----------     ----------     ----------
       $      618     $       13     $       --     $      800
       ==========     ==========     ==========     ==========
       $      618     $       13     $       --     $      800
       ----------     ----------     ----------     ----------
       $      618     $       13     $       --     $      800
       ==========     ==========     ==========     ==========
           37,469          1,237             --         58,438
       ==========     ==========     ==========     ==========
       $    16.48     $    10.19     $     7.82     $    13.69
       ==========     ==========     ==========     ==========

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                               DECEMBER 31, 2001
                 (IN THOUSANDS, EXCEPT SHARES AND UNIT VALUES)

ASSETS:

     Investments in mutual funds at market value:

                                                                                       JANUS ASPEN    JANUS ASPEN     NEUBERGER
                                                                        JANUS ASPEN      SERIES         SERIES       BERMAN AMT
                                                                          SERIES      INTERNATIONAL    WORLDWIDE       LIMITED
                                                                          GROWTH         GROWTH         GROWTH      MATURITY BOND
                                                   SHARES      COST      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                  ---------   -------   -----------   -------------   -----------   -------------
The Alger American Fund:
 Alger American Growth Portfolio................     32,865   $ 1,610     $    --        $    --        $    --        $    --
 Alger American Leveraged AllCap Portfolio......      2,144        70          --             --             --             --
 Alger American MidCap Growth Portfolio.........     19,209       400          --             --             --             --
 Alger American Small Capitalization
   Portfolio....................................     16,104       387          --             --             --             --
AIM Variable Insurance Funds:
 AIM VI Dent Demographic Trends Fund............      3,505        27          --             --             --             --
Fidelity's Variable Insurance Products Fund
 (VIP):
 VIP Equity-Income Portfolio -- IC Shares.......     26,687       649          --             --             --             --
 VIP Growth Portfolio -- IC Shares..............     12,896       566          --             --             --             --
 VIP High Income Portfolio -- IC Shares.........      9,986        74
 VIP Money Market Portfolio -- IC Shares........  1,576,774     1,577          --             --             --             --
Fidelity's Variable Insurance Products Fund II
 (VIP II):
 VIP II Contrafund Portfolio -- IC Shares.......     39,964       948          --             --             --             --
 VIP II Index 500 Portfolio -- IC Shares........     19,401     2,737          --             --             --             --
 VIP II Investment Grade Bond Portfolio -- IC
   Shares.......................................     47,787       594          --             --             --             --
Golden American Trust:
 GCG Trust Fully Managed........................        746        13          --             --             --             --
 GCG Trust Mid-Cap Growth Series................          0        --          --             --             --             --
Janus Aspen Series:
 Aggressive Growth Portfolio....................     36,416     1,391          --             --             --             --
 Growth Portfolio...............................     36,451       976         725             --             --             --
 International Growth Portfolio.................      9,703       304          --            228             --             --
 Worldwide Growth Portfolio.....................     31,102     1,187          --             --            888             --
Neuberger Berman Advisers Management Trust:
 AMT Limited Maturity Bond Portfolio............      5,143        69          --             --             --             69
 AMT Partners Portfolio.........................     27,858       477          --             --             --             --
 AMT Socially Responsive Portfolio..............        166         2          --             --             --             --
Pilgrim Variable Products Trust:
 Pilgrim VP Growth Opportunities Portfolio......      5,467        35          --             --             --             --
 Pilgrim VP Growth + Value Portfolio............     38,457       901          --             --             --             --
 Pilgrim VP High Yield Bond Portfolio...........      8,684        28          --             --             --             --
 Pilgrim VP International Value Portfolio.......     12,238       141          --             --             --             --
 Pilgrim VP MagnaCap Portfolio..................      1,586        14          --             --             --             --
 Pilgrim VP MidCap Opportunities Portfolio......      1,492        11          --             --             --             --
 Pilgrim VP Research Enhanced Index Portfolio...      1,353         6          --             --             --             --
 Pilgrim VP SmallCap Opportunities Portfolio....     30,914       786          --             --             --             --
OCC Accumulation Trust:
 Equity Portfolio...............................      1,724        60          --             --             --             --
 Global Equity Portfolio........................      6,431       105          --             --             --             --
 Managed Portfolio..............................      1,437        59          --             --             --             --
 Small Cap Portfolio............................      4,088       123          --             --             --             --
Putnam Variable Trust:
 Putnam VT Diversified Income Fund -- Class IA
   Shares.......................................      2,761        28          --             --             --             --
 Putnam VT Growth and Income Fund -- Class IA
   Shares.......................................     17,886       457          --             --             --             --
 Putnam VT New Opportunities Fund -- Class IA
   Shares.......................................      8,762       220          --             --             --             --
 Putnam VT Small Cap Value Fund -- Class IA
   Shares.......................................        617         9          --             --             --             --
 Putnam VT Voyager Fund -- Class IA Shares......     35,508     1,500          --             --             --             --
                                                                          -------        -------        -------        -------
   Total Assets.................................                          $   725        $   228        $   888        $    69
LIABILITIES:
 Payable to (from) ReliaStar Life Insurance
   Company of New York..........................                               (1)            --             (2)            --
                                                                          -------        -------        -------        -------
                                                                          $   724        $   228        $   886        $    69
                                                                          =======        =======        =======        =======
NET ASSETS:
 Accumulation units.............................                          $   724        $   228        $   886        $    69
                                                                          -------        -------        -------        -------
   Total net assets.............................                          $   724        $   228        $   886        $    69
                                                                          =======        =======        =======        =======
   Accumulation units outstanding...............                           56,570         17,158         64,933          5,477
                                                                          =======        =======        =======        =======
   Accumulation unit values.....................                          $ 12.80        $ 13.27        $ 13.64        $ 12.62
                                                                          =======        =======        =======        =======

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                               DECEMBER 31, 2001
                 (IN THOUSANDS, EXCEPT SHARES AND UNIT VALUES)

                  NEUBERGER                                                                                           PILGRIM VP
     NEUBERGER    BERMAN AMT    PILGRIM VP     PILGRIM VP   PILGRIM VP    PILGRIM VP                   PILGRIM VP      RESEARCH
     BERMAN AMT    SOCIALLY       GROWTH        GROWTH +    HIGH YIELD   INTERNATIONAL   PILGRIM VP      MIDCAP        ENHANCED
      PARTNERS    RESPONSIVE   OPPORTUNITIES     VALUE         BOND          VALUE        MAGNACAP    OPPORTUNITIES     INDEX
     PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
     ----------   ----------   -------------   ----------   ----------   -------------   ----------   -------------   ----------
      $    --      $    --        $    --       $    --      $    --        $    --       $    --        $    --       $    --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --                         --             --            --             --            --
          421           --             --            --           --             --            --             --            --
           --            2             --            --           --             --            --             --            --
           --           --             30            --           --             --            --             --            --
           --           --             --           606           --             --            --             --            --
           --           --             --            --           27             --            --             --            --
           --           --             --            --           --            126            --             --            --
           --           --             --            --           --             --            14             --            --
           --           --             --            --           --             --            --              9            --
           --           --             --            --           --             --            --             --             5
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
           --           --             --            --           --             --            --             --            --
      -------      -------        -------       -------      -------        -------       -------        -------       -------
      $   421      $     2        $    30       $   606      $    27        $   126       $    14        $     9       $     5
           --           (2)            --            --            1             --            --             --            --
      -------      -------        -------       -------      -------        -------       -------        -------       -------
      $   421      $    --        $    30       $   606      $    28        $   126       $    14        $     9       $     5
      =======      =======        =======       =======      =======        =======       =======        =======       =======
      $   421      $    --        $    30       $   606      $    28        $   126       $    14        $     9       $     5
      -------      -------        -------       -------      -------        -------       -------        -------       -------
      $   421      $    --        $    30       $   606      $    28        $   126       $    14        $     9       $     5
      =======      =======        =======       =======      =======        =======       =======        =======       =======
       37,206           49          5,456        41,028        3,106          7,748         1,557          1,490           437
      =======      =======        =======       =======      =======        =======       =======        =======       =======
      $ 11.31      $ 10.20        $  5.49       $ 14.76      $  9.01        $ 16.21       $  9.10        $  6.08       $ 11.87
      =======      =======        =======       =======      =======        =======       =======        =======       =======

                                         OCC
       PILGRIM VP         OCC        ACCUMULATION
        SMALLCAP      ACCUMULATION   TRUST GLOBAL
      OPPORTUNITIES   TRUST EQUITY      EQUITY
        PORTFOLIO      PORTFOLIO      PORTFOLIO
      -------------   ------------   ------------
         $    --        $    --        $    --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
             584             --             --
              --             57             --
              --             --             84
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
              --             --             --
         -------        -------        -------
         $   584        $    57        $    84
              (1)            --             --
         -------        -------        -------
         $   583        $    57        $    84
         =======        =======        =======
         $   583        $    57        $    84
         -------        -------        -------
         $   583        $    57        $    84
         =======        =======        =======
          17,940          4,521          6,838
         =======        =======        =======
         $ 32.47        $ 12.61        $ 12.31
         =======        =======        =======

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                               DECEMBER 31, 2001
                 (IN THOUSANDS, EXCEPT SHARES AND UNIT VALUES)

ASSETS:

     Investments in mutual funds at market value:

                                                                          OCC            OCC         PUTNAM VT     PUTNAM VT
                                                                      ACCUMULATION   ACCUMULATION   DIVERSIFIED   GROWTH AND
                                                                         TRUST       TRUST SMALL    INCOME FUND   INCOME FUND
                                                                        MANAGED          CAP         CLASS IA      CLASS IA
                                                  SHARES      COST     PORTFOLIO      PORTFOLIO       SHARES        SHARES
                                                 ---------   ------   ------------   ------------   -----------   -----------
The Alger American Fund:
 Alger American Growth Portfolio...............     32,865   $1,610      $   --         $   --        $   --        $    --
 Alger American Leveraged AllCap Portfolio.....      2,144       70          --             --            --             --
 Alger American MidCap Growth Portfolio........     19,209      400          --             --            --             --
 Alger American Small Capitalization
   Portfolio...................................     16,104      387          --             --            --             --
AIM Variable Insurance Funds:
 AIM VI Dent Demographic Trends Fund...........      3,505       27          --             --            --             --
Fidelity's Variable Insurance Products Fund
 (VIP):
 VIP Equity-Income Portfolio -- IC Shares......     26,687      649          --             --            --             --
 VIP Growth Portfolio -- Shares................     12,896      566          --             --            --             --
 VIP High Income Portfolio -- IC Shares........      9,986       74
 VIP Money Market Portfolio -- IC Shares.......  1,576,774    1,577          --             --            --             --
Fidelity's Variable Insurance Products Fund II
 (VIP II):
 VIP II Contrafund Portfolio -- IC Shares......     39,964      948          --             --            --             --
 VIP II Index 500 Portfolio -- IC Shares.......     19,401    2,737          --             --            --             --
 VIP II Investment Grade Bond Portfolio
   -- IC Shares................................     47,787      594          --             --            --             --
Golden American Trust:
 GCG Trust Fully Managed.......................        746       13          --             --            --             --
 GCG Trust Mid-Cap Growth Series...............          0       --          --             --            --             --
Janus Aspen Series:
 Aggressive Growth Portfolio...................     36,416    1,391          --             --            --             --
 Growth Portfolio..............................     36,451      976          --             --            --             --
 International Growth Portfolio................      9,703      304          --             --            --             --
 Worldwide Growth Portfolio....................     31,102    1,187          --             --            --             --
Neuberger Berman Advisers Management Trust:
 AMT Limited Maturity Bond Portfolio...........      5,143       69          --             --            --             --
 AMT Partners Portfolio........................     27,858      477
 AMT Socially Responsive Portfolio.............        166        2          --             --            --             --
Pilgrim Variable Products Trust:
 Pilgrim VP Growth Opportunities Portfolio.....      5,467       35          --             --            --             --
 Pilgrim VP Growth + Value Portfolio...........     38,457      901          --             --            --             --
 Pilgrim VP High Yield Bond Portfolio..........      8,684       28          --             --            --             --
 Pilgrim VP International Value Portfolio......     12,238      141          --             --            --             --
 Pilgrim VP MagnaCap Portfolio.................      1,586       14          --             --            --             --
 Pilgrim VP MidCap Opportunities Portfolio.....      1,492       11          --             --            --             --
 Pilgrim VP Research Enhanced Index
   Portfolio...................................      1,353        6          --             --            --             --
 Pilgrim VP SmallCap Opportunities Portfolio...     30,914      786          --             --            --             --
OCC Accumulation Trust:
 Equity Portfolio..............................      1,724       60          --             --            --             --
 Global Equity Portfolio.......................      6,431      105          --             --            --             --
 Managed Portfolio.............................      1,437       59          58             --            --             --
 Small Cap Portfolio...........................      4,088      123          --            132            --             --
Putnam Variable Trust:
 Putnam VT Diversified Income Fund -- Class IA
   Shares......................................      2,761       28          --             --            24             --
 Putnam VT Growth and Income Fund -- Class IA
   Shares......................................     17,886      457          --             --            --            421
 Putnam VT New Opportunities Fund -- Class IA
   Shares......................................      8,762      220          --             --            --             --
 Putnam VT Small Cap Value Fund -- Class IA
   Shares......................................        617        9          --             --            --             --
 Putnam VT Voyager Fund -- Class IA Shares.....     35,508    1,500          --             --            --             --
                                                                         ------         ------        ------        -------
   Total Assets................................                          $   58         $  132        $   24        $   421
LIABILITIES:
 Payable to (from) ReliaStar Life Insurance
   Company.....................................                              --             (2)           --             --
                                                                         ------         ------        ------        -------
                                                                         $   58         $  130        $   24        $   421
                                                                         ======         ======        ======        =======
NET ASSETS:
 Accumulation units............................                          $   58         $  130        $   24        $   421
                                                                         ------         ------        ------        -------
   Total net assets............................                          $   58         $  130        $   24        $   421
                                                                         ======         ======        ======        =======
   Accumulation units outstanding..............                           4,831          9,099         1,755         17,079
                                                                         ======         ======        ======        =======
   Accumulation unit values....................                          $11.94         $14.30        $13.86        $ 24.64
                                                                         ======         ======        ======        =======

                                                   PUTNAM VT       PUTNAM       PUTNAM
                                                      NEW         VT SMALL        VT
                                                 OPPORTUNITIES   CAP VALUE     VOYAGER
                                                     FUND           FUND         FUND
                                                   CLASS IA       CLASS IA     CLASS IA
                                                    SHARES         SHARES       SHARES
                                                 -------------   ----------   ----------
The Alger American Fund:
 Alger American Growth Portfolio...............     $   --         $   --      $    --
 Alger American Leveraged AllCap Portfolio.....         --             --           --
 Alger American MidCap Growth Portfolio........         --             --           --
 Alger American Small Capitalization
   Portfolio...................................         --             --           --
AIM Variable Insurance Funds:
 AIM VI Dent Demographic Trends Fund...........         --             --           --
Fidelity's Variable Insurance Products Fund
 (VIP):
 VIP Equity-Income Portfolio -- IC Shares......         --             --           --
 VIP Growth Portfolio -- Shares................         --             --           --
 VIP High Income Portfolio -- IC Shares........
 VIP Money Market Portfolio -- IC Shares.......         --             --           --
Fidelity's Variable Insurance Products Fund II
 (VIP II):
 VIP II Contrafund Portfolio -- IC Shares......         --             --           --
 VIP II Index 500 Portfolio -- IC Shares.......         --             --           --
 VIP II Investment Grade Bond Portfolio
   -- IC Shares................................         --             --           --
Golden American Trust:
 GCG Trust Fully Managed.......................         --             --           --
 GCG Trust Mid-Cap Growth Series...............         --             --           --
Janus Aspen Series:
 Aggressive Growth Portfolio...................         --             --           --
 Growth Portfolio..............................         --             --           --
 International Growth Portfolio................         --             --           --
 Worldwide Growth Portfolio....................         --             --           --
Neuberger Berman Advisers Management Trust:
 AMT Limited Maturity Bond Portfolio...........         --             --           --
 AMT Partners Portfolio........................
 AMT Socially Responsive Portfolio.............         --             --           --
Pilgrim Variable Products Trust:
 Pilgrim VP Growth Opportunities Portfolio.....         --             --           --
 Pilgrim VP Growth + Value Portfolio...........         --             --           --
 Pilgrim VP High Yield Bond Portfolio..........         --             --           --
 Pilgrim VP International Value Portfolio......         --             --           --
 Pilgrim VP MagnaCap Portfolio.................         --             --           --
 Pilgrim VP MidCap Opportunities Portfolio.....         --             --           --
 Pilgrim VP Research Enhanced Index
   Portfolio...................................         --             --           --
 Pilgrim VP SmallCap Opportunities Portfolio...         --             --           --
OCC Accumulation Trust:
 Equity Portfolio..............................         --             --           --
 Global Equity Portfolio.......................         --             --           --
 Managed Portfolio.............................         --             --           --
 Small Cap Portfolio...........................         --             --           --
Putnam Variable Trust:
 Putnam VT Diversified Income Fund -- Class IA
   Shares......................................         --             --           --
 Putnam VT Growth and Income Fund -- Class IA
   Shares......................................         --             --           --
 Putnam VT New Opportunities Fund -- Class IA
   Shares......................................        146             --           --
 Putnam VT Small Cap Value Fund -- Class IA
   Shares......................................         --              9           --
 Putnam VT Voyager Fund -- Class IA Shares.....         --             --        1,020
                                                    ------         ------      -------
   Total Assets................................     $  146         $    9      $ 1,020
LIABILITIES:
 Payable to (from) ReliaStar Life Insurance
   Company.....................................         --             --           --
                                                    ------         ------      -------
                                                    $  146         $    9      $ 1,020
                                                    ======         ======      =======
NET ASSETS:
 Accumulation units............................     $  146         $    9      $ 1,020
                                                    ------         ------      -------
   Total net assets............................     $  146         $    9      $ 1,020
                                                    ======         ======      =======
   Accumulation units outstanding..............      7,322            846       38,972
                                                    ======         ======      =======
   Accumulation unit values....................     $19.95         $11.01      $ 26.17
                                                    ======         ======      =======

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN THOUSANDS)

                                     ALGER AMERICAN              ALGER AMERICAN LEVERAGED          ALGER AMERICAN MIDCAP
                                    GROWTH PORTFOLIO                 ALLCAP PORTFOLIO                 GROWTH PORTFOLIO
                             ------------------------------   ------------------------------   ------------------------------
                               2001       2000       1999       2001       2000       1999       2001       2000       1999
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Income:
 Dividends.................  $      3   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
Expenses:
 Mortality and expense
   risk....................         7          5          1         --         --         --          2          1         --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Net investment income
 (loss)....................        (4)        (5)        (1)        --         --         --         (2)        (1)        --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on
   sale of fund shares.....       (74)        (1)        13         (9)        --         --        (88)         3         --
 Realized gain
   distributions...........       137        102         11          2         --         --        126         14          4
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gain (loss).......        63        101         24         (7)        --         --         38         17          4
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation
 (depreciation) during the
 year......................      (203)      (258)        52          2         (4)        --        (56)       (15)         8
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in
 net assets from
 operations................  $   (144)  $   (162)  $     75   $     (5)  $     (4)  $     --   $    (20)  $      1   $     12
                             ========   ========   ========   ========   ========   ========   ========   ========   ========

                                  ALGER AMERICAN SMALL          AIM V.I. DENT DEMOGRAPHIC
                                CAPITALIZATION PORTFOLIO               TRENDS FUND
                             ------------------------------   ------------------------------
                               2001       2000       1999       2001       2000       1999
                             --------   --------   --------   --------   --------   --------
Income:
 Dividends.................  $     --   $     --   $     --   $     --   $     --   $     --
Expenses:
 Mortality and expense
   risk....................         2          1          1         --         --         --
                             --------   --------   --------   --------   --------   --------
Net investment income
 (loss)....................        (2)        (1)        (1)        --         --         --
                             --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on
   sale of fund shares.....       (49)       (21)         3         (1)        --         --
 Realized gain
   distributions...........        --         54          6         --         --         --
                             --------   --------   --------   --------   --------   --------
Realized gain (loss).......       (49)        33          9         (1)        --         --
                             --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation
 (depreciation) during the
 year......................       (38)      (108)        22         (5)        (2)        --
                             --------   --------   --------   --------   --------   --------
Net increase (decrease) in
 net assets from
 operations................  $    (89)  $    (76)  $     30   $     (6)  $     (2)  $     --
                             ========   ========   ========   ========   ========   ========

                              FIDELITY'S VIP EQUITY-INCOME        FIDELITY'S VIP GROWTH          FIDELITY'S VIP HIGH INCOME
                                 PORTFOLIO -- IC SHARES           PORTFOLIO -- IC SHARES           PORTFOLIO -- IC SHARES
                             ------------------------------   ------------------------------   ------------------------------
                               2001       2000       1999       2001       2000       1999       2001       2000       1999
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Income:
 Dividends.................  $      8   $      7   $      4   $     --   $     --   $     --   $      7   $      3   $      2
Expenses:
 Mortality and expense
   risk....................         3          3          2          2          2          1         --         --         --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Net investment income
 (loss)....................         5          4          2         (2)        (2)        (1)         7          3          2
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on
   sale of fund shares.....         1          2         16        (11)         8         19        (26)        (1)        --
 Realized gain
   distributions...........        24         25          9         25         32         12         --         --         --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gain (loss).......        25         27         25         14         40         31        (26)        (1)        --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation
 (depreciation) during the
 year......................       (55)         3         (9)       (87)       (93)        33          7        (18)         1
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in
 net assets from
 operations................  $    (25)  $     34   $     18   $    (75)  $    (55)  $     63   $    (12)  $    (16)  $      3
                             ========   ========   ========   ========   ========   ========   ========   ========   ========

                              FIDELITY'S VIP MONEY MARKET      FIDELITY'S VIP II CONTRAFUND
                                 PORTFOLIO -- IC SHARES           PORTFOLIO -- IC SHARES
                             ------------------------------   ------------------------------
                               2001       2000       1999       2001       2000       1999
                             --------   --------   --------   --------   --------   --------
Income:
 Dividends.................  $     35   $     25   $     17   $      6   $      2   $      1
Expenses:
 Mortality and expense
   risk....................         7          3          2          5          4          2
                             --------   --------   --------   --------   --------   --------
Net investment income
 (loss)....................        28         22         15          1         (2)        (1)
                             --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on
   sale of fund shares.....        --         --         --        (18)        20         18
 Realized gain
   distributions...........        --         --         --         21         67          8
                             --------   --------   --------   --------   --------   --------
Realized gain (loss).......        --         --         --          3         87         26
                             --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation
 (depreciation) during the
 year......................        --         --         --       (104)      (134)        57
                             --------   --------   --------   --------   --------   --------
Net increase (decrease) in
 net assets from
 operations................  $     28   $     22   $     15   $   (100)  $    (49)  $     82
                             ========   ========   ========   ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                      STATEMENTS OF OPERATIONS, CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN THOUSANDS)

                                 FIDELITY'S VIP II INDEX 500      FIDELITY'S VIP II INVESTMENT GRADE
                                    PORTFOLIO -- IC SHARES           BOND PORTFOLIO -- IC SHARES
                                ------------------------------   ------------------------------------
                                  2001       2000       1999        2001         2000         1999
                                --------   --------   --------   ----------   ----------   ----------
Income:
 Dividends....................  $     15   $      9   $      3    $      6     $      5     $      1
Expenses:
 Mortality and expense risk...        13          7          4           3            1           --
                                --------   --------   --------    --------     --------     --------
Net investment income (loss)           2          2         (1)          3            4            1
                                --------   --------   --------    --------     --------     --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on sale
   of fund shares.............      (129)        60         16           8           --           (1)
 Realized gain
   distributions..............        --          4          2          --           --           --
                                --------   --------   --------    --------     --------     --------
Realized gain (loss)                (129)        64         18           8           --           (1)
                                --------   --------   --------    --------     --------     --------
Change in unrealized
 appreciation (depreciation)
 during the year..............      (144)      (199)        91          19            3           --
                                --------   --------   --------    --------     --------     --------
Net increase (decrease) in net
 assets from operations.......  $   (271)  $   (133)  $    108    $     30     $      7     $     --
                                ========   ========   ========    ========     ========     ========

                                 GOLDEN AMERICAN TRUST GCG TRUST     GOLDEN AMERICAN TRUST GCG TRUST
                                          FULLY MANAGED                   MID-CAP GROWTH SERIES
                                ---------------------------------   ---------------------------------
                                  2001        2000        1999        2001        2000        1999
                                ---------   ---------   ---------   ---------   ---------   ---------
Income:
 Dividends....................  $     --    $     --    $     --    $     --    $     --    $     --
Expenses:
 Mortality and expense risk...        --          --          --          --          --          --
                                --------    --------    --------    --------    --------    --------
Net investment income (loss)          --          --          --          --          --          --
                                --------    --------    --------    --------    --------    --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on sale
   of fund shares.............        --          --          --          --          --          --
 Realized gain
   distributions..............        --          --          --          --          --          --
                                --------    --------    --------    --------    --------    --------
Realized gain (loss)                  --          --          --          --          --          --
                                --------    --------    --------    --------    --------    --------
Change in unrealized
 appreciation (depreciation)
 during the year..............        --          --          --          --          --          --
                                --------    --------    --------    --------    --------    --------
Net increase (decrease) in net
 assets from operations.......  $     --    $     --    $     --    $     --    $     --    $     --
                                ========    ========    ========    ========    ========    ========

                                JANUS ASPEN SERIES AGGRESSIVE
                                       GROWTH PORTFOLIO
                                ------------------------------
                                  2001       2000       1999
                                --------   --------   --------
Income:
 Dividends....................  $     --   $     38   $      2
Expenses:
 Mortality and expense risk...         5          4          1
                                --------   --------   --------
Net investment income (loss)          (5)        34          1
                                --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on sale
   of fund shares.............      (134)        63         42
 Realized gain
   distributions..............        --         39          3
                                --------   --------   --------
Realized gain (loss)                (134)       102         45
                                --------   --------   --------
Change in unrealized
 appreciation (depreciation)
 during the year..............      (262)      (460)       120
                                --------   --------   --------
Net increase (decrease) in net
 assets from operations.......  $   (401)  $   (324)  $    166
                                ========   ========   ========

                                  JANUS ASPEN SERIES GROWTH      JANUS ASPEN SERIES INTERNATIONAL
                                          PORTFOLIO                      GROWTH PORTFOLIO
                                ------------------------------   ---------------------------------
                                  2001       2000       1999       2001        2000        1999
                                --------   --------   --------   ---------   ---------   ---------
Income:
 Dividends....................  $     --   $     11   $     --   $      2    $      3    $     --
Expenses:
 Mortality and expense risk...         4          3          1          1           1          --
                                --------   --------   --------   --------    --------    --------
Net investment income
 (loss).......................        (4)         8         (1)         1           2          --
                                --------   --------   --------   --------    --------    --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on sale
   of fund shares.............       (20)         8         24         (1)          2           2
 Realized gain
   distributions..............         1         26          1         --           6          --
                                --------   --------   --------   --------    --------    --------
Realized gain (loss)..........       (19)        34         25         (1)          8           2
                                --------   --------   --------   --------    --------    --------
Change in unrealized
 appreciation (depreciation)
 during the year..............      (151)      (138)        29        (53)        (50)         26
                                --------   --------   --------   --------    --------    --------
Net increase (decrease) in net
 assets from operations.......  $   (174)  $    (96)  $     53   $    (53)   $    (40)   $     28
                                ========   ========   ========   ========    ========    ========

                                 JANUS ASPEN SERIES WORLDWIDE     NEUBERGER BERMAN AMT LIMITED
                                       GROWTH PORTFOLIO             MATURITY BOND PORTFOLIO
                                ------------------------------   ------------------------------
                                  2001       2000       1999       2001       2000       1999
                                --------   --------   --------   --------   --------   --------
Income:
 Dividends....................  $      4   $     15   $      1   $      1   $      1   $      1
Expenses:
 Mortality and expense risk...         5          5          2         --         --          1
                                --------   --------   --------   --------   --------   --------
Net investment income
 (loss).......................        (1)        10         (1)         1          1         --
                                --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on sale
   of fund shares.............        (8)        42         41          1         --         (1)
 Realized gain
   distributions..............        --         50         --         --         --         --
                                --------   --------   --------   --------   --------   --------
Realized gain (loss)..........        (8)        92         41          1         --         (1)
                                --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation (depreciation)
 during the year..............      (200)      (263)       150         --         --         --
                                --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations.......  $   (209)  $   (161)  $    190   $      2   $      1   $     (1)
                                ========   ========   ========   ========   ========   ========

                                NEUBERGER BERMAN AMT PARTNERS
                                          PORTFOLIO
                                ------------------------------
                                  2001       2000       1999
                                --------   --------   --------
Income:
 Dividends....................  $      1   $      3   $      3
Expenses:
 Mortality and expense risk...         2          2          2
                                --------   --------   --------
Net investment income
 (loss).......................        (1)         1          1
                                --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on sale
   of fund shares.............        (3)        (1)        11
 Realized gain
   distributions..............        13         54          5
                                --------   --------   --------
Realized gain (loss)..........        10         53         16
                                --------   --------   --------
Change in unrealized
 appreciation (depreciation)
 during the year..............       (21)       (52)        --
                                --------   --------   --------
Net increase (decrease) in net
 assets from operations.......  $    (12)  $      2   $     17
                                ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                      STATEMENTS OF OPERATIONS, CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN THOUSANDS)

                             NEUBERGER BERMAN AMT SOCIALLY          PILGRIM VP GROWTH               PILGRIM VP GROWTH +
                                  RESPONSIVE PORTFOLIO           OPPORTUNITIES PORTFOLIO              VALUE PORTFOLIO
                             ------------------------------   ------------------------------   ------------------------------
                               2001       2000       1999       2001       2000       1999       2001       2000       1999
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Income:
 Dividends.................  $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
Expenses:
 Mortality and expense
   risk....................        --         --         --         --         --         --          3          2          1
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Net investment income
 (loss)....................        --         --         --         --         --         --         (3)        (2)        (1)
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on
   sale of fund shares.....         1         --         --         (4)        --         --        (31)        26         17
 Realized gain
   distributions...........        --         --         --         --         --         --          2         68         37
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gain (loss).......         1         --         --         (4)        --         --        (29)        94         54
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation
 (depreciation) during the
 year......................        --         --         --         (4)        (1)        --       (150)      (166)        14
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in
 net assets from
 operations................  $      1   $     --   $     --   $     (8)  $     (1)  $     --   $   (182)  $    (74)  $     67
                             ========   ========   ========   ========   ========   ========   ========   ========   ========

                                 PILGRIM VP HIGH YIELD           PILGRIM VP INTERNATIONAL
                                     BOND PORTFOLIO                  VALUE PORTFOLIO
                             ------------------------------   ------------------------------
                               2001       2000       1999       2001       2000       1999
                             --------   --------   --------   --------   --------   --------
Income:
 Dividends.................  $      2   $      1   $      1   $      2   $      2   $      1
Expenses:
 Mortality and expense
   risk....................        --         --         --          1          1         --
                             --------   --------   --------   --------   --------   --------
Net investment income
 (loss)....................         2          1          1          1          1          1
                             --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on
   sale of fund shares.....        (3)        --         (1)       (19)        (3)        10
 Realized gain
   distributions...........        --         --         --          4         22          7
                             --------   --------   --------   --------   --------   --------
Realized gain (loss).......        (3)        --         (1)       (15)        19         17
                             --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation
 (depreciation) during the
 year......................        --         (1)         1         (3)       (18)         5
                             --------   --------   --------   --------   --------   --------
Net increase (decrease) in
 net assets from
 operations................  $     (1)  $     --   $      1   $    (17)  $      2   $     23
                             ========   ========   ========   ========   ========   ========

                                       PILGRIM VP                   PILGRIM VP MIDCAP           PILGRIM VP RESEARCH ENHANCED
                                   MAGNACAP PORTFOLIO            OPPORTUNITIES PORTFOLIO              INDEX PORTFOLIO
                             ------------------------------   ------------------------------   ------------------------------
                               2001       2000       1999       2001       2000       1999       2001       2000       1999
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Income:
 Dividends.................  $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
Expenses:
 Mortality and expense
   risk....................        --         --         --         --         --         --         --         --         --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Net investment income
 (loss)....................        --         --         --         --         --         --         --         --         --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on
   sale of fund shares.....        --         --         --         (1)        --         --         --         --         (1)
 Realized gain
   distributions...........        --         --         --         --         --         --         --         --         --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gain (loss).......        --         --         --         (1)        --         --         --         --         (1)
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation
 (depreciation) during the
 year......................        --         --         --         (1)        (1)        --         (1)        --          1
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in
 net assets from
 operations................  $     --   $     --   $     --   $     (2)  $     (1)  $     --   $     (1)  $     --   $     --
                             ========   ========   ========   ========   ========   ========   ========   ========   ========

                                  PILGRIM VP SMALLCAP                OCC ACCUMULATION
                                OPPORTUNITIES PORTFOLIO           TRUST EQUITY PORTFOLIO
                             ------------------------------   ------------------------------
                               2001       2000       1999       2001       2000       1999
                             --------   --------   --------   --------   --------   --------
Income:
 Dividends.................  $     --   $     --   $     --   $     --   $     --   $     --
Expenses:
 Mortality and expense
   risk....................         3          2         --         --         --         --
                             --------   --------   --------   --------   --------   --------
Net investment income
 (loss)....................        (3)        (2)        --         --         --         --
                             --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on
   sale of fund shares.....        (1)         9          5         --         --         --
 Realized gain
   distributions...........         1         39         24         --          1         --
                             --------   --------   --------   --------   --------   --------
Realized gain (loss).......        --         48         29         --          1         --
                             --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation
 (depreciation) during the
 year......................      (184)       (54)        35         (4)         1         (1)
                             --------   --------   --------   --------   --------   --------
Net increase (decrease) in
 net assets from
 operations................  $   (187)  $     (8)  $     64   $     (4)  $      2   $     (1)
                             ========   ========   ========   ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                      STATEMENTS OF OPERATIONS, CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN THOUSANDS)

                             OCC ACCUMULATION TRUST GLOBAL        OCC ACCUMULATION TRUST           OCC ACCUMULATION TRUST
                                    EQUITY PORTFOLIO                MANAGED PORTFOLIO               SMALL CAP PORTFOLIO
                             ------------------------------   ------------------------------   ------------------------------
                               2001       2000       1999       2001       2000       1999       2001       2000       1999
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Income:
 Dividends.................  $     --   $      1   $      1   $      1   $     --   $      1   $      1   $     --   $     --
Expenses:
 Mortality and expense
   risk....................         1          1          1         --         --         --          1         --         --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Net investment income
 (loss)....................        (1)        --         --          1         --          1         --         --         --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on
   sale of fund shares             (1)        --          4         --         (2)         1          8          1         (4)
 Realized gain
   distributions...........         1          9         11         --          2          2          8         --         --
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gain (loss).......        --          9         15         --         --          3         16          1         (4)
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation
 (depreciation) during the
 year......................       (12)        (6)        (2)        (3)         2         (1)        (8)        18          1
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in
 net assets from
 operations................  $    (13)  $      3   $     13   $     (2)  $      2   $      3   $      8   $     19   $     (3)
                             ========   ========   ========   ========   ========   ========   ========   ========   ========

                              PUTNAM VT DIVERSIFIED INCOME     PUTNAM VT GROWTH AND INCOME
                                  FUND CLASS IA SHARES             FUND CLASS IA SHARES
                             ------------------------------   ------------------------------
                               2001       2000       1999       2001       2000       1999
                             --------   --------   --------   --------   --------   --------
Income:
 Dividends.................  $      2   $      2   $      2   $      6   $      5   $      3
Expenses:
 Mortality and expense
   risk....................        --         --         --          2          2          2
                             --------   --------   --------   --------   --------   --------
Net investment income
 (loss)....................         2          2          2          4          3          1
                             --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on
   sale of fund shares             (1)        --         (1)        (5)        (4)        --
 Realized gain
   distributions...........        --         --         --          4         24         14
                             --------   --------   --------   --------   --------   --------
Realized gain (loss).......        (1)        --         (1)        (1)        20         14
                             --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation
 (depreciation) during the
 year......................        (1)        (1)        (1)       (28)        --        (18)
                             --------   --------   --------   --------   --------   --------
Net increase (decrease) in
 net assets from
 operations................  $     --   $      1   $     --   $    (25)  $     23   $     (3)
                             ========   ========   ========   ========   ========   ========

                                  PUTNAM VT NEW OPPORTUNITIES     PUTNAM VT SMALL CAP VALUE FUND       PUTNAM VT VOYAGER FUND
                                      FUND CLASS IA SHARES               CLASS IA SHARES                  CLASS IA SHARES
                                 ------------------------------   ------------------------------   ------------------------------
                                   2001       2000       1999       2001       2000       1999       2001       2000       1999
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Income:
 Dividends.....................  $     --   $     --   $     --   $     --   $     --   $     --   $      1   $     --   $     --
Expenses:
 Mortality and expense risk....         1          1         --         --         --         --          6          6          3
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Net investment income (loss)...        (1)        (1)        --         --         --         --         (5)        (6)        (3)
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gains (losses) on
 Investments:
 Realized gain (loss) on sale
   of fund shares..............       (34)       (11)        --         --         --         --         (4)        29          7
 Realized gain distributions...        21          7         --         --         --         --        205        114         37
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Realized gain (loss)...........       (13)        (4)        --         --         --         --        201        143         44
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Change in unrealized
 appreciation (depreciation)
 during the year...............       (30)       (47)         3         --         --         --       (433)      (335)       239
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations........  $    (44)  $    (52)  $      3   $     --   $     --   $     --   $   (237)  $   (198)  $    280
                                 ========   ========   ========   ========   ========   ========   ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN THOUSANDS)

                                             ALGER AMERICAN                   ALGER AMERICAN
                                            GROWTH PORTFOLIO            LEVERAGED ALLCAP PORTFOLIO
                                     ------------------------------   ------------------------------
                                       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     (4)  $     (5)  $     (1)  $     --   $     --   $     --
 Realized gains (losses)...........        63        101         24         (7)        --         --
 Unrealized appreciation
   (depreciation) during the
   year............................      (203)      (258)        52          2         (4)        --
                                     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............      (144)      (162)        75         (5)        (4)        --
                                     --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............       654        753        264         51         21         --
 Surrenders........................       (40)        --        (14)        (1)        --         --
 Transfers between sub-accounts
   (including fixed account),
   net.............................        (9)        19        103          9          8         --
 Policy loans......................        (8)        --         --         --         --         --
 Death benefits....................        --         (4)        --         --         --         --
 Contract charges..................      (182)      (121)       (29)       (11)        (1)        --
                                     --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................       415        647        324         48         28         --
                                     --------   --------   --------   --------   --------   --------
       Total increase (decrease) in
        net assets.................       271        485        399         43         24         --
Net assets at beginning of
 period............................       938        453         54         24         --         --
                                     --------   --------   --------   --------   --------   --------
Net assets at end of period........  $  1,209   $    938   $    453   $     67   $     24         --
                                     ========   ========   ========   ========   ========   ========

                                             ALGER AMERICAN                   ALGER AMERICAN
                                        MIDLCAP GROWTH PORTFOLIO      SMALL CAPITALIZATION PORTFOLIO
                                     ------------------------------   ------------------------------
                                       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     (2)  $     (1)  $     --   $     (2)  $     (1)  $     (1)
 Realized gains (losses)...........        38         17          4        (49)        33          9
 Unrealized appreciation
   (depreciation) during the
   year............................       (56)       (15)         8        (38)      (108)        22
                                     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............       (20)         1         12        (89)       (76)        30
                                     --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............       162        112         28        127        252         64
 Surrenders........................        --         (2)        --         (1)        (1)        (1)
 Transfers between sub-accounts
   (including fixed account),
   net.............................        13         52         (1)       (17)        10         (1)
 Policy loans......................        14         --         --         --         --         --
 Death benefits....................        --         --         --         --         --         --
 Contract charges..................       (35)       (18)        (3)       (26)       (31)       (10)
                                     --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................       154        144         24         83        230         52
                                     --------   --------   --------   --------   --------   --------
       Total increase (decrease) in
        net assets.................       134        145         36         (6)       154         82
Net assets at beginning of
 period............................       205         60         24        273        119         37
                                     --------   --------   --------   --------   --------   --------
Net assets at end of period........  $    339   $    205   $     60   $    267   $    273   $    119
                                     ========   ========   ========   ========   ========   ========

                                             AIM V.I. DENT             FIDELITY'S VIP EQUITY-INCOME
                                        DEMOGRAPHIC TRENDS FUND           PORTFOLIO -- IC SHARES
                                     ------------------------------   ------------------------------
                                       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     --   $     --   $     --   $      5   $      4   $      2
 Realized gains (losses)...........        (1)        --         --         25         27         25
 Unrealized appreciation
   (depreciation) during the
   year............................        (5)        (2)        --        (55)         3         (9)
                                     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............        (6)        (2)        --        (25)        34         18
                                     --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............        20         11         --        127        107        201
 Surrenders........................        --         --         --         (4)       (16)       (41)
 Transfers between sub-accounts
   (including fixed account),
   net.............................        --         --         --         29         20         (1)
 Policy loans......................        --         --         --         --         (1)        --
 Death benefits....................        --         --         --         --         (5)        --
 Contract charges..................        (3)        --         --        (27)       (32)       (29)
                                     --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................        17         11         --        125         73        130
                                     --------   --------   --------   --------   --------   --------
       Total increase (decrease) in
        net assets.................        11          9         --        100        107        148
Net assets at beginning of
 period............................         9         --         --        506        399        251
                                     --------   --------   --------   --------   --------   --------
Net assets at end of period........  $     20   $      9         --   $    606   $    506   $    399
                                     ========   ========   ========   ========   ========   ========

                                         FIDELITY'S VIP GROWTH          FIDELITY'S VIP HIGH INCOME
                                         PORTFOLIO -- IC SHARES           PORTFOLIO -- IC SHARES
                                     ------------------------------   ------------------------------
                                       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     (2)  $     (2)  $     (1)  $      7   $      3   $      2
 Realized gains (losses)...........        14         40         31        (26)        (1)        --
 Unrealized appreciation
   (depreciation) during the
   year............................       (87)       (93)        33          7        (18)         1
                                     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............       (75)       (55)        63        (12)       (16)         3
                                     --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............       248        247        195         35         24         31
 Surrenders........................        (7)       (27)        (1)        (2)        (2)        --
 Transfers between sub-accounts
   (including fixed account),
   net.............................         4        (14)       (66)        (6)        --         14
 Policy loans......................       (21)        --         --         (2)        --         --
 Death benefits....................        --        (10)        --         --         --         --
 Contract charges..................       (93)       (41)       (20)        --         (5)        (4)
                                     --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................       131        155        108         25         17         41
                                     --------   --------   --------   --------   --------   --------
       Total increase (decrease) in
        net assets.................        56        100        171         13          1         44
Net assets at beginning of
 period............................       377        277        106         51         50          6
                                     --------   --------   --------   --------   --------   --------
Net assets at end of period........  $    433   $    377   $    277   $     64   $     51   $     50
                                     ========   ========   ========   ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN THOUSANDS)

                                      FIDELITY'S VIP MONEY MARKET      FIDELITY'S VIP II CONTRAFUND
                                         PORTFOLIO -- IC SHARES           PORTFOLIO -- IC SHARES
                                     ------------------------------   ------------------------------
                                       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     28   $     22   $     15   $      1   $     (2)  $     (1)
 Realized gains (losses)...........        --         --         --          3         87         26
 Unrealized appreciation
   (depreciation) during the
   year............................        --         --         --       (104)      (134)        57
                                     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............        28         22         15       (100)       (49)        82
                                     --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............     1,716        672        389        412        248        223
 Surrenders........................        (7)        (3)        (1)        (8)        (4)        (1)
 Transfers between sub-accounts
   (including fixed account),
   net.............................        45       (732)       194          3        (74)        20
 Policy loans......................        --         --         --         (4)        --         --
 Death benefits....................        --         --         --         --         (4)        --
 Contract charges..................      (728)       (66)       (34)       (81)       (48)       (31)
                                     --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................     1,026       (129)       548        322        118        211
                                     --------   --------   --------   --------   --------   --------
     Total increase (decrease) in
       net assets..................     1,054       (107)       563        222         69        293
Net assets at beginning of
 period............................       522        629         66        582        513        220
                                     --------   --------   --------   --------   --------   --------
Net assets at end of period........  $  1,576   $    522   $    629   $    804   $    582   $    513
                                     ========   ========   ========   ========   ========   ========

                                      FIDELITY'S VIP II INDEX 500      FIDELITY'S VIP II INVESTMENT GRADE
                                         PORTFOLIO -- IC SHARES           BOND PORTFOLIO -- IC SHARES
                                     ------------------------------   ------------------------------------
                                       2001       2000       1999        2001         2000         1999
                                     --------   --------   --------   ----------   ----------   ----------
Increase in net assets from
 operations:
 Net investment income (loss)......  $      2   $      2   $     (1)   $      3     $      4     $      1
 Realized gains (losses)...........      (129)        64         18           8           --           (1)
 Unrealized appreciation
   (depreciation) during the
   year............................      (144)      (199)        91          19            3           --
                                     --------   --------   --------    --------     --------     --------
Net increase (decrease) in net
 assets from operations............      (271)      (133)       108          30            7           --
                                     --------   --------   --------    --------     --------     --------
Contract transactions:
 Net premium payments..............     1,687        796        510          91           59           42
 Surrenders........................        (5)        (6)        (7)         --           --           --
 Transfers between sub-accounts
   (including fixed account),
   net.............................        24        (97)        46        (143)          (2)          (6)
 Policy loans......................        --         --         --          18           --           --
 Death benefits....................        --         --         --          --           --           --
 Contract charges..................      (242)      (110)       (68)        517          (10)          (4)
                                     --------   --------   --------    --------     --------     --------
   Net increase (decrease) in net
     assets from contract
     transactions..................     1,464        583        481         483           47           32
                                     --------   --------   --------    --------     --------     --------
     Total increase (decrease) in
       net assets..................     1,193        450        589         513           54           32
Net assets at beginning of
 period............................     1,330        880        291         105           51           19
                                     --------   --------   --------    --------     --------     --------
Net assets at end of period........  $  2,523   $  1,330   $    880    $    618     $    105     $     51
                                     ========   ========   ========    ========     ========     ========

                                         GOLDEN AMERICAN TRUST         GOLDEN AMERICAN TRUST GCG TRUST
                                        GCG TRUST FULLY MANAGED             MID-CAP GROWTH SERIES
                                     ------------------------------   ---------------------------------
                                       2001       2000       1999       2001        2000        1999
                                     --------   --------   --------   ---------   ---------   ---------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     --   $     --   $     --   $     --    $     --    $     --
 Realized gains (losses)...........        --         --         --         --          --          --
 Unrealized appreciation
   (depreciation) during the
   year............................        --         --         --         --          --          --
                                     --------   --------   --------   --------    --------    --------
Net increase (decrease) in net
 assets from operations............        --         --         --         --          --          --
                                     --------   --------   --------   --------    --------    --------
Contract transactions:
 Net premium payments..............         2         --         --         --          --          --
 Surrenders........................        --         --         --         --          --          --
 Transfers between sub-accounts
   (including fixed account),
   net.............................        11         --         --         --          --          --
 Policy loans......................        --         --         --         --          --          --
 Death benefits....................        --         --         --         --          --          --
 Contract charges..................        --         --         --         --          --          --
                                     --------   --------   --------   --------    --------    --------
   Net increase (decrease) in net
     assets from contract
     transactions..................        13         --         --         --          --          --
                                     --------   --------   --------   --------    --------    --------
     Total increase (decrease) in
       net assets..................        13         --         --         --          --          --
Net assets at beginning of
 period............................        --         --         --         --          --          --
                                     --------   --------   --------   --------    --------    --------
Net assets at end of period........  $     13   $     --   $     --   $     --    $     --    $     --
                                     ========   ========   ========   ========    ========    ========

                                           JANUS ASPEN SERIES               JANUS ASPEN SERIES
                                      AGGRESSIVE GROWTH PORTFOLIO            GROWTH PORTFOLIO
                                     ------------------------------   ------------------------------
                                       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     (5)  $     34   $      1   $     (4)  $      8   $     (1)
 Realized gains (losses)...........      (134)       102         45        (19)        34         25
 Unrealized appreciation
   (depreciation) during the
   year............................      (262)      (460)       120       (151)      (138)        29
                                     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............      (401)      (324)       166       (174)       (96)        53
                                     --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............       484        633        145        434        426        157
 Surrenders........................       (11)        (8)        --         (7)       (14)        --
 Transfers between sub-accounts
   (including fixed account),
   net.............................        (7)       288         35         (9)        89        (13)
 Policy loans......................       (12)        (3)        --         --         (1)        --
 Death benefits....................        --         --         --         --         --         --
 Contract charges..................      (142)       (83)       (20)      (105)       (67)       (20)
                                     --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................       312        827        160        313        433        124
                                     --------   --------   --------   --------   --------   --------
     Total increase (decrease) in
       net assets..................       (89)       503        326        139        337        177
Net assets at beginning of
 period............................       889        386         60        585        248         71
                                     --------   --------   --------   --------   --------   --------
Net assets at end of period........  $    800   $    889   $    386   $    724   $    585   $    248
                                     ========   ========   ========   ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN THOUSANDS)

                                           JANUS ASPEN SERIES               JANUS ASPEN SERIES
                                     INTERNATIONAL GROWTH PORTFOLIO     WORLDWIDE GROWTH PORTFOLIO
                                     ------------------------------   ------------------------------
                                       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $      1   $      2   $     --   $     (1)  $     10   $     (1)
 Realized gains (losses)...........        (1)         8          2         (8)        92         41
 Unrealized appreciation
   (depreciation) during the
   year............................       (53)       (50)        26       (200)      (263)       150
                                     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............       (53)       (40)        28       (209)      (161)       190
                                     --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............       112        108         26        432        475        224
 Surrenders........................        (2)        --         (1)       (11)       (14)        (1)
 Transfers between sub-accounts
   (including fixed account),
   net.............................         7         65          6        (19)        75        (53)
 Policy loans......................        --         --         --         (6)        --         --
 Death benefits....................        --         --         --         --         (6)        --
 Contract charges..................       (26)       (13)        (5)      (118)       (73)       (36)
                                     --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................        91        160         26        278        457        134
                                     --------   --------   --------   --------   --------   --------
     Total increase (decrease) in
       net assets..................        38        120         54         69        296        324
Net assets at beginning of
 period............................       190         70         16        817        521        197
                                     --------   --------   --------   --------   --------   --------
Net assets at end of period........  $    228   $    190   $     70   $    886   $    817   $    521
                                     ========   ========   ========   ========   ========   ========

                                       NEUBERGER BERMAN ADVISERS        NEUBERGER BERMAN ADVISERS
                                        MANAGEMENT TRUST LIMITED             MANAGEMENT TRUST
                                        MATURITY BOND PORTFOLIO             PARTNERS PORTFOLIO
                                     ------------------------------   ------------------------------
                                       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $      1   $      1   $     --   $     (1)  $      1   $      1
 Realized gains (losses)...........         1         --         (1)        10         53         16
 Unrealized appreciation
   (depreciation) during the
   year............................        --         --         --        (21)       (52)        --
                                     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............         2          1         (1)       (12)         2         17
                                     --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............        42          4         77         96         77        145
 Surrenders........................        --         --         --         (2)        (6)        (1)
 Transfers between sub-accounts
   (including fixed account),
   net.............................         8         (4)       (72)        (3)        (7)       (74)
 Policy loans......................        --         --         --         --         (1)        --
 Death benefits....................        --         --         --         --         (3)        --
 Contract charges..................         3         (3)        (7)       (27)       (21)       (24)
                                     --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................        53         (3)        (2)        64         39         46
                                     --------   --------   --------   --------   --------   --------
     Total increase (decrease) in
       net assets..................        55         (2)        (3)        52         41         63
Net assets at beginning of
 period............................        14         16         19        369        328        265
                                     --------   --------   --------   --------   --------   --------
Net assets at end of period........  $     69   $     14   $     16   $    421   $    369   $    328
                                     ========   ========   ========   ========   ========   ========

                                       NEUBERGER BERMAN ADVISERS
                                       MANAGEMENT TRUST SOCIALLY          PILGRIM VARIABLE TRUST
                                          RESPONSIVE PORTFOLIO        GROWTH OPPORTUNITIES PORTFOLIO
                                     ------------------------------   ------------------------------
                                       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     --   $     --   $     --   $     --   $     --   $     --
 Realized gains (losses)...........         1         --         --         (4)        --         --
 Unrealized appreciation
   (depreciation) during the
   year............................        --         --         --         (4)        (1)        --
                                     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............         1         --         --         (8)        (1)        --
                                     --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............        (1)        --         --         24         16         --
 Surrenders........................        --         --         --         --         --         --
 Transfers between sub-accounts
   (including fixed account),
   net.............................        --         --         --          1          2         --
 Policy loans......................        --         --         --         --         --         --
 Death benefits....................        --         --         --         --         --         --
 Contract charges..................        --         --         --         (4)        --         --
                                     --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................        (1)        --         --         21         18         --
                                     --------   --------   --------   --------   --------   --------
     Total increase (decrease) in
       net assets..................        --         --         --         13         17         --
Net assets at beginning of
 period............................        --         --         --         17         --         --
                                     --------   --------   --------   --------   --------   --------
Net assets at end of period........  $     --   $     --   $     --   $     30   $     17   $     --
                                     ========   ========   ========   ========   ========   ========


                                         PILGRIM VARIABLE TRUST           PILGRIM VARIABLE TRUST
                                        GROWTH + VALUE PORTFOLIO        HIGH YIELD BOND PORTFOLIO
                                     ------------------------------   ------------------------------
                                       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     (3)  $     (2)  $     (1)  $      2   $      1   $      1
 Realized gains (losses)...........       (29)        94         54         (3)        --         (1)
 Unrealized appreciation
   (depreciation) during the
   year............................      (150)      (166)        14         --         (1)         1
                                     --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............      (182)       (74)        67         (1)        --          1
                                     --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............       347        256         50         11          3          7
 Surrenders........................        (9)        (4)        --         --         (3)        --
 Transfers between sub-accounts
   (including fixed account),
   net.............................        14        153         54          2         --         (9)
 Policy loans......................        --         --         --         --         --         --
 Death benefits....................        --         --         --         --         --         --
 Contract charges..................       (71)       (33)        (9)         9         (1)        (1)
                                     --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................       281        372         95         22         (1)        (3)
                                     --------   --------   --------   --------   --------   --------
     Total increase (decrease) in
       net assets..................        99        298        162         21         (1)        (2)
Net assets at beginning of
 period............................       507        209         47          7          8         10
                                     --------   --------   --------   --------   --------   --------
Net assets at end of period........  $    606   $    507   $    209   $     28   $      7   $      8
                                     ========   ========   ========   ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN THOUSANDS)

                                         PILGRIM VARIABLE TRUST         PILGRIM VARIABLE TRUST      PILGRIM VARIABLE TRUST MIDCAP
                                     INTERNATIONAL VALUE PORTFOLIO        MAGNACAP PORTFOLIO           OPPORTUNITIES PORTFOLIO
                                     ------------------------------   ---------------------------   ------------------------------
                                       2001       2000       1999      2001      2000      1999       2001       2000       1999
                                     --------   --------   --------   -------   -------   -------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     1    $     1    $     1    $    --   $    --   $    --   $    --    $    --    $    --
 Realized gains (losses)...........      (15)        19         17         --        --        --        (1)        --         --
 Unrealized appreciation
   (depreciation) during the
   year............................       (3)       (18)         5         --        --        --        (1)        (1)        --
                                     -------    -------    -------    -------   -------   -------   -------    -------    -------
Net increase (decrease) in net
 assets from operations............      (17)         2         23         --        --        --        (2)        (1)        --
                                     -------    -------    -------    -------   -------   -------   -------    -------    -------
Contract transactions:
 Net premium payments..............       58         66         36         16        --        --        25          4         --
 Surrenders........................       --         --         --         --        --        --        --         --         --
 Transfers between sub-accounts
   (including fixed account),
   net.............................        2        (37)       (30)        --        --        --        --          4         --
 Policy loans......................       --         --         --         --        --        --        (5)        --         --
 Death benefits....................       --         --         --         --        --        --        --         --         --
 Contract charges..................      (15)        (6)        (8)        (2)       --        --       (16)        --         --
                                     -------    -------    -------    -------   -------   -------   -------    -------    -------
   Net increase (decrease) in net
     assets from contract
     transactions..................       45         23         (2)        14        --        --         4          8         --
                                     -------    -------    -------    -------   -------   -------   -------    -------    -------
     Total increase (decrease) in
       net assets..................       28         25         21         14        --        --         2          7         --
Net assets at beginning of
 period............................       98         73         52         --        --        --         7         --         --
                                     -------    -------    -------    -------   -------   -------   -------    -------    -------
Net assets at end of period........  $   126    $    98    $    73    $    14        --        --   $     9    $     7    $    --
                                     =======    =======    =======    =======   =======   =======   =======    =======    =======

                                      PILGRIM VARIABLE TRUST RESEARCH
                                         ENHANCED INDEX PORTFOLIO
                                     ---------------------------------
                                       2001        2000        1999
                                     ---------   ---------   ---------
Increase in net assets from
 operations:
 Net investment income (loss)......   $    --     $    --     $    --
 Realized gains (losses)...........        --          --          (1)
 Unrealized appreciation
   (depreciation) during the
   year............................        (1)         --           1
                                      -------     -------     -------
Net increase (decrease) in net
 assets from operations............        (1)         --          --
                                      -------     -------     -------
Contract transactions:
 Net premium payments..............         2           1           6
 Surrenders........................        --          --          --
 Transfers between sub-accounts
   (including fixed account),
   net.............................        --          --          (7)
 Policy loans......................        --          --          --
 Death benefits....................        --          --          --
 Contract charges..................        --          (1)         (1)
                                      -------     -------     -------
   Net increase (decrease) in net
     assets from contract
     transactions..................         2          --          (2)
                                      -------     -------     -------
     Total increase (decrease) in
       net assets..................         1          --          (2)
Net assets at beginning of
 period............................         4           4           6
                                      -------     -------     -------
Net assets at end of period........   $     5     $     4     $     4
                                      =======     =======     =======

                                      PILGRIM VARIABLE TRUST SMALLCAP      OCC ACCUMULATION TRUST        OCC ACCUMULATION TRUST
                                          OPPORTUNITIES PORTFOLIO             EQUITY PORTFOLIO           GLOBAL EQUITY PORTFOLIO
                                     ---------------------------------   ---------------------------   ---------------------------
                                       2001        2000        1999       2001      2000      1999      2001      2000      1999
                                     ---------   ---------   ---------   -------   -------   -------   -------   -------   -------
Increase in net assets from
 operations:
 Net investment income (loss)......   $    (3)    $    (2)    $    --    $    --   $    --   $    --   $    (1)  $    --   $    --
 Realized gains (losses)...........        --          48          29         --         1        --        --         9        15
 Unrealized appreciation
   (depreciation) during the
   year............................      (184)        (54)         35         (4)        1        (1)      (12)       (6)       (2)
                                      -------     -------     -------    -------   -------   -------   -------   -------   -------
Net increase (decrease) in net
 assets from operations............      (187)         (8)         64         (4)        2        (1)      (13)        3        13
                                      -------     -------     -------    -------   -------   -------   -------   -------   -------
Contract transactions:
 Net premium payments..............       269         179          17         32         8         6        18        16        41
 Surrenders........................        (7)         (4)         --         (1)       --        --        --        (7)       --
 Transfers between sub-accounts
   (including fixed account),
   net.............................         8         215          87         20        (1)       --        (2)       (1)       (4)
 Policy loans......................        --          --          --         --        --        --        --        --        --
 Death benefits....................        --          --          --         --        --        --        --        --        --
 Contract charges..................       (45)        (17)         (3)        (6)       (1)       (1)       (5)       (4)       (4)
                                      -------     -------     -------    -------   -------   -------   -------   -------   -------
   Net increase (decrease) in net
     assets from contract
     transactions..................       225         373         101         45         6         5        11         4        33
                                      -------     -------     -------    -------   -------   -------   -------   -------   -------
     Total increase (decrease) in
       net assets..................        38         365         165         41         8         4        (2)        7        46
Net assets at beginning of
 period............................       545         180          15         16         8         4        86        79        33
                                      -------     -------     -------    -------   -------   -------   -------   -------   -------
Net assets at end of period........   $   583     $   545     $   180    $    57   $    16   $     8   $    84   $    86   $    79
                                      =======     =======     =======    =======   =======   =======   =======   =======   =======

                                       OCC ACCUMULATION TRUST
                                          MANAGED PORTFOLIO
                                     ---------------------------
                                      2001      2000      1999
                                     -------   -------   -------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     1   $    --   $     1
 Realized gains (losses)...........       --        --         3
 Unrealized appreciation
   (depreciation) during the
   year............................       (3)        2        (1)
                                     -------   -------   -------
Net increase (decrease) in net
 assets from operations............       (2)        2         3
                                     -------   -------   -------
Contract transactions:
 Net premium payments..............       32        19        32
 Surrenders........................       --        (2)       --
 Transfers between sub-accounts
   (including fixed account),
   net.............................       (2)      (11)      (45)
 Policy loans......................       --        --        --
 Death benefits....................       --        --        --
 Contract charges..................       (5)       (3)       (6)
                                     -------   -------   -------
   Net increase (decrease) in net
     assets from contract
     transactions..................       25         3       (19)
                                     -------   -------   -------
     Total increase (decrease) in
       net assets..................       23         5       (16)
Net assets at beginning of
 period............................       35        30        46
                                     -------   -------   -------
Net assets at end of period........  $    58   $    35   $    30
                                     =======   =======   =======

    The accompanying notes are an integral part of the financial statements.

 RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN THOUSANDS)

                                                                      PUTNAM VARIABLE TRUST
                                         OCC ACCUMULATION TRUST       DIVERSIFIED INCOME FUND
                                          SMALL CAP PORTFOLIO           CLASS IA SHARES
                                     ------------------------------   -------------------
                                       2001       2000       1999       2001       2000
                                     --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $     --   $     --   $     --   $      2   $      2
 Realized gains (losses)...........        16          1         (4)        (1)        --
 Unrealized appreciation
   (depreciation) during the
   year............................        (8)        18          1         (1)        (1)
                                     --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............         8         19         (3)        --          1
                                     --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............        46         35         43         --         --
 Surrenders........................        (1)        --         --         --         --
 Transfers between sub-accounts
   (including fixed account),
   net.............................        (1)        (5)       (47)        --         (2)
 Policy loans......................        14         --         --         --         --
 Death benefits....................        --         --         --         --         --
 Contract charges..................       (13)        (5)        (6)        (1)        (1)
                                     --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................        45         25        (10)        (1)        (3)
                                     --------   --------   --------   --------   --------
     Total increase (decrease) in
       net assets..................        53         44        (13)        (1)        (2)
Net assets at beginning of
 period............................        77         33         46         25         27
                                     --------   --------   --------   --------   --------
Net assets at end of period........  $    130   $     77   $     33   $     24   $     25
                                     ========   ========   ========   ========   ========

                                   PUTNAM VARIABLE TRUST
                                   DIVERSIFIED INCOME FUND
                                     CLASS IA SHARES   CLASS IA SHARES                  CLASS IA SHARES
                                     --------   ------------------------------   ------------------------------
                                       1999       2001       2000       1999       2001       2000       1999
                                     --------   --------   --------   --------   --------   --------   --------
Increase in net assets from
 operations:
 Net investment income (loss)......  $      2   $      4   $      3   $      1   $     (1)  $     (1)  $     --
 Realized gains (losses)...........        (1)        (1)        20         14        (13)        (4)        --
 Unrealized appreciation
   (depreciation) during the
   year............................        (1)       (28)        --        (18)       (30)       (47)         3
                                     --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets from operations............        --        (25)        23         (3)       (44)       (52)         3
                                     --------   --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments..............         9        142         88        141         93        110         14
 Surrenders........................        --         (2)       (11)        (1)        --         (1)        --
 Transfers between sub-accounts
   (including fixed account),
   net.............................        (2)         6        (15)        (8)        --         52          1
 Policy loans......................        --         --         --         --         --         --         --
 Death benefits....................        --         --         --         --         --         --         --
 Contract charges..................        (2)       (31)       (20)       (21)        (8)       (19)        (3)
                                     --------   --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net
     assets from contract
     transactions..................         5        115         42        111         85        142         12
                                     --------   --------   --------   --------   --------   --------   --------
     Total increase (decrease) in
       net assets..................         5         90         65        108         41         90         15
Net assets at beginning of
 period............................        22        331        266        158        105   $     15         --
                                     --------   --------   --------   --------   --------   --------   --------
Net assets at end of period........  $     27   $    421   $    331   $    266   $    146   $    105   $     15
                                     ========   ========   ========   ========   ========   ========   ========

                                                                 PUTNAM VARIABLE TRUST            PUTNAM VARIABLE TRUST
                                                                  SMALL CAP VALUE FUND                 VOYAGER FUND
                                                                    CLASS IA SHARES                  CLASS IA SHARES
                                                             ------------------------------   ------------------------------
                                                               2001       2000       1999       2001       2000       1999
                                                             --------   --------   --------   --------   --------   --------
Increase in net assets from operations:
 Net investment income (loss)..............................  $     --   $     --   $     --   $     (5)  $     (6)  $     (3)
 Realized gains (losses)...................................        --         --         --        201        143         44
 Unrealized appreciation (depreciation) during the year....        --         --         --       (433)      (335)       239
                                                             --------   --------   --------   --------   --------   --------
Net increase (decrease) in net assets from operations......        --         --         --       (237)      (198)       280
                                                             --------   --------   --------   --------   --------   --------
Contract transactions:
 Net premium payments......................................         1         --         --        469        459        227
 Surrenders................................................        --         --         --         (8)       (19)        (1)
 Transfers between sub-accounts (including fixed account),
   net.....................................................         8         --         --         (7)       (50)         4
 Policy loans..............................................        --         --         --         (9)        --         --
 Death benefits............................................        --         --         --         --         --         --
 Contract charges..........................................        --         --         --       (131)       (83)       (39)
                                                             --------   --------   --------   --------   --------   --------
   Net increase (decrease) in net assets from contract
     transactions..........................................         9         --         --        314        307        191
                                                             --------   --------   --------   --------   --------   --------
     Total increase (decrease) in net assets...............         9         --         --         77        109        471
Net assets at beginning of period..........................        --         --         --        943        834        363
                                                             --------   --------   --------   --------   --------   --------
Net assets at end of period................................  $      9   $     --   $     --   $  1,020   $    943   $    834
                                                             ========   ========   ========   ========   ========   ========

    The accompanying notes are an integral part of the financial statements.

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:
     ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Separate Account I") was established by ReliaStar Life Insurance Company of New York ("ReliaStar Life of New York"), previously ReliaStar Bankers Security Life Insurance Society, in 1986 under the New York insurance laws. ReliaStar Life of New York is an indirectly wholly-owned subsidiary of ReliaStar Financial, Corp. On September 1, 2000, ReliaStar Financial, Corp. was acquired by ING America Insurance Holdings, Inc., a subsidiary of ING Groep N.V. Separate Account I operates as a unit investment trust under the Investment Company Act of 1940 and is used to fund certain benefits for variable life insurance policies issued by ReliaStar Life of New York. The assets of Separate Account I and its sub-accounts are the property of ReliaStar Life of New York. The portion of Separate Account I assets applicable to the variable life policies will not be charged with liabilities arising out of any other business ReliaStar Life of New York may conduct. The net assets maintained in the sub-accounts provide the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under the state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in ReliaStar Life of New York's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     Separate Account I consists of Select(*)Life NY and Variable Estate Design products. Payments received under the policies are allocated to sub-accounts of the Separate Account I, each of which invested in one of the following funds during the year:

       The Alger American Fund               Fidelity's VIP                     Fidelity's VIP II
       -----------------------               --------------                     -----------------
    Growth Portfolio                 VIP Equity-Income Portfolio --   VIP II Contrafund Portfolio --   IC
    Leveraged AllCap Portfolio         IC Shares                      Shares
    MidCap Growth Portfolio          VIP Growth Portfolio --   IC     VIP II Index 500 Portfolio --   IC
    Small Capitalization Portfolio   Shares                           Shares
                                     VIP High Income Portfolio --     VIP II Investment Grade Bond
                                       IC Shares                        Portfolio -- IC Shares
                                     VIP Money Market Portfolio --
                                       IC Shares

                                       Neuberger Berman Advisers
          Janus Aspen Series                Management Trust                 OCC Accumulation Trust
          ------------------           -------------------------             ----------------------
    Aggressive Growth Portfolio      AMT Limited Maturity Bond        Equity Portfolio
    Growth Portfolio                   Portfolio                      Global Equity Portfolio
    International Growth Portfolio   AMT Partners Portfolio           Managed Portfolio
    Worldwide Growth Portfolio       AMT Socially Responsive          Small Cap Portfolio
                                       Portfolio

           Pilgrim Variable Products Trust                          Putnam Variable Trust
           -------------------------------                          ---------------------
    VP Growth Opportunities Portfolio               Putnam VT Diversified Income Fund -- Class IA Shares
    VP Growth + Value Portfolio                     Putnam VT Growth and Income Fund -- Class IA Shares
    VP High Yield Bond Portfolio                    Putnam VT New Opportunities Fund -- Class IA Shares
    VP International Value Portfolio                Putnam VT Small Cap Value Fund -- Class IA Share
    VP MagnaCap Portfolio                           Putnam VT Voyager Fund -- Class IA Shares
    VP MidCap Opportunities Portfolio
    VP Research Enhanced Index Portfolio
    VP SmallCap Opportunities Portfolio

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   ORGANIZATION, CONTINUED:

                Golden American Trust                           AIM Variable Insurance Funds
                ---------------------                           ----------------------------
    GCG Trust Fully Managed Fund                    AIM V.I. Dent Demographic Trends Fund
    GCG Trust Mid-Cap Growth Series

     Fred Alger Management, Inc. is the investment adviser for the four portfolios of The Alger American Fund and is paid fees for its services by The Alger American Fund Portfolios. Fidelity Management & Research Company is the investment adviser for Fidelity's Variable Insurance Products Fund
     (VIP) and Variable Insurance Products Fund II (VIP II) and is paid for its services by the VIP and VIP II Portfolios. Janus Capital Corporation is the investment adviser for the four portfolios of Janus Aspen Series and is paid fees for its services by the Janus Aspen Series Portfolios. Neuberger Berman Management Inc. is the investment manager for the three portfolios of the Neuberger Berman Advisers Management Trust and is paid fees for its services by the Neuberger Berman Advisers Management Trust Portfolios. ING Pilgrim Advisors, Inc., an affiliate of ReliaStar Life Insurance Company of New York, is the investment adviser for the eight Pilgrim Variable Products Trust Portfolios and is paid fees for its services by the Portfolios. OpCap Advisors is the investment adviser for the four portfolios of the OCC Accumulation Trust and is paid fees for its services by the OCC Accumulation Trust Funds.

     Putnam Investment Management, Inc., is the investment advisor for Putnam Variable Trust and is paid fees for its services by Putnam Variable Trust. Putnam Investment Management, Inc. is the investment adviser for Putnam Variable Trust and is paid fees for its services by Putnam Variable Trust. A I M Advisors, Inc. is the investment adviser for the AIM V.I. Dent Demographic Trends Fund and is paid fees for its services by the fund. The related funds' prospectuses contain further information.

     Fidelity VIP II Contrafund Portfolio is a registered trademark to FMR Corporation.

     On April 30, 1999, sub-accounts investing in Neuberger Berman Advisers Management Trust Socially Responsive Portfolio and Putnam VT New Opportunities Fund were made available to purchasers of ReliaStar Life of New York's Separate Account I contracts. Also on April 30, 1999, Northstar Galaxy Trust Multi-Sector Bond Portfolio changed its name to Northstar Galaxy Trust Research Enhanced Index Portfolio and sub-accounts investing in the Putnam VT Diversified Income Fund were closed to new premium and transfers.

     On November 1, 1999, Northstar Investment Management Corporation changed its name to Pilgrim Advisors, Inc. Substantially the same personnel are performing the investment advisory services on behalf of Pilgrim Advisors, Inc.

     On April 28, 2000, Pilgrim Advisors, Inc. merged with Pilgrim Investments, Inc.

     On May 1, 2000, Northstar Galaxy Trust Portfolio changed its name to Pilgrim Variable Products Trust Portfolio (VP). Also on May 1, 2000, the Northstar Galaxy Trust Emerging Growth Portfolio and the Northstar Galaxy Trust Growth and Value Portfolio changed their names to Pilgrim VP SmallCap Opportunities Portfolio and Pilgrim VP Growth + Value Portfolio, respectively. In addition, sub-accounts investing in Pilgrim VP MagnaCap Portfolio, Pilgrim VP Growth Opportunities Portfolio, Pilgrim VP MidCap Opportunities Portfolio, AIM V.I. Dent Demographic Trends Fund and Alger American Leveraged AllCap Portfolio were made available to purchasers of products held in Separate Account I.

     On May 1, 2001, sub-accounts investing in Putnam VT Small Cap Value Fund, GCG Trust Fully Managed Fund and GCG Trust Mid-Cap Growth Series Fund were made available to purchasers of ReliaStar Life of New York's Separate Account I contracts.

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.   SIGNIFICANT ACCOUNTING POLICIES:
     INVESTMENTS: The market value of investments in the sub-accounts is based on the closing net asset values of the fund shares held at the end of the year. Investment transactions are accounted for on the trade date (date the order to purchase or redeem is executed) and dividend income and capital gain distributions are reinvested on the ex-dividend date. Net realized gains and losses on redemptions of shares of the funds are determined on the basis of specific identification of fund share costs.

     FEDERAL INCOME TAXES: The operations of the Separate Account I are included in the federal income tax return of ReliaStar Life of New York, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, ReliaStar Life of New York does not expect to incur federal income taxes on the earnings of the Separate Account I to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. ReliaStar Life of New York will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     USE OF ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

3.   CHARGES AND TRANSFERS:
     Certain charges are made by ReliaStar Life of New York to policy owners' Variable Accumulation Values in Separate Account I in accordance with the terms of the policies. These charges are set forth in the policies and may include: cost of insurance charges; a monthly expense charge; death benefit guarantee charge; optional insurance benefit charges; surrender charges net of any sales charge refunds.

     Transfers to (from) ReliaStar Life of New York relate to gains and losses resulting from actual mortality experience, the full responsibility for which is assumed by ReliaStar Life of New York, policyholder transfers between the general account and the sub-accounts and other policyholder activity including contract deposit and withdrawals. Unsettled transactions as of the reporting date appear on a net basis in the line Payable to
     (from) ReliaStar Life Insurance Company of New York.

4.   PURCHASES AND SALES OF INVESTMENTS:
     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows (in thousands):

                                                                     COST OF      PROCEEDS
    FUND                                                            PURCHASES    FROM SALES
    ----                                                            ---------    ----------
    The Alger American Fund:
      Alger American Growth Portfolio...........................    $    734      $    188
      Alger American Leveraged AllCap Portfolio.................          72            21
      Alger American MidCap Growth Portfolio....................         494           216
      Alger American Small Capitalization Portfolio.............         119            36
    AIM Variable Insurance Funds:
      AIM VI Dent Demographic Trends Fund.......................          18             1
    Fidelity's Variable Insurance Products Fund (VIP):
      VIP Equity-Income Portfolio -- IC Shares..................         199            46
      VIP Growth Portfolio -- IC Shares.........................         250            97
      VIP High Income Portfolio -- IC Shares....................         110            78
      VIP Money Market Portfolio -- IC Shares...................       2,057         1,002

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

4.   PURCHASES AND SALES OF INVESTMENTS, CONTINUED:


                                                                     COST OF      PROCEEDS
    FUND                                                            PURCHASES    FROM SALES
    ----                                                            ---------    ----------
    Fidelity's Variable Insurance Products Fund II (VIP II):
      VIP II Contrafund Portfolio -- IC Shares..................         411            66
      VIP II Index 500 Portfolio -- IC Shares...................       2,645         1,180
      VIP II Investment Grade Bond Portfolio -- IC Shares.......       1,005           520
    Golden American Trust:
      GCG Trust Fully Managed...................................          28            15
      GCG Trust Mid-Cap Growth Series...........................          --            --
    Janus Aspen Series:
      Aggressive Growth Portfolio...............................         451           143
      Growth Portfolio..........................................         409           100
      International Growth Portfolio............................         108            15
      Worldwide Growth Portfolio................................         398           122
    Neuberger Berman Advisers Management Trust:
      AMT Limited Maturity Bond Portfolio.......................         106            51
      AMT Partners Portfolio....................................         100            25
      AMT Socially Responsive Portfolio.........................          16            15
    Pilgrim Variable Products Trust:
      Pilgrim VP Growth Opportunities Portfolio.................          27             5
      Pilgrim VP Growth + Value Portfolio.......................         339            61
      Pilgrim VP High Yield Bond Portfolio......................          44            19
      Pilgrim VP International Value Portfolio..................         130            78
      Pilgrim VP MagnaCap Portfolio.............................          15             1
      Pilgrim VP MidCap Opportunities Portfolio.................          23            19
      Pilgrim VP Research Enhanced Index Portfolio..............           2            --
      Pilgrim VP SmallCap Opportunities Portfolio...............         285            59
    OCC Accumulation Trust:
      Equity Portfolio..........................................          69            23
      Global Equity Portfolio...................................          20             7
      Managed Portfolio.........................................          33             7
      Small Cap Portfolio.......................................         253           198
    Putnam Variable Trust:
      Putnam VT Diversified Income Fund -- Class IA Shares......           2             1
      Putnam VT Growth and Income Fund -- Class IA Shares.......         167            45
      Putnam VT New Opportunities Fund -- Class IA Shares.......         149            46
      Putnam VT Small Cap Value Fund -- Class IA Shares.........           9            --
      Putnam VT Voyager Fund -- Class IA Shares.................         613           100

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   CHANGES IN UNITS OUTSTANDING
     The changes in units outstanding for the years ended December 31, 2001 and 2000 were as follows:

                                                           2001                                     2000
                                          --------------------------------------   --------------------------------------
                                            UNITS        UNITS      NET INCREASE     UNITS        UNITS      NET INCREASE
                                            ISSUED      REDEEMED     (DECREASE)      ISSUED      REDEEMED     (DECREASE)
                                          ----------   ----------   ------------   ----------   ----------   ------------
The Alger American Fund:
  Alger American Growth Portfolio.......      72,001       46,031       25,970         43,266       10,045       33,221
  Alger American Leveraged AllCap
    Portfolio...........................      26,888       19,541        7,347          3,300          157        3,143
  Alger American MidCap Growth
    Portfolio...........................      50,393       41,792        8,601          8,627        1,092        7,535
  Alger American Small Capitalization
    Portfolio...........................      27,082       18,307        8,775         17,470        2,214       15,256
AIM Variable Insurance Funds:
  AIM VI Dent Demographic Trends Fund...       3,006          515        2,491          2,071          910        1,161
Fidelity's Variable Insurance Products
  Fund (VIP):
  VIP Equity-Income Portfolio -- IC
    Shares..............................      79,392       74,607        4,785          5,269        2,511        2,758
  VIP Growth Portfolio -- IC Shares.....      37,268       32,743        4,525          7,231        3,270        3,961
  VIP High Income Portfolio -- IC
    Shares..............................      11,358        9,690        1,668          1,555          416        1,139
  VIP Money Market Portfolio -- IC
    Shares..............................     215,660      147,227       68,433         47,631       57,788      (10,157)
Fidelity's Variable Insurance Products
  Fund II (VIP II):
  VIP II Contrafund Portfolio -- IC
    Shares..............................      25,598       13,466       12,132          9,676        6,032        3,644
  VIP II Index 500 Portfolio -- IC
    Shares..............................     144,366       95,711       48,655         23,801        6,959       16,842
  VIP II Investment Grade Bond
    Portfolio -- IC Shares..............     107,527       76,989       30,538          4,357        1,052        3,305
Golden American Trust
  GCG Trust Fully Managed...............      18,466       17,229        1,237             --           --           --
  GCG Trust Mid-Cap Growth Series.......          --           --           --             --           --           --
Janus Aspen Series:
  Aggressive Growth Portfolio...........      65,919       46,699       19,220         31,528        3,942       27,586
  Growth Portfolio......................      63,444       41,396       22,048         27,581        5,536       22,045
  International Growth Portfolio........      44,581       38,298        6,283          8,195          783        7,412
  Worldwide Growth Portfolio............      59,095       40,734       18,361         29,640        8,097       21,543
Neuberger Berman Advisers Management
  Trust:
  AMT Limited Maturity Bond Portfolio...      51,954       47,640        4,314            728        1,012         (284)
  AMT Partners Portfolio................      26,720       21,345        5,375          7,081        3,742        3,339
  AMT Socially Responsive Portfolio.....      17,496       17,459           37             12            3            9
Pilgrim Variable Products Trust:
  Pilgrim VP Growth Opportunities
    Portfolio...........................       4,426          738        3,688          1,825           57        1,768
  Pilgrim VP Growth + Value Portfolio...      70,405       53,168       17,237         17,259        2,340       14,919
  Pilgrim VP High Yield Bond
    Portfolio...........................      20,538       17,955        2,583            333          397          (64)
  Pilgrim VP International Value
    Portfolio...........................      29,603       27,070        2,533          3,810        2,613        1,197
  Pilgrim VP MagnaCap Portfolio.........       5,854        4,308        1,546             16            5           11
  Pilgrim VP MidCap Opportunities
    Portfolio...........................       3,045        2,355          690            827           27          800
  Pilgrim VP Research Enhanced Index
    Portfolio...........................       5,623        5,490          133             89           63           26
  Pilgrim VP SmallCap Opportunities
    Portfolio...........................      57,613       51,521        6,092          8,410          492        7,918

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.   CHANGES IN UNITS OUTSTANDING, CONTINUED


                                                           2001                                     2000
                                          --------------------------------------   --------------------------------------
                                            UNITS        UNITS      NET INCREASE     UNITS        UNITS      NET INCREASE
                                            ISSUED      REDEEMED     (DECREASE)      ISSUED      REDEEMED     (DECREASE)
                                          ----------   ----------   ------------   ----------   ----------   ------------
OCC Accumulation Trust:
  Equity Portfolio......................      49,198       45,810        3,388            748          282          466
  Global Equity Portfolio...............       1,640          707          933          1,250        1,008          242
  Managed Portfolio.....................       2,870          827        2,043          2,197        1,943          254
  Small Cap Portfolio...................      60,673       57,402        3,271          4,667        2,404        2,263
Putnam Variable Trust:
  Putnam VT Diversified Income Fund --
    Class IA Shares.....................          --          100         (100)            --          274         (274)
  Putnam VT Growth and Income Fund --
    Class IA Shares.....................      27,495       23,070        4,425          4,037        2,395        1,642
  Putnam VT New Opportunities Fund --
    Class IA Shares.....................       5,918        2,353        3,565          4,755        1,412        3,343
  Putnam VT Small Cap Value Fund --
    Class IA Shares.....................         857           11          846             --           --           --
  Putnam VT Voyager Fund --
    Class IA Shares.....................      41,868       30,955       10,913         12,158        4,804        7,354

6.   UNIT VALUES
     A summary of accumulation unit values, accumulation units outstanding and the expense ratios, excluding expenses of the underlying funds, investment income ratios and total returns for the period ended December 31, 2001, follows:

                                                                         NET ASSETS
                                                              ---------------------------------             INVESTMENT
                                                              UNIT VALUE   UNIT VALUE             EXPENSE     INCOME      TOTAL
                                                     UNITS       2000         2001      (000'S)    RATIO      RATIO      RETURN
                                                    -------   ----------   ----------   -------   -------   ----------   -------
ALGER AMERICAN GROWTH PORTFOLIO
  December 31 2001................................   82,395     $16.63       $14.67     $1,209     0.00%       0.34%     -11.81%
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  December 31 2001................................   10,490       8.00         6.35         67     0.00%       0.00%     -20.66%
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  December 31 2001................................   19,704      18.43        17.23        339     0.00%       0.00%      -6.52%
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  December 31 2001................................   31,124      12.15         8.56        267     0.00%       0.07%     -29.51%
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
  December 31 2001................................    3,652       8.00         5.36         20     0.00%       0.00%     -32.94%
FIDELITY'S VIP EQUITY-INCOME PORTFOLIO -- IC SHARES
  December 31 2001................................   23,517      27.13        25.78        606     0.00%       2.24%      -4.96%
FIDELITY'S VIP GROWTH PORTFOLIO -- IC SHARES
  December 31 2001................................   16,097      32.70        26.93        433     0.00%       0.10%     -26.82%
FIDELITY'S VIP HIGH INCOME PORTFOLIO -- IC SHARES
  December 31 2001................................    5,721      12.67        15.08         64     0.00%      14.43%      18.96%
FIDELITY'S VIP MONEY MARKET PORTFOLIO -- IC SHARES
  December 31 2001................................  104,515      14.47        15.08      1,576     0.00%       4.66%       4.19%
FIDELITY'S VIP II CONTRAFUND PORTFOLIO -- IC SHARES
  December 31 2001................................   33,046      27.74        24.34        804     0.00%       1.15%     -12.24%
FIDELITY'S VIP II INDEX 500 PORTFOLIO -- IC SHARES
  December 31 2001................................   90,754      31.62        27.80      2,523     0.00%       1.05%     -12.10%

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

6.   UNIT VALUES, CONTINUED:

                                                                         NET ASSETS
                                                              ---------------------------------             INVESTMENT
                                                              UNIT VALUE   UNIT VALUE             EXPENSE     INCOME      TOTAL
                                                     UNITS       2000         2001      (000'S)    RATIO      RATIO      RETURN
                                                    -------   ----------   ----------   -------   -------   ----------   -------
FIDELITY'S VIP II INVESTMENT GRADE BOND PORTFOLIO --
  IC SHARES
  December 31 2001................................   37,469      15.19        16.48        618     0.00%       1.61%       8.46%
GOLDEN AMERICAN TRUST GCG TRUST FULLY MANAGED
  December 31 2001................................    1,237         --        10.19         13     0.00%      63.70%       1.89%
GOLDEN AMERICAN TRUST GCG TRUST MID-CAP GROWTH SERIES
  December 31 2001................................       --         --         7.82         --     0.00%       0.00%     -21.82%
JANUS ASPEN SERIES AGGRESSIVE GROWTH PORTFOLIO
  December 31 2001................................   58,438      22.61        13.69        800     0.00%       0.00%     -39.45%
JANUS ASPEN SERIES GROWTH PORTFOLIO
  December 31 2001................................   56,570      17.02        12.80        724     0.00%       0.11%     -24.82%
JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO
  December 31 2001................................   17,158      20.57        13.27        228     0.00%       1.64%     -35.47%
JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO
  December 31 2001................................   64,933      17.59        13.64        886     0.00%       0.79%     -22.44%
NEUBERGER BERMAN AMT LIMITED MATURITY BOND PORTFOLIO
  December 31 2001................................    5,477      11.60        12.62         69     0.00%       3.25%       8.78%
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
  December 31 2001................................   37,206     $11.63       $11.31     $  421     0.00%       0.53%      -2.83%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
  December 31 2001................................       49      10.58        10.20         --     0.00%       0.00%      -3.58%
PILGRIM VARIABLE TRUST GROWTH OPPORTUNITIES PORTFOLIO
  December 31 2001................................    5,456       8.94         5.49         30     0.00%       0.00%     -38.56%
PILGRIM VARIABLE TRUST GROWTH + VALUE PORTFOLIO
  December 31 2001................................   41,028      21.39        14.76        606     0.00%       0.00%     -30.99%
PILGRIM VARIABLE TRUST HIGH YIELD BOND PORTFOLIO
  December 31 2001................................    3,106       8.95         9.01         28     0.00%      15.33%       0.69%
PILGRIM VARIABLE TRUST INTERNATIONAL VALUE PORTFOLIO
  December 31 2001................................    7,748      18.35        16.21        126     0.00%       2.25%     -11.67%
PILGRIM VARIABLE TRUST MAGNACAP PORTFOLIO
  December 31 2001................................    1,557      10.16         9.10         14     0.00%       2.20%     -10.44%
PILGRIM VARIABLE TRUST MIDCAP OPPORTUNITIES PORTFOLIO
  December 31 2001................................    1,490       9.06         6.08          9     0.00%       0.02%     -32.92%
PILGRIM VARIABLE TRUST RESEARCH ENHANCED INDEX
  PORTFOLIO
  December 31 2001................................      437      13.52        11.87          5     0.00%       0.94%     -12.23%
PILGRIM VARIABLE TRUST SMALLCAP OPPORTUNITIES
  PORTFOLIO
  December 31 2001................................   17,940      45.83        32.47        583     0.00%       0.00%     -29.15%
OCC ACCUMULATION TRUST EQUITY PORTFOLIO
  December 31 2001................................    4,521      13.56        12.61         57     0.00%       0.54%      -7.02%
OCC ACCUMULATION TRUST GLOBAL EQUITY PORTFOLIO
  December 31 2001................................    6,838      14.28        12.31         84     0.00%       0.00%     -13.82%
OCC ACCUMULATION TRUST MANAGED PORTFOLIO
  December 31 2001................................    4,831      12.56        11.94         58     0.00%       2.42%      -4.91%
OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO
  December 31 2001................................    9,099      13.20        14.30        130     0.00%       1.11%       8.33%

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        VARIABLE LIFE SEPARATE ACCOUNT I
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

6.   UNIT VALUES, CONTINUED:

                                                                         NET ASSETS
                                                              ---------------------------------             INVESTMENT
                                                              UNIT VALUE   UNIT VALUE             EXPENSE     INCOME      TOTAL
                                                     UNITS       2000         2001      (000'S)    RATIO      RATIO      RETURN
                                                    -------   ----------   ----------   -------   -------   ----------   -------
PUTNAM VT DIVERSIFIED INCOME FUND -- CLASS IA SHARES
  December 31 2001................................    1,755      13.35        13.86         24     0.00%      11.03%       3.82%
PUTNAM VT GROWTH AND INCOME FUND -- CLASS IA SHARES
  December 31 2001................................   17,079      26.26        24.64        421     0.00%       2.20%      -6.16%
PUTNAM VT NEW OPPORTUNITIES FUND -- CLASS IA SHARES
  December 31 2001................................    7,322      28.49        19.95        146     0.00%       0.00%     -29.99%
PUTNAM VT SMALL CAP VALUE FUND -- CLASS IA SHARES
  December 31 2001................................      846         --        11.01          9     0.00%       0.00%      10.07%
PUTNAM VT VOYAGER FUND -- CLASS IA SHARES
  December 31 2001................................   38,972      33.65        26.17      1,020     0.00%       0.16%     -22.24%

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
ReliaStar Life Insurance Company of New York

We have audited the accompanying statements of assets and liabilities of the ReliaStar Life Insurance Company of New York Variable Life Separate Account I sub-accounts (Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio, Alger American Small Capitalization Portfolio, AIM VI Dent Demographic Trends Fund, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Money Market Portfolio, VIP II Contrafund Portfolio, VIP II Index 500 Portfolio, VIP II Investment Grade Bond Portfolio, GCG Trust Fully Managed, GCG Trust Mid-Cap Growth Series, Aggressive Growth Portfolio, Growth Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, AMT Limited Maturity Bond Portfolio, AMT Partners Portfolio, AMT Socially Responsive Portfolio, Pilgrim VP Growth Opportunities Portfolio, Pilgrim VP Growth + Value Portfolio, Pilgrim VP High Yield Bond Portfolio, Pilgrim VP International Value Portfolio, Pilgrim VP MagnaCap Portfolio, Pilgrim VP MidCap Opportunities Portfolio, Pilgrim VP Research Enhanced Index Portfolio, Pilgrim VP SmallCap Opportunities Portfolio, Equity Portfolio, Global Equity Portfolio, Managed Portfolio, Small Cap Portfolio, Putnam VT Diversified Income Fund, Putnam VT Growth and Income Fund, Putnam VT New Opportunities Fund, Putnam VT Small Cap Value Fund, and Putnam VT Voyager Fund) as of December 31, 2001 and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of ReliaStar Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of operations and changes in net assets for the year ended December 31, 1999, were audited by other auditors whose report dated February 18, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting the ReliaStar Life Insurance Company of New York Separate Account I as of December 31, 2001, and the results of their operations and changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Minneapolis, Minnesota
February 15, 2002

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
ReliaStar Life Insurance Company of New York

     We have audited the accompanying statements of operations and changes in net assets of ReliaStar Life Insurance Company of New York Variable Life Separate Account I (including the sub-accounts that comprise the Account) for the year ended December 31, 1999. These financial statements are the responsibility of the management of ReliaStar Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and changes in net assets of the respective sub-accounts constituting the ReliaStar Life Insurance Company of New York Variable Life Separate Account I for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ DELOITTE & TOUCHE LLP
Minneapolis, Minnesota
February 18, 2000

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                     INDEX

                                                                PAGE
                                                                ----
Reports of Independent Auditors.............................    F-2
Financial Statements
  Balance Sheets............................................    F-4
  Statements of Income......................................    F-5
  Statements of Shareholder's Equity........................    F-6
  Statements of Cash Flows..................................    F-7
  Notes to the Financial Statements.........................    F-8

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholder
ReliaStar Life Insurance Company of New York
(A Wholly Owned Subsidiary of Security-Connecticut Life Insurance Company) Woodbury, New York

We have audited the balance sheets of ReliaStar Life Insurance Company of New York as of December 31, 2001 and 2000 ("Successor Company"), and the related statements of income, shareholder's equity, and cash flows for the year ended December 31, 2001 and for the period from September 1, 2000 to December 31, 2000 ("Successor Company"), and for the period from January 1, 2000 to August 31, 2000 ("Preacquisition Company"). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of income, shareholder's equity, and cash flows for the year ended December 31, 1999 of ReliaStar Life Insurance Company of New York ("Preacquisition Company"), were audited by other auditors whose report dated February 1, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the Successor Company's financial statements referred to above present fairly, in all material respects, the financial position of ReliaStar Life Insurance Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flows for the year ended December 31, 2001 and for the period from September 1, 2000 to December 31, 2000, in conformity with accounting principles generally accepted in the United States. Further, in our opinion, the Preacquisition Company's financial statements referred to above present fairly, in all material respects, the results of ReliaStar Life Insurance Company of New York's operations and cash flows for the period from January 1, 2000 to August 31, 2000, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, effective September 1, 2000, ING America Insurance Holdings Inc. acquired all of the outstanding stock of ReliaStar Financial Corp., ReliaStar Life Insurance Company of New York's indirect parent and sole shareholder in a business combination accounted for as a purchase. As a result of the acquisition, the financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.
                                          /s/ Ernst & Young LLP
Atlanta, Georgia
March 22, 2002

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholder
ReliaStar Life Insurance Company of New York
(a wholly owned subsidiary of Security-Connecticut Life Insurance Company) Woodbury, New York

     We have audited the accompanying statements of income, shareholder's equity and comprehensive income, and cash flows of ReliaStar Life Insurance Company of New York (the Company) for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of ReliaStar Life Insurance Company of New York for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ DELOITTE & TOUCHE LLP
Minneapolis, Minnesota
February 1, 2000

BALANCE SHEETS
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF SECURITY-CONNECTICUT LIFE INSURANCE COMPANY)

DECEMBER 31 (IN MILLIONS)                                         2001        2000
------------------------------------------------------------------------------------
ASSETS
Fixed Maturity Securities (Amortized Cost: 2001, $1,455.4;
  2000, $1,426.2)                                               $1,500.1    $1,455.1
Equity Securities (Cost: 2001, $3.6, $; 2000, $4.5)                  3.5         4.5
Mortgage Loans on Real Estate                                      265.5       246.2
Real Estate                                                          0.3         0.4
Policy Loans                                                        85.0        84.4
Other Invested Assets                                                6.5         6.6
Short-Term Investments                                              20.5        18.4
------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                1,881.4     1,815.6
Cash (Overdraft)                                                   (17.5)       (2.1)
Accounts and Notes Receivable                                        7.7         2.8
Reinsurance Receivable                                              51.6        48.7
Deferred Policy Acquisition Costs (DPAC)                            26.0         8.8
Present Value of Future Profits (PVFP)                              64.7        93.8
Receivable from Related Parties                                     47.1          --
Other Assets                                                         3.5          --
Accrued Investment Income                                           21.9        26.4
Goodwill (Accumulated Amortization: 2001 $31.3; 2000 $7.5)         864.9       888.7
Income Taxes                                                        46.7        43.3
Assets Held in Separate Accounts                                   489.9       609.7
------------------------------------------------------------------------------------
TOTAL ASSETS                                                    $3,487.9    $3,535.7
------------------------------------------------------------------------------------
LIABILITIES
Future Policy and Contract Benefits                             $1,550.5    $1,571.1
Pending Policy Claims                                               40.7        32.9
Other Policyholder Funds                                            18.2        18.4
Payables to Related Parties                                           --        11.3
Borrowed Money                                                      90.5          --
Other Liabilities                                                   87.9        87.0
Liabilities Related to Separate Accounts                           487.4       607.2
------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                2,275.2     2,327.9
------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDER'S EQUITY
Common Stock (Shares Issued: 1.4)                                    2.8         2.8
Additional Paid-In Capital                                       1,194.6     1,194.6
Retained Earnings                                                    8.8         1.0
Accumulated Other Comprehensive Income                               6.5         9.4
------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY                                       1,212.7     1,207.8
------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                      $3,487.9    $3,535.7
------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF INCOME
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF SECURITY-CONNECTICUT LIFE INSURANCE COMPANY)

                                               POST ACQUISITION                        PRE-ACQUISITION
                                     -------------------------------------   -----------------------------------
                                       FOR THE YEAR      SEPTEMBER 1, 2000   JANUARY 1, 2000     FOR THE YEAR
                                           ENDED                TO                 TO                ENDED
(IN MILLIONS)                        DECEMBER 31, 2001   DECEMBER 31, 2000   AUGUST 31, 2000   DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                  $ 60.2              $ 19.8             $ 28.1             $ 42.8
Net Investment Income                      142.3                48.3               97.7              149.7
Net Realized Investment Gains
  (Losses)                                  10.6                 0.5                1.3               (0.3)
Policy and Contract Charges                 90.4                31.8               63.3              100.7
Other Income                                 7.6                 1.7                5.9                3.8
----------------------------------------------------------------------------------------------------------------
TOTAL                                      311.1               102.1              196.3              296.7
----------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Benefits to Policyholders                  156.8                58.6              100.4              156.2
Sales and Operating Expenses                74.1                18.5               38.2               47.7
Amortization of Deferred Policy
  Acquisition Costs and Present
     Value of Future Profits                26.5                10.1               21.5               30.1
Dividends and Experience Refunds to
  Policyholders                              1.8                  .5                1.4                 .9
----------------------------------------------------------------------------------------------------------------
TOTAL                                      259.2                87.7              161.5              234.9
----------------------------------------------------------------------------------------------------------------
Income Before Income Taxes                  51.9                14.4               34.8               61.8
Income Tax Expense                          26.1                 7.4               12.0               22.0
----------------------------------------------------------------------------------------------------------------
NET INCOME                                $ 25.8              $  7.0             $ 22.8             $ 39.8
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF SHAREHOLDER'S EQUITY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                                                                  ACCUMULATED
                                                                                     OTHER           TOTAL
                                          COMMON   ADDITIONAL PAID-   RETAINED   COMPREHENSIVE   SHAREHOLDER'S
(IN MILLIONS)                             STOCK       IN CAPITAL      EARNINGS   INCOME (LOSS)      EQUITY
--------------------------------------------------------------------------------------------------------------
Balance at January 1, 1999                $ 2.8        $  235.2       $ 181.2       $ 42.1         $  461.3
Dividends to shareholders                                                (8.0)                         (8.0)
Comprehensive income:
  Net income                                                             39.8                          39.8
     Change in net unrealized investment
       gains (losses), net of income
       taxes of $(34.0)                                                              (63.3)           (63.3)
     Effect on DPAC and PVFP of
       unrealized gains on fixed
       maturities, net of income taxes
       of $7.0                                                                        13.1             13.1
     Other, net of income taxes of $(.7)                                              (1.3)            (1.3)
--------------------------------------------------------------------------------------------------------------
Total Comprehensive Loss                                                                              (11.7)
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 1999                2.8           235.2         213.0         (9.4)           441.6
Dividends to shareholders                                                (6.0)                         (6.0)
Comprehensive income:
  Net income                                                             22.8                          22.8
     Change in net unrealized investment
       gains (losses), net of income
       taxes of $(1.3)                                                                (2.4)            (2.4)
     Effect on DPAC and PVFP of
       unrealized gains on fixed
       maturities, net of income taxes
       of $.7                                                                          1.4              1.4
--------------------------------------------------------------------------------------------------------------
Total Comprehensive Income                                                                             21.8
--------------------------------------------------------------------------------------------------------------
Balance at August 31, 2000                  2.8           235.2         229.8        (10.4)           457.4
Purchase accounting adjustment                            959.4        (229.8)        10.4            740.0
Dividends to shareholders                                                (6.0)                         (6.0)
Comprehensive income:
  Net income                                                              7.0                           7.0
     Change in net unrealized investment
       gains (losses), net of income
       taxes of $10.1                                                                 18.9             18.9
     Effect on DPAC and VPIF of
       unrealized gains on fixed
       maturities, net of income taxes
       of $(5.1)                                                                      (9.5)            (9.5)
--------------------------------------------------------------------------------------------------------------
Total Comprehensive Income                                                                             16.4
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000              $ 2.8        $1,194.6       $   1.0       $  9.4         $1,207.8
Dividends to shareholders                                               (18.0)                        (18.0)
Comprehensive Income:
  Net Income                                                             25.8                          25.8
     Change in net unrealized investment
       gains (losses), net of income
       taxes of $5.1                                                                   9.7              9.7
     Effect on DPAC and PVFP of
       unrealized gains on fixed
       maturities, net of income taxes
       of $(6.8)                                                                     (12.6)           (12.6)
--------------------------------------------------------------------------------------------------------------
Total Comprehensive Income                                                                             22.9
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001              $ 2.8        $1,194.6       $   8.8       $  6.5         $1,212.7
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF SECURITY-CONNECTICUT LIFE INSURANCE COMPANY)

                                                         POST ACQUISITION                  PRE-ACQUISITION
                                                 --------------------------------   ------------------------------
                                                  YEAR ENDED    SEPTEMBER 1, 2000   JANUARY 1, 2000    YEAR ENDED
                                                 DECEMBER 31,          TO                 TO          DECEMBER 31,
(IN MILLIONS)                                        2001       DECEMBER 31, 2000   AUGUST 31, 2000       1999
------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net Income                                        $    25.8          $   7.0            $  22.8         $  39.8
Adjustments to Reconcile Net Income to Net Cash
  (Used in) Provided by Operating Activities:
Interest Credited to Insurance Contracts               43.0             21.1               44.5            70.0
Future Policy Benefits                                (77.9)           (35.9)             (81.5)         (117.8)
Capitalization of Policy Acquisition Costs and
  Present Value of Future Profits                     (34.1)           (14.8)             (18.5)          (29.2)
Amortization of Deferred Policy
  Acquisition Costs and Present Value of Future
    Profits                                            26.5             10.1               21.5            30.1
Income Taxes                                            2.4             12.8               (2.4)            3.4
Net Change in Receivables and Payables                 28.9             12.5               24.1            12.2
Other Assets                                           (3.5)              --                1.1             8.5
Realized Investment (Gains) Losses, Net               (10.6)            (0.5)              (1.3)             .3
Amounts Due to Related Parties                        (58.4)            (4.0)              12.7             2.0
Other                                                  (4.8)            (6.1)               9.3            (4.4)
------------------------------------------------------------------------------------------------------------------
Net Cash (Used in) Provided by Operating
  Activities                                          (62.7)             2.2               32.3            14.9
------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
Proceeds from Sales of Fixed Maturity
  Securities                                        1,277.5             74.7              113.7           137.8
Proceeds from Maturities or Repayment of Fixed
  Maturity Securities                                  77.0            154.5               69.4           188.7
Cost of Fixed Maturity Securities Acquired         (1,371.2)          (251.6)            (169.4)         (311.0)
Sales (Purchases) of Equity Securities, Net             1.0               --                 --              --
Proceeds of Mortgage Loans Sold, Matured or
  Repaid                                               10.2             52.0               19.2            43.2
Cost of Mortgage Loans Acquired                       (29.5)            (1.4)                --           (72.6)
Sales (Purchases) of Real Estate, Net                   0.1              0.2                 --             2.8
Policy Loans Issued, Net                               (0.6)            (0.6)                --            (2.2)
Sales (Purchases) of Other Invested Assets, Net        (1.9)             3.8               (1.4)            2.7
Sales (Purchases) of Short-Term Investments,
  Net                                                  (2.1)           (13.0)               3.8            21.5
------------------------------------------------------------------------------------------------------------------
Net Cash (Used in) Provided by Investing
  Activities                                          (39.5)            18.6               35.3            10.9
------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Deposits to Insurance Contracts                       145.2             49.2               88.8           146.9
Maturities and Withdrawals from Insurance
  Contracts                                          (130.9)           (60.9)            (156.5)         (163.8)
Increase in Borrowed Money                             90.5               --                 --              --
Dividends to Shareholder                              (18.0)            (6.0)              (6.0)           (8.0)
------------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used in) Financing
  Activities                                           86.8            (17.7)             (73.7)          (24.9)
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash                           (15.4)             3.1               (6.1)             .9
Cash (overdraft) at Beginning of Period                (2.1)            (5.2)                .9              --
------------------------------------------------------------------------------------------------------------------
Cash (overdraft) at End of Period                 $   (17.5)         $  (2.1)           $  (5.2)        $    .9
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
(A WHOLLY OWNED SUBSIDIARY OF SECURITY-CONNECTICUT LIFE INSURANCE COMPANY)

NOTE 1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS
ReliaStar Life Insurance Company of New York (the Company) is principally engaged in the business of providing life insurance and related financial services products. The Company provides and distributes individual life insurance and annuities; employee benefit products and services; retirement plans and life and health reinsurance. The Company operates primarily in the United States and is authorized to conduct business in all 50 states.

BASIS OF PRESENTATION
The accompanying financial statements have been prepared on the basis of accounting principals generally accepted in the United States.

At December 31, 2001 all outstanding shares of the Company are owned by Security-Connecticut Life Insurance Company (Security-Connecticut), a Minnesota domiciled insurance company. Security-Connecticut is a wholly owned subsidiary of ReliaStar Life Insurance Company (ReliaStar Life), a Minnesota domiciled insurance company. ReliaStar Life is a wholly owned subsidiary of ReliaStar Financial Corp. (ReliaStar), a holding and management company domiciled in Delaware. ING America Insurance Holdings Inc. (ING AIH) wholly owns ReliaStar. ReliaStar's ultimate parent is ING Groep, N.V. (ING), a global financial services company based in Amsterdam, Netherlands. ING acquired ReliaStar on September 1, 2000. Prior to September 1, 2000, ReliaStar was a publicly held company.

INVESTMENTS
Fixed maturity securities (bonds and redeemable preferred stocks) are classified as available-for-sale and are carried at fair value.

Equity securities (common stocks) are classified as available for sale and are carried at fair value.

Mortgage loans on real estate are carried at amortized cost less an impairment allowance for estimated uncollectible amounts.

Real Estate acquired through foreclosure is carried at the lower of fair value less estimated costs to sell or cost.

Policy loans are reported at unpaid principal balances.

Other invested assets accounted for by the equity method primarily include investments in, and advances to, various joint ventures and partnerships in which the Company has less than a controlling interest. Short-term investments are carried at amortized cost, which approximates fair value.

Unrealized investment gains and losses on equity securities and fixed maturity securities, net of related deferred policy acquisition costs (DPAC), present value of future profits (PVFP) and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income (loss) component of shareholder's equity.

Realized investment gains and losses enter into the determination of net income. Realized investment gains and losses on sales of securities are determined on the specific identification method. Write-offs of investments that decline in value below cost on other than a temporary basis and the change in the allowance for mortgage loans and wholly owned real estate are included with realized investment gains and losses in the Statements of Income.

The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company periodically reviews all invested assets (including marketable bonds, private placements, mortgage loans and real estate investments) to identify investments where the Company has credit concerns. Investments with credit concerns include those the Company has identified as problem investments, which are issues delinquent in a required payment of principal or interest, issues in bankruptcy or foreclosure and restructured or foreclosed assets. The Company also identifies investments as potential problem investments, which are investments where the Company has serious doubts as to the ability of the borrowers to comply with the present loan repayment terms.

INTEREST RATE SWAP AGREEMENTS
Interest rate swap agreements are used as hedges for asset/liability management of adjustable rate and short-term invested assets. The Company does not enter into any interest rate swap agreements for trading purposes. The interest rate swap transactions involve the exchange of fixed and floating rate interest payments without the exchange of underlying principal amounts and do not contain other optional provisions. The Company utilizes the settlement method of accounting for its interest rate swap agreements whereby the difference between amounts paid and amounts received or accrued on interest rate swap agreements is reflected in net investment income.

The characteristics (notional amount, maturity and payment dates) of the interest rate swap agreements are similar to the characteristics of the designated hedged assets. Interest rate swaps are carried at fair value, and changes in fair value are recorded as a direct increase or decrease in the accumulated other comprehensive income component of shareholder's equity. In the event an interest rate swap agreement would cease to qualify for hedge accounting, changes in fair value of the affected swap would be recorded as income or expense. The interest rate swaps terminated in 2001.

DEFERRED POLICY ACQUISITION COSTS (DPAC)
Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy issuance and underwriting and certain variable agency expenses.

Costs deferred related to traditional life insurance products are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

Costs deferred related to universal life-type policies and investment contracts are amortized over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment, surrender and expense margins. This amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. DPAC are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to other comprehensive income in shareholder's equity.

Periodically, modifications may be made to deferred annuity contract features, such as shortening the surrender charge period or waiving the surrender charge, changing the mortality and expense fees, etc. Unamortized DPAC associated with these modified contracts are not written off, but rather, continue to be associated with the original block of business to which these costs were previously recorded. Such new costs are amortized based on revised estimates of expected gross profits based upon the contract after the modification.

PRESENT VALUE OF FUTURE PROFITS (PVFP)
PVFP reflects the estimated fair value of acquired insurance business in force and represents the portion of the acquisition cost that was allocated to the value of future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net cash flows from the acquired insurance contracts. PVFP is amortized over the lives of the acquired insurance business in force in a manner consistent with amortization of DPAC. This amortization is adjusted retrospectively when estimates of current or future profits to be realized from a group of products are revised. PVFP is adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized.

An analysis of the PVFP asset account is presented below:

                                               DECEMBER 31,   DECEMBER 31,   AUGUST 31,   DECEMBER 31,
(IN MILLIONS)                                      2001           2000          2000          1999
------------------------------------------------------------------------------------------------------
Balance, Beginning of Period                      $ 93.8         $ 74.5        $ 79.4        $ 68.2
Purchase Accounting Adjustment                        --           37.9            --            --
Acquisition                                          8.6            2.2            .8            --
Amortization                                       (27.6)          (9.6)        (10.3)        (12.3)
Imputed Interest                                     4.4            2.1           3.5           5.3
Impact of Net Unrealized Investment (Gains)
  Losses                                           (14.5)         (13.3)          1.1          18.2
------------------------------------------------------------------------------------------------------
BALANCE, END OF PERIOD                            $ 64.7         $ 93.8        $ 74.5          79.4
------------------------------------------------------------------------------------------------------

Based on current conditions and assumptions as to future events on acquired policies in force, the Company expects that the net amortization of the December 31, 2001 PVFP balance will be between 12% and 18% in each of the years 2002 through 2006. The interest rates used to determine the amount of imputed interest on the unamortized PVFP balance ranged from 5% to 8% prior to September 1, 2000 and 5.5% after September 1, 2000.

GOODWILL
Goodwill is the excess of the amount paid to acquire a company over the fair value of the net assets acquired and is amortized on a straight-line basis over 40 years. The carrying value of goodwill is monitored for indicators of impairment of value. No events or circumstances were identified which warrant consideration of impairment or a revised estimate of useful lives.

An analysis of goodwill is presented below:

(IN MILLIONS)                                                  2001     2000    1999
-------------------------------------------------------------------------------------
Balance, Beginning of Year                                    $888.7   $ 33.7   $34.6
Amortization, Pre Acquisition                                     --      (.6)    (.9)
-------------------------------------------------------------------------------------
Balance at August 31, 2000                                        --     33.1      --
Purchase Accounting Adjustment                                    --    (33.1)     --
Purchase Accounting Adjustment                                    --    896.2      --
Goodwill Adjustment                                             (1.4)      --      --
Amortization, Post Acquisition                                 (22.4)    (7.5)     --
-------------------------------------------------------------------------------------
Balance at December 31, 2001                                  $864.9   $888.7   $33.7
-------------------------------------------------------------------------------------

PREMIUM REVENUE AND BENEFITS TO POLICYHOLDERS
Recognition of Traditional Life, Group and Annuity Premium Revenue and Benefits to Policyholders -- Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of term and whole life insurance policies and certain annuities with life contingencies (immediate annuities). Life insurance premiums and immediate annuity premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and PVFP.

Recognition of Universal Life-Type Contract Revenue and Benefits to Policyholders -- Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed to the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. Amounts received as deposits to such contracts are not reported as premium revenues.

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading and the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Recognition of Investment Contract Revenue and Benefits to
Policyholders -- Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are referred to as investment contracts. Retirement plan contracts and certain deferred annuities are considered investment contracts. Amounts received as deposits for such contracts are not reported as premium revenues.

Revenues for investment products consist of investment income and charges assessed against contract account values for policy administration. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

FUTURE POLICY AND CONTRACT BENEFITS
Liabilities for future policy and contract benefits for traditional life contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, withdrawals and dividends. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued or, for purchased contracts, at the date of acquisition. Liabilities for future policy and contract benefits on universal life-type and investment contracts are based on the policy account balance.

The liabilities for future policy and contract benefits for group disabled life reserves and long-term disability reserves are based upon interest rate assumptions and morbidity and termination rates from published tables, modified for Company experience.

PENDING POLICY CLAIMS
The liabilities for policy and contract claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December 31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company obligations for claims incurred but unpaid as of December 31.

SEPARATE ACCOUNTS
The Company operates separate accounts. The assets and liabilities of the separate accounts are primarily related to variable annuity, variable life and 401(k) contracts and represent policyholder-directed funds that are separately administered. The assets (primarily investments) and liabilities (primarily to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are carried at fair value. Revenues such as investment income, net realized and unrealized capital gains and losses and expenses on the separate account assets and liabilities are excluded from the amounts in the accompanying income statement except for charges for mortality risk and expenses, cost of insurance, contract administration and surrender charges. Revenue for these products is recognized when due.

GUARANTY FUND ASSESSMENTS
Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premiums collected in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state. The guaranty fund assessment liability at December 31, 2001 and 2000 was $.2 million and $1.1 million, respectively.

The assessments are expected to be paid over the next five or more years. The related premium tax credit offsets are $.1 million and $.1 million at December 31, 2001 and 2000, respectively. The premium tax credit offsets are expected to be realized over the next five years.

INCOME TAXES
The Company files a consolidated federal income tax return with ReliaStar Life, Northern Life Insurance Company and Security-Connecticut Life Insurance Company. The Company is allocated an amount approximating the tax the member would have incurred were it not a member of a consolidated group and shall receive benefit for the use of its tax saving attributes used in the consolidated return.

NEW ACCOUNTING STANDARDS

Accounting for Derivative Instruments and Hedging Activities
In June 1998, the FASB issued FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". In June 2000, the FASB provided further guidance related to accounting for derivative instruments and hedging activities when it issued FAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- An Amendment of FASB Statement No. 133". This standard, as amended, requires that all derivative instruments, including certain derivative instruments embedded in other contracts, be recorded on the balance sheet, as either an asset or liability measured at its fair value.

The change in a derivative's fair value is generally to be recognized in current period earnings. However, if certain conditions are met, a derivative may be specifically designated as a hedge of an exposure to changes in fair value, variability of cash flow, or certain foreign currency exposures. When designated as a hedge, the fair value should be recognized currently in earnings or other comprehensive income, depending on whether such designation is considered a fair value or as a cash flow hedge.

With respect to fair value hedges, the fair value of the derivative, as well as changes in the fair value of the hedged item, are reported in earnings. For cash flow hedges, changes in the derivative's fair value are reported in other comprehensive income and subsequently reclassified into earnings when the hedged item affects earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. As amended by FAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", this standard is effective for the Company's financial statements beginning January 1, 2001. Adoption of this standard did not have a significant effect on the financial results of the Company.

Recognition of Interest Income and Impairment on Purchased and Beneficial Interests in Securitized Financial Assets
Effective April 2001, the Company adopted Emerging Issues Task Force Issue "EITF" 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. EITF 99-20 states that interest income earned on retained or purchased beneficial interests in securitized financial assets should be recognized over the life of the investment based on an anticipated yield determined by periodically estimating cash flows. Interest income should be revised prospectively for changes in cash flows. Additionally, impairment should be recognized if the fair value of the beneficial interest has declined below its carrying amount and the decline is other than temporary. The impact of adoption was not significant to the Company's financial position or results of operations.

Business Combinations and Goodwill and Other Intangible Assets
In June 2001, the FASB issued FAS No. 141, "Business Combinations", and No. 142, "Goodwill and Other Intangible Assets" (collectively, the Statements). FAS No. 141, which supersedes APB Opinion No. 16, "Business Combinations", eliminates the pooling-of-interests method of accounting for business combinations except for qualifying business combinations that were initiated prior to July 1, 2001. FAS No. 141 also changes the criteria to recognize intangible assets apart from goodwill. The requirements of FAS No. 141 are effective for all business combinations completed after June 30, 2001.

Under FAS No. 142, which supersedes APB Opinion No. 17, "Intangible Assets", goodwill and indefinite lived intangible assets are no longer amortized but are reviewed annually, or more frequently if impairment indicators arise, for impairment. The amortization provisions of FAS No. 142 apply to goodwill and intangible assets acquired after June 30, 2001. With respect to goodwill and intangible assets acquired prior to July 1, 2001, the amortization provisions of FAS No. 142 are effective upon adoption of FAS No. 142. Because of the different transition dates for goodwill and intangible assets acquired on or before June 30, 2001 and those acquired after that date, pre-existing goodwill and intangibles will be amortized during this transition period until adoption, whereas new goodwill and indefinite lived intangible assets acquired after June 30, 2001 will not. FAS No. 142 is required to be adopted in fiscal years beginning after December 15, 2001.

The effect of implementing these Statements on the Company's financial statements has not yet been determined.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS
Certain prior year amounts have been reclassified to conform to current year presentation.

NOTE 2. MERGERS AND ACQUISITIONS

On September 1, 2000, ING America Insurance Holdings, Inc., an indirect wholly owned subsidiary of ING, acquired ReliaStar, of which the Company is part for approximately $6 billion. The purchase price was comprised of approximately $5.1 billion in cash and the assumption of $917 million of outstanding debt and other net liabilities.

For accounting purposes, the acquisition was accounted for using the purchase method. The application of the purchase method, including the recognition of goodwill, is being pushed down and reflected on the financial statements of ReliaStar's subsidiaries, including the Company. The Balance Sheet changes related to accounting for this acquisition were non-cash in nature and accordingly have been excluded from the pre-acquisition statement of cash flows.

The purchase price was allocated to assets and liabilities based on their respective fair values. This revaluation resulted in a net decrease to assets before allocation of goodwill. The net decrease to assets reflects the write off of DPAC of $166.1 million, which was the balance as of August 31, 2000, the establishment of PVFP of $112.4 million and a net increase of other assets of $5.0 million. Goodwill was established for the excess of the purchase price over the fair value of the net assets. Goodwill resulting from the transaction attributable to the Company was approximately $896.2 million and is being amortized over 40 years. PVFP resulting from the transaction is being amortized over the years that it is anticipated such profits will be received.

Unaudited pro forma income from continuing operations and net income of the Company for the period from January 1, 2000 to August 31, 2000 and for the year ended December 1999, assuming that the acquisition of the Company occurred at the beginning of each period, would have been approximately $8.5 and $18.3 million, respectively. The pro forma adjustments, which do not affect revenues, reflect primarily goodwill amortization.

NOTE 3. STATUTORY FINANCIAL INFORMATION AND ACCOUNTING PRACTICES

The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of The State of New York and the NAIC's Accounting Practices and Procedures Manual. The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual was effective January 1, 2001. The State of New York has adopted with modification, at least in part, the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual was reported as an increase to surplus as of January 1, 2001 of approximately $3,754,000.

Prior to 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations and a variety of other NAIC publications.

"Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not apply any permitted statutory practices.

The NAIC prescribes Risk-Based Capital requirements for life/health and property/casualty insurance companies. At December 31, 2001, the Company met RBC requirements.

The underlying statutory capital and surplus of the Company was $214.6 million and $222.1 at December 31, 2001 and 2000, respectively. Statutory net income was $11.0 million, $6.1 million and $30.9 million for the years ended December 31, 2001, 2000 and 1999, respectively.

NOTE 4. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures are made in accordance with the requirements of FAS No. 107, "Disclosures about Fair Value of Financial Instruments." FAS No. 107 requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument.

FAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to Management as of December 31, 2001 and 2000, respectively. Although Management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since those dates; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

FIXED MATURITY SECURITIES -- The fair values for the actively traded marketable bonds are determined based upon the quoted market prices. The fair values for marketable bonds without an active market are obtained through several commercial pricing services which provide the estimated fair values. Fair values of privately placed bonds which are not considered problems are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond. Fair values for privately placed bonds which are considered problems are determined through consideration of factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the borrower's ability to compete in their relevant market.

EQUITY SECURITIES -- Fair value of these securities are based upon quoted market value.

MORTGAGE LOANS ON REAL ESTATE -- The fair values for mortgage loans on real estate are estimated using discounted cash flow analyses and rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

CASH, SHORT-TERM INVESTMENTS AND POLICY LOANS -- The carrying amounts for these assets approximate the assets' fair values.

INTEREST RATE SWAP AGREEMENTS -- Are carried at fair value, and changes in fair value are recorded as a direct increase or decrease in the accumulated other comprehensive income component of shareholder's equity prior to 2001 and are reported as a direct increase or decrease to operating income during 2001 due to adoption of FAS No. 133. The fair values are obtained through several commercial pricing quotes.

OTHER FINANCIAL INSTRUMENTS REPORTED AS ASSETS -- The carrying amounts for these financial instruments (primarily premiums and other accounts receivable and accrued investment income) approximate those assets' fair values.

INVESTMENT CONTRACT LIABILITIES -- The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date, as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

The fair values for supplementary contracts without life contingencies and immediate annuities were estimated using discounted cash flow analyses. The discount rate was based upon treasury rates plus a pricing margin.

The carrying amounts reported for other investment contracts, which includes retirement plan deposits, approximate those liabilities' fair value.

CLAIM AND OTHER DEPOSIT FUNDS -- The carrying amounts for claim and other deposit funds approximate the liabilities' fair value.

OTHER FINANCIAL INSTRUMENTS REPORTED AS LIABILITIES -- The carrying amounts for other financial instruments (primarily normal payables of a short-term nature) approximate those liabilities' fair values.

The carrying amounts and estimated fair value of the Company's financial instruments were as follows:

                                                                  2001                    2000
                                                          --------------------    --------------------
                                                          CARRYING      FAIR      CARRYING      FAIR
DECEMBER 31 (IN MILLIONS)                                  AMOUNT      VALUE       AMOUNT      VALUE
------------------------------------------------------------------------------------------------------
FINANCIAL INSTRUMENTS RECORDED AS ASSETS
  Fixed Maturity Securities                               $1,500.1    $1,500.1    $1,455.1    $1,455.1
  Equity Securities                                            3.5         3.5         4.5         4.5
  Mortgage Loans on Real Estate                              265.5       280.2       246.2       251.8
  Policy Loans                                                85.0        85.0        84.4        84.4
  Cash and Short-Term Investments                              3.0         3.0        16.3        16.3

                                                                   2001                   2000
                                                            -------------------    -------------------
                                                            CARRYING     FAIR      CARRYING     FAIR
DECEMBER 31 (IN MILLIONS)                                    AMOUNT      VALUE      AMOUNT      VALUE
------------------------------------------------------------------------------------------------------
FINANCIAL INSTRUMENTS RECORDED AS LIABILITIES
  Investment Contracts
     Deferred Annuities                                     $(420.7)    $(417.5)   $(500.5)    $(518.5)
     Supplementary Contracts and Immediate Annuities          (21.8)      (22.7)     (28.0)      (28.6)
     Other Investment Contracts                               (11.6)      (11.6)      (8.1)       (8.1)
  Claim and Other Deposit Funds                                (4.9)       (4.9)      (6.6)       (6.6)
  Other Financial Instruments Recorded as Liabilities        (125.0)     (125.0)     (60.3)      (60.3)
------------------------------------------------------------------------------------------------------

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's holdings of a particular financial instrument. Because no market exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

NOTE 5. UNPAID ACCIDENT AND HEALTH CLAIMS

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

(IN MILLIONS)                                                   2001     2000     1999
---------------------------------------------------------------------------------------
Balance at January 1                                            $14.1    $15.8    $13.6
Less Reinsurance Recoverables                                    11.1     10.9      9.1
---------------------------------------------------------------------------------------
Net Balance at January 1                                          3.0      4.9      4.5
Incurred Related to:
  Current Year                                                     .6      1.0       .5
  Prior Years                                                      .5      (.8)      .7
---------------------------------------------------------------------------------------
Total Incurred                                                    1.1       .2      1.2
Paid Related to:
  Current Year                                                     .5       .4       .3
  Prior Years                                                     2.5      1.7       .5
---------------------------------------------------------------------------------------
Total Paid                                                        3.0      2.1       .8
---------------------------------------------------------------------------------------
Net Balance at December 31                                        1.1      3.0      4.9
Plus Reinsurance Recoverables                                    13.4     11.1     10.9
---------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                          $14.5    $14.1    $15.8
---------------------------------------------------------------------------------------

The liability for unpaid accident and health claims and claim adjustment expenses is included in Future Policy and Contract Benefits on the Balance Sheets.

NOTE 6. SHAREHOLDER'S EQUITY

SHARE DATA
The authorized capital stock of the Company consists of 1,377,863 common shares with a par value of $2.00 per share, all of which are issued and outstanding.

DIVIDEND RESTRICTIONS
The Company's ability to pay cash dividends to its parent is restricted by law or subject to approval of the insurance regulatory authorities of the State of New York. These authorities recognize only statutory accounting practices for determining the ability of an insurer to pay dividends to its shareholders.

Under New York insurance law regulating the payment of dividends by the Company, any such payment must be paid solely from the earned surplus of the Company and advance notice thereof must be provided to the Superintendent of the New York Department of Insurance (the Superintendent). Earned surplus means the earned surplus as determined in accordance with statutory accounting practices (unassigned funds), less the amount of such earned surplus which is attributable to unrealized capital gains. Further, without approval of the Superintendent, the Company may not pay in any calendar year any dividend which, when combined with other dividends paid within the preceding 12 months, exceeds the lesser of
(i) 10% of the Company's statutory surplus at the prior year end or (ii) 100% of the Company's statutory net investment income for the prior calendar year.

NOTE 7. INVESTMENTS

FIXED MATURITY SECURITIES
The amortized cost and fair value of investments in fixed maturity securities by type of investment were as follows:

                                                                          GROSS UNREALIZED
                                                             AMORTIZED    -----------------      FAIR
DECEMBER 31, 2001 (IN MILLIONS)                                COST       GAINS    (LOSSES)     VALUE
-------------------------------------------------------------------------------------------------------
United States Government and Government Agencies and
  Authorities                                                $    5.8     $  .1     $   --     $    5.9
States, Municipalities and Political Subdivisions                 4.3        .3         --          4.6
Foreign Governments                                                .1        --         --           .1
Public Utilities                                                 67.0       3.0        (.5)        69.5
Corporate Securities                                            786.0      37.5       (8.6)       814.9
Mortgage-Backed/Structured Finance                              591.0      20.5       (7.6)       603.9
Redeemable Preferred Stock                                        1.2        --         --          1.2
-------------------------------------------------------------------------------------------------------
TOTAL                                                        $1,455.4     $61.4     $(16.7)    $1,500.1
-------------------------------------------------------------------------------------------------------

                                                                          GROSS UNREALIZED
                                                             AMORTIZED    -----------------      FAIR
DECEMBER 31, 2000 (IN MILLIONS)                                COST       GAINS    (LOSSES)     VALUE
-------------------------------------------------------------------------------------------------------
United States Government and Government Agencies and
  Authorities                                                $   15.9     $  .5     $   --     $   16.4
States, Municipalities and Political Subdivisions                 3.1        .1         --          3.2
Foreign Governments                                               4.7        .2         --          4.9
Public Utilities                                                106.1       2.3       (0.6)       107.8
Corporate Securities                                            894.1      20.1       (5.8)       908.4
Mortgage-Backed/Structured Finance                              401.7      14.4       (2.1)       414.0
Redeemable Preferred Stock                                        0.6        --       (0.2)          .4
-------------------------------------------------------------------------------------------------------
TOTAL                                                        $1,426.2     $37.6     $ (8.7)    $1,455.1
-------------------------------------------------------------------------------------------------------

The amortized cost and fair value of fixed maturity securities by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                AMORTIZED      FAIR
DECEMBER 31, 2001 (IN MILLIONS)                                   COST        VALUE
-------------------------------------------------------------------------------------
Maturing in:
  One Year or Less                                              $   33.0     $   33.6
  One to Five Years                                                273.8        283.8
  Five to Ten Years                                                378.9        395.1
  Ten Years or Later                                               177.6        182.5
  Mortgage-Backed/Structured Finance/Redeemable Preferred
     Stock                                                         592.1        605.1
-------------------------------------------------------------------------------------
TOTAL                                                           $1,455.4     $1,500.1
-------------------------------------------------------------------------------------

At December 31, 2001 21% of the total portfolio was invested in private placement and 79% in marketable bonds. At December 31, 2001 the largest concentration in the private placement portfolio was corporate debt securities, where 81% of the portfolio was invested, and the largest concentration in the marketable bond portfolio was corporate debt securities where 41% of the portfolio was invested.

EQUITY SECURITIES
The cost and fair value of investments in equity securities were as follows:

DECEMBER 31(IN MILLIONS)                                        2001      2000
------------------------------------------------------------------------------
Cost                                                            $3.6      $4.5
Gross Unrealized Gains                                            --        --
Gross Unrealized Losses                                          (.1)       --
------------------------------------------------------------------------------
FAIR VALUE                                                      $3.5      $4.5
------------------------------------------------------------------------------

MORTGAGE LOANS ON REAL ESTATE
Investments in mortgage loans on real estate were as follows:

(IN MILLIONS)                                                    2001      2000
--------------------------------------------------------------------------------
Mortgage Loans, Non-Impaired                                    $261.1    $241.0
Mortgage Loans, Impaired                                           4.4       5.2
--------------------------------------------------------------------------------
                                                                 265.5     246.2
--------------------------------------------------------------------------------
Allowance for Credit Losses, Beginning of Year                              (1.2)
  Increases                                                         --       1.2
  Decreases                                                         --        --
--------------------------------------------------------------------------------
Allowances for Credit Losses, End of Year                           --        --
--------------------------------------------------------------------------------
TOTAL                                                           $265.5    $246.2
--------------------------------------------------------------------------------
Average Investment in Impaired Mortgage Loans on Real Estate    $  1.5    $  1.3
--------------------------------------------------------------------------------

The Company does not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful, rather income is recognized for these loans as payments are received. Interest income recognized on impaired mortgage loans during the years ended December 31, 2001, 2000 and 1999, was $.4, $.2 million, and $.2 million, respectively.

INVESTMENT INCOME
Investment income summarized by type of investment was as follows:

                                               POST ACQUISITION                         PRE-ACQUISITION
                                    --------------------------------------    ------------------------------------
                                                         SEPTEMBER 1, 2000    JANUARY 1, 2000
                                       YEAR ENDED               TO                  TO              YEAR ENDED
(IN MILLIONS)                       DECEMBER 31, 2001    DECEMBER 31, 2000    AUGUST 31, 2000    DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------
Fixed Maturity Securities                $116.2                $36.2               $78.6              $119.4
Equity Securities                            .1                   --                  .4                  .3
Mortgage Loans on Real Estate              21.4                  7.5                16.3                24.9
Real Estate                                  --                   --                  --                  .4
Policy Loans                                6.4                  2.0                 3.8                 5.7
Other Invested Assets                       1.2                   .7                  .3                  --
Short-Term Investments                      1.4                  1.5                  .1                 1.9
------------------------------------------------------------------------------------------------------------------
  Gross Investment Income                 146.7                 47.9                99.5               152.6
Investment Expenses                        (4.4)                  .4                (1.8)               (2.9)
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                    $142.3                $48.3               $97.7              $149.7
------------------------------------------------------------------------------------------------------------------

REALIZED INVESTMENT GAINS AND LOSSES
Net pretax realized investment gains (losses) were as follows:

                                              POST ACQUISITION                         PRE-ACQUISITION
                                   --------------------------------------    -----------------------------------
                                                        SEPTEMBER 1, 2000    JANUARY 1, 2000
                                      YEAR ENDED               TO                  TO             YEAR ENDED
(IN MILLIONS)                      DECEMBER 31, 2001    DECEMBER 31, 2000    AUGUST 31, 2000   DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------
Net Gains (Losses) on Sales
  Fixed Maturity Securities
     Gross Gains                         $19.2                $1.1                $2.6               $ 3.5
     Gross Losses                         (7.4)                (.6)               (1.3)               (1.4)
  Equities
     Gross Gains                            --                  --                  --                  --
     Gross Losses                         (0.3)                 --                  --                  --
  Other Invested Assets
     Gross Gains                            --                  --                  --                  --
     Gross Losses                         (0.9)                 --                  --                  --
Other                                       --                  --                  --                 2.8
----------------------------------------------------------------------------------------------------------------
Net Gains                                 10.6                 0.5                 1.3                 4.9
Provisions for Losses
  Fixed Maturity Securities                 --                  --                  --                (3.5)
  Real Estate                               --                  --                  --                (1.7)
----------------------------------------------------------------------------------------------------------------
Net Losses                                  --                  --                  --                (5.2)
----------------------------------------------------------------------------------------------------------------
PRETAX REALIZED INVESTMENT
  GAINS (LOSSES)                         $10.6                $0.5                $1.3               $(0.3)
----------------------------------------------------------------------------------------------------------------

OTHER INVESTMENT INFORMATION
Invested assets which were non-income producing (no income received for the 12 months preceding the balance sheet date) were as follows:

DECEMBER 31 (IN MILLIONS)                                       2001    2000
----------------------------------------------------------------------------
Fixed Maturity Securities                                       $.9     $ --
Real Estate                                                      --      0.4
----------------------------------------------------------------------------
TOTAL                                                           $.9     $0.4
----------------------------------------------------------------------------

NOTE 8. COMPREHENSIVE INCOME

The components of net unrealized investment gains (losses) included in the accumulated other comprehensive income (loss) component of shareholder's equity are shown below:

                                          POST ACQUISITION                        PRE-ACQUISITION
                                ---------------------------------------------------------------------------
                                   YEAR ENDED         PERIOD ENDED       PERIOD ENDED        YEAR ENDED
(IN MILLIONS)                   DECEMBER 31, 2001   DECEMBER 31, 2000   AUGUST 31, 2000   DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------
Unrealized Investment Gains
  (Losses)                           $ 43.7              $ 29.0             $(18.5)            $(14.8)
DPAC/PVFP Adjustment                  (33.8)              (14.6)               2.5                0.4
Deferred Income Taxes                  (3.4)               (5.0)               5.6                5.0
-----------------------------------------------------------------------------------------------------------
TOTAL                                $  6.5              $  9.4             $(10.4)            $ (9.4)
-----------------------------------------------------------------------------------------------------------

NOTE 9. CONCENTRATIONS OF CREDIT RISK

At December 31, 2001, the Company held below investment-grade bonds classified as available-for-sale with amortized cost of $142,944,000 and market values of $145,884,000. These holdings amounted to 9.7% of the Company's investments in bonds and 4.2% of total assets. The holdings of below investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 2001, the largest geographic concentration of commercial mortgage loans was in the Pacific region of the United States, where approximately 27.5% of the commercial mortgage loan portfolio was invested.

NOTE 10. RELATED PARTY TRANSACTIONS

The Company and its affiliates have entered into agreements whereby affiliates and the Company provide certain management, administrative, legal, and other services for each other. The net amounts billed to the Company were $18.6 million, $20.8 million and $25.3 million in 2001, 2000 and 1999 respectively. The net costs allocated to the Company under these agreements may not be indicative of costs the Company might incur if these services were not provided by the Company's affiliates.

ReliaStar Life, Security-Connecticut and Security Life reinsure certain life policies written by the Company. Premiums ceded under these agreements were $14.6 million, $16.1 million and $14.4 million for the years ended December 31, 2001, 2000 and 1999, respectively; and the net amount recoverable by the Company under these agreements was $2.1, and $2.1 million as of December 31, 2001 and 2000, respectively.

NOTE 11. FINANCING ARRANGEMENTS

In 2001, the Company participated in a reciprocal lending program with ING AIH. This program is structured to allow the company to make short term loans (1-7 days) to and from ING AIH. Interest on all loans made in 2001 was based on the cost of funds incurred by the lender plus .15%. In 2001, the maximum amount that the Company could have loaned or borrowed from ING AIH at any one time without getting prior approval from the New York Commissioner of Insurance was $94.4 million. The average borrowing in 2001 was $4,975,714 with an average interest rate of 2.71%.

During 2001, the Company began to use borrowed money as a financing tool in order to sell a pool of mortgage backed securities and then buy them back at a lower price then what they were "sold" at; thereby making a profit on the spread.

The Company has a $30 million revolving note facility with SunTrust Bank, Atlanta, which expires on May 31, 2002.

NOTE 12. REINSURANCE

The Company is a member of reinsurance associations established for the purpose of ceding the excess of life insurance over retention limits.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2001 and 2000. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies.

The Company's retention limit is $300,000 per insurable life for individual coverage. For group coverage and reinsurance assumed, the retention is $300,000 per life with per occurrence limitations, subject to certain maximums. Reinsurance premiums, commissions, and expense reimbursements related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risk assumed.

As of December 31, 2001, there was $34.2 billion of gross insurance in force; $10.7 billion of life insurance in force was ceded to other companies of which 57.7% (based on in force) was ceded to an unaffiliated reinsurer and 42.3% (based on in force) was ceded to affiliates. Net life insurance in force was $27.7 billion as of December 31, 2001. In addition, the Company had assumed $4.2 billion of life insurance in force as of December 31, 2001 which represents 15% of the net in force.

The effect of reinsurance on premiums and recoveries was as follows:

                                           POST-ACQUISITION                        PRE-ACQUISITION
                                 ---------------------------------------------------------------------------
                                                     SEPTEMBER 1, 2000   JANUARY 1, 2000
                                    YEAR ENDED              TO                 TO             YEAR ENDED
(IN MILLIONS)                    DECEMBER 31, 2001   DECEMBER 31, 2000   AUGUST 31, 2000   DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
Direct Premiums                       $ 87.3              $ 30.9             $ 54.5             $ 71.5
Reinsurance Assumed                      3.3                 1.3                1.6                2.4
Reinsurance Ceded                      (30.4)              (12.4)             (28.0)             (31.1)
------------------------------------------------------------------------------------------------------------
NET PREMIUMS                          $ 60.2              $ 19.8             $ 28.1             $ 42.8
------------------------------------------------------------------------------------------------------------
REINSURANCE RECOVERIES                $ 29.2              $  3.0             $ 15.4             $ 18.0
------------------------------------------------------------------------------------------------------------

NOTE 13. INCOME TAXES

The federal income tax asset (liability) reported on the Balance Sheets consisted of the following:

DECEMBER 31 (IN MILLIONS)                                     2001    2000
---------------------------------------------------------------------------
Current Income Taxes                                          $ 0.2   $(4.0)
Deferred Income Taxes                                          46.5    47.3
---------------------------------------------------------------------------
TOTAL                                                         $46.7   $43.3
---------------------------------------------------------------------------

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

DECEMBER 31 (IN MILLIONS)                                      2001     2000
-----------------------------------------------------------------------------
Future Policy and Contract Benefits                           $ 25.2   $ 27.7
Investment Write-Offs and Allowances                            12.7     12.7
Deferred Policy Acquisition Costs                               12.2     21.5
Legal Reserve                                                   10.9      4.6
Other                                                           18.7     18.7
-----------------------------------------------------------------------------
     Gross Deferred Tax Asset                                   79.7     85.2
-----------------------------------------------------------------------------
Present Value of Future Profits                                (24.7)   (32.8)
Net Unrealized Gains                                            (3.4)    (5.0)
Other                                                           (5.1)    (0.1)
-----------------------------------------------------------------------------
     Gross Deferred Tax Liability                              (33.2)   (37.9)
-----------------------------------------------------------------------------
NET DEFERRED TAX ASSET                                        $ 46.5   $ 47.3
-----------------------------------------------------------------------------

     The provision for income taxes reported on the Statements of Income consisted of the following:

                                           POST-ACQUISITION                        PRE-ACQUISITION
                                 ---------------------------------------------------------------------------
                                                     SEPTEMBER 1, 2000   JANUARY 1, 2000
                                    YEAR ENDED              TO                 TO             YEAR ENDED
(IN MILLIONS)                    DECEMBER 31, 2001   DECEMBER 31, 2000   AUGUST 31, 2000   DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
Current                                $23.7               $(5.4)             $14.4              $18.6
Deferred                                 2.4                12.8               (2.4)               3.4
------------------------------------------------------------------------------------------------------------
TOTAL                                  $26.1               $ 7.4              $12.0              $22.0
------------------------------------------------------------------------------------------------------------

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                           POST-ACQUISITION                        PRE-ACQUISITION
                                 ---------------------------------------------------------------------------
                                                     SEPTEMBER 1, 2000   JANUARY 1, 2000
                                    YEAR ENDED              TO                 TO             YEAR ENDED
(IN MILLIONS)                    DECEMBER 31, 2001   DECEMBER 31, 2000   AUGUST 31, 2000   DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
Statutory Tax Rate                     35.0%               35.0%              35.0%              35.0%
Goodwill                               15.3                18.2                 .6                 --
Other                                    --                (1.8)              (1.1)                .6
------------------------------------------------------------------------------------------------------------
EFFECTIVE TAX RATE                     50.3%               51.4%              34.5%              35.6%
------------------------------------------------------------------------------------------------------------

The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $11.3 million at December 31, 2001. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Security-Connecticut through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1996 through 1999.

Cash paid for federal income taxes was $28.1 million, $10.3 million, and $16.9 million for the years ended December 31, 2001, 2000 and 1999 respectively.

NOTE 14. EMPLOYEE BENEFIT PLANS

SUCCESS SHARING PLAN AND ESOP
The Success Sharing Plan and ESOP (Success Sharing Plan) was designed to increase employee ownership and reward employees when certain ReliaStar performance objectives are met. Essentially all employees are eligible to participate in the Success Sharing Plan. The Success Sharing Plan has both qualified and nonqualified components. The nonqualified component is equal to 25% of the annual award and is paid in cash to employees. The qualified component is equal to 75% of the annual award which is contributed to the ESOP portion of the Success Sharing Plan.

In addition, the Success Sharing Plan has a 401(k) feature whereby participants may elect to contribute a percentage of their eligible earnings to the plan. The Company matches participants' 401(k) contributions up to 6% of eligible earnings.

Costs charged to expense for the Success Sharing Plan for the periods ended December 31, 2001, December 31, 2000, August 31, 2000 and December 31, 1999 were $.2 million, $.2 million, $.6 million and $.5 million, respectively.

PENSION AND OTHER POSTRETIREMENT BENEFITS
Pension Plans -- The Company has defined benefit pension plans covering substantially all of its employees. The benefits are based on years of service and the employee's average annual compensation during the last five years of employment. The Company's funding and accounting policies are consistent with the funding requirements of Federal law and regulations. As of December 31, 2001, the qualified pension benefit plans of certain United States subsidiaries of ING AIH, including the Company, were merged into one plan which will be recognized in ING AIH's financial statements. The costs of this plan are allocated to the participating subsidiaries.

At December 31, 2001, the date of the most recent actuarial valuation, the plan accumulated benefit obligation/present value of accrued benefits and the amount of vested benefits for the Pension Plan was $249.8 million, based on an assumed 7.5% interest rate. The fair value of plan assets before the transfer to ING AIH was $249.8 million as of December 31, 2001.

A pension credit totaling $.6 million, $.1 million, $.2 million, and $.3 million for the periods ended December 31, 2001, December 31, 2000, August 31, 2000 and December 31, 1999, respectively, was allocated to the Company for its portion of the cost of the Pension Plan.

The Company and ReliaStar also have unfunded noncontributory defined benefit plans providing for benefits to employees in excess of limits for qualified retirement plans.

Postretirement Benefits -- Through a plan sponsored by an affiliate, the Company provides certain health care and life insurance benefits to retired employees and their eligible dependents (Postretirement Plan). The postretirement health care plan is contributory, with retiree contribution levels adjusted annually; the life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

The amount of accumulated benefits obligation for retirees and vested employees covered under the Postretirement Plan as of December 31, 2001 and 2000, was $19.4 million and $17.3 million, respectively. The discount rate used in determining the postretirement benefit obligation as of December 31, 2001 and December 31, 2000 was 7.5% and 7.75%, respectively. The health care cost trend rate used was 8.0% trending to 5.5% in 2007 and thereafter as of December 31, 2001 and was 8.5% as of December 31, 2000. A one-percentage point increase in the assumed health care cost trend rate would not have a significant impact on the postretirement benefit obligation or the service and interest cost components of annual expense.

A credit totaling $26,000, $11,000, $21,000 and $.3 million were allocated to the Company for its portion of the cost of the Postretirement Plan for the period ended December 31, 2001, December 31, 2000, August 31, 2000 and December 31, 1999, respectively.

STOCK INCENTIVE PLAN
Prior to the acquisition, officers and key employees of the Company participated in the stock incentive plans of ReliaStar. ReliaStar applies Accounting Principles Board Opinion No. 25 and related interpretations in accounting for its plans. Accordingly, no compensation expense for stock-based compensation plans has been allocated to the Company.

NOTE 15. LEASES

The Company has operating leases for office space and certain computer processing and other equipment. Rental expense for these items was $1.0 million, $.6 million and $1.8 million for 2001, 2000 and 1999, respectively.

Future minimum aggregate rental commitments at December 31, 2001 for operating leases were as follows:

(IN MILLIONS)
------------------------------------------------------------------------------------------------
2002 --                                $.7            2005 --                                $.6
2003 --                                $.7            2006 --                                $--
2004 --                                $.7            Thereafter --                          $--
------------------------------------------------------------------------------------------------

NOTE 16. COMMITMENTS AND CONTINGENCIES

LITIGATION
The Company, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits and arbitrations. In some class actions and other actions involving insurers, substantial damages have been sought and/or material settlement or award payments have been made. The Company currently believes no pending or threatened lawsuits or actions exist that are reasonably likely to have a material adverse impact on the Company.

FINANCIAL INSTRUMENTS
The Company is a party to financial instruments with on and off-balance-sheet risk in the normal course of business to reduce its exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit and interest rate swaps. Those instruments involve, to varying degrees, elements of credit, interest rate or liquidity risk in excess of the amount recognized in the Balance Sheets.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments. For interest rate swap transactions, the contract or notional amounts do not represent exposure to credit loss. For swaps, the Company's exposure to credit loss is limited to those swaps where the Company has an unrealized gain.

Unless otherwise noted, the Company does not require collateral or other security to support financial instruments with credit risk.

DECEMBER 31 (IN MILLIONS)                                     2001   2000
--------------------------------------------------------------------------
CONTRACT OR NOTIONAL AMOUNT
Financial Instruments Whose Notional or
  Contract Amounts Exceed the Amount of Credit Risk
  Interest Rate Swap Agreements                                --     20.0
--------------------------------------------------------------------------

Commitments to Extend Credit -- Commitments to extend credit are legally binding agreements to lend to a customer. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. They generally may be terminated by the Company in the event of deterioration in the financial condition of the borrower. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future liquidity requirements. The Company evaluates each customer's creditworthiness on a case-by-case basis.

Interest Rate Swap Agreements -- The Company enters into interest rate swap agreements to manage interest rate exposure. The primary reason for the interest rate swap agreements is to extend the duration of adjustable rate investments. Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amounts. Changes in market interest rates impact income from adjustable rate investments and have an opposite (and approximately offsetting) effect on the reported income from the swap portfolio. The risks under interest rate swap agreements are generally similar to those of futures contracts. Notional principal amounts are often used to express the volume of these transactions but do not represent the much smaller amounts potentially subject to credit risk. The amount subject to credit risk is approximately equal to the unrealized gain on the agreements. At December 31, 2001, there were no outstanding interest rate swap agreements.

The Company estimates it's potential exposure to claims resulting from the September 11, 2001 terrorist attacks in the United States to be approximately $6.6 million, after reinsurance coverage and before tax.

NOTE 17. SUBSEQUENT EVENTS

On September 10, 2001, the Board of Directors ("Board") of the Company approved a plan to merge its business with First Golden Life Insurance Company of New York ("First Golden"). The Company will be the surviving corporation of the transaction. The transaction was approved by the Insurance Department of the State of New York in March 2002. ReliaStar Life will acquire First Golden and contribute First Golden to the Company's parent, Security-Connecticut. Security-Connecticut will then contribute First Golden to the Company. The transaction is anticipated to be effective on April 1, 2002.

                                   APPENDIX A

                               THE FIXED ACCOUNT

     The Fixed Account consists of all of our assets other than those in our separate accounts. We have complete ownership and control of all of the assets of the Fixed Account.

     Because of exemptions and exclusions contained in the Securities Act of 1933 and the 1940 Act, the Fixed Account has not been registered under these acts. Neither the Fixed Account nor any interest in it is subject to the provisions of these acts and as a result the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. However, disclosures relating to the Fixed Account are subject to generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     We guarantee both principal and interest on amounts credited to the Fixed Account. We credit interest at an effective annual rate of at least 4%, independent of the investment experience of the Fixed Account. From time to time, we may guarantee interest at a rate higher than 4%.

     ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR A GIVEN YEAR.

     We do not use a specific formula for determining excess interest credits. However, we consider the following:

     - General economic trends;
     - Rates of return currently available on our investments;
     - Rates of return anticipated in our investments, regulatory and tax factors; and
     - Competitive factors.

     We are not aware of any statutory limitations to the maximum amount of interest we may credit and our Board of Directors has not set any limitations.

     The Fixed Accumulation Value of the Policy is the sum of the Net Premiums credited to it in the Fixed Account. It is increased by transfers and Loan Amounts from the Variable Account and interest credits. It is decreased by Monthly Deductions and partial withdrawals taken from it in the Fixed Account and transfers to the Variable Account. The Fixed Accumulation Value will be calculated at least monthly on the Monthly Anniversary date.

     You may transfer all or part of your Fixed Accumulation Value to the Sub-Accounts of the Variable Account, subject to the following transfer limitations:

     - The request to transfer must be postmarked no more than 30 days before the Policy Anniversary and no later than 30 days after the Policy Anniversary. Only one transfer is allowed during this period.
     - The Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount.
     - No more than 50% of the Fixed Accumulation Value (minus any Loan Amount) may be transferred unless the balance is less than $2,000. If the balance would be less than $2,000, the full Fixed Accumulation Value (minus any Loan Amount) may be transferred.
     - You must transfer at least:

          -- $500; or

          -- The total Fixed Accumulation Value (minus any Loan Amount) if less than $500.

     We make the Monthly Deduction from your Fixed Accumulation Value in proportion to the total Accumulation Value of the Policy.

     The Surrender Charge described in the prospectus applies to the total Accumulation Value, which includes the Fixed Accumulation Value. If the Owner surrenders the Policy for its Cash Surrender Value, the Fixed Accumulation Value will be reduced by any applicable Surrender Charge, any Loan Amount and unpaid Monthly Deductions applicable to the Fixed Account.

                                   APPENDIX B

                       CALCULATION OF ACCUMULATION VALUE

     The Accumulation Value of the Policy is equal to the sum of the Variable Accumulation Value plus the Fixed Accumulation Value.

VARIABLE ACCUMULATION VALUE

     The Variable Accumulation Value is the total of your values in each Sub-Account. The value for each Sub-Account is equal to:

1 multiplied by 2, where:

1 is your current number of Accumulation Units (described below).

2 is the current Unit Value (described below).

     The Variable Accumulation Value will vary from Valuation Date to Valuation Date (described below) reflecting changes in 1 and 2 above.

     ACCUMULATION UNITS. When transactions are made which affect the Variable Accumulation Value, dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is found by dividing the dollar amount of the transaction by the current Unit Value.

     The number of Accumulation Units for a Sub-Account increases when:

     - Net Premiums are credited to that Sub-Account; or

     - Transfers from the Fixed Account or other Sub-Accounts are credited to that Sub-Account.

     The number of Accumulation Units for a Sub-Account decreases when:

     - You take out a Policy loan which causes a transfer from that Sub-Account;

     - You take a partial withdrawal from that Sub-Account;

     - We take a portion of the Monthly Deduction from that Sub-Account; or

     - Transfers are made from that Sub-Account to the Fixed Account or other Sub-Accounts.

     UNIT VALUE. The Unit Value for a Sub-Account on any Valuation Date is equal to the previous Unit Value times the Net Investment Factor for that Sub-Account (described below) for the Valuation Period (described below) ending on that Valuation Date. The Unit Value was initially set at $10 when the Sub-Account first purchased Fund shares.

     NET INVESTMENT FACTOR. The Net Investment Factor is a number that reflects charges to the Policy and the investment performance during a Valuation Period of the Fund in which a Sub-Account is invested. If the Net Investment Factor is greater than one, the Unit Value is increased. If the Net investment Factor is less than one, the Unit Value is decreased. The Net Investment Factor for a Sub-Account is determined by dividing 1 by 2.

(1 / 2), where:

1 is the result of:

     - The net asset value per share of the Fund shares in which the Sub-Account invests, determined at the end of the current Valuation Period;

     - Plus the per share amount of any dividend or capital gain distributions made on the Fund shares in which the Sub-Account invests during the current Valuation Period;

     - Plus or minus a per share charge or credit for any taxes reserved which we determine has resulted from the investment operations of the Sub-Account and to be applicable to the Policy.

2 is the result of:

     - The net asset value per share of the Fund shares held in the Sub-Account, determined at the end of the last prior Valuation Period;

     - Plus or minus a per share charge or credit for any taxes reserved for during the last prior Valuation Period which we determine resulted from the investment operations of the Sub-Account and was applicable to the Policy.

     VALUATION DATE; VALUATION PERIOD. A Valuation Date is each day the New York Stock Exchange is open for business except for a day that a Sub-Account's corresponding Fund does not value its shares. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of business of a Valuation Date (normally at 4:00 p.m., Eastern Time) and ending at the close of business on the next Valuation Date (normally at 4:00 p.m., Eastern Time).

FIXED ACCUMULATION VALUE

     The Fixed Accumulation Value on the Policy Date is your Net Premium credited to the Fixed Account on that date minus the Monthly Deduction applicable to the Fixed Accumulation Value for the first Policy Month.

     After the Policy Date, the Fixed Accumulation Value is calculated as:

1 + 2 + 3 + 4 - 5 - 6, where:

1 is the Fixed Accumulation Value on the preceding Monthly Anniversary, plus interest from the Monthly Anniversary to the date of the calculation.

2 is the total of your Net Premiums credited to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date premiums are credited to the date of the calculation.

3 is the total of your transfers from the Variable Account to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

4 is the total of your Loan Amount transferred from the Variable Account since the preceding Monthly Anniversary.

5 is the total of your transfers to the Variable Account from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

6 is the total of your partial withdrawals from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of withdrawal to the date of the calculation.

     If the date of the calculation is a Monthly Anniversary, we also reduce the Fixed Accumulation Value by the applicable Monthly Deduction for the Policy Month following the Monthly Anniversary.

     The minimum interest rate applied in the calculation of the Fixed Accumulation Value is an effective annual rate of 4%. Interest in excess of the minimum rate may be applied in the calculation of your Fixed Accumulation Value in a manner which our Board of Directors determines.

                                   APPENDIX C
               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT

INSURED'S AGE AT                                         INSURED'S AGE AT
 POLICY DATE OR                                           POLICY DATE OR
EFFECTIVE DATE OF    CHARGE PER $1,000 OF FACE AMOUNT    EFFECTIVE DATE OF    CHARGE PER $1,000 OF FACE AMOUNT
  INCREASE, AS      (INITIAL FACE AMOUNT OR AMOUNT OF      INCREASE, AS       (INITIAL FACE AMOUNT OR AMOUNT OF
   APPROPRIATE             REQUESTED INCREASE)              APPROPRIATE              REQUESTED INCREASE)
-----------------   ----------------------------------   -----------------   -----------------------------------
                      MALE       FEMALE       UNISEX                           MALE        FEMALE       UNISEX
                      ----       ------       ------                           ----        ------       ------
        0             2.16        1.98         2.10             43              8.57        7.45         8.18
        1             2.20        1.97         2.12             44              8.79        7.63         8.38
        2             2.25        1.98         2.16             45              9.00        7.79         8.58
        3             2.30        2.00         2.20             46              9.26        7.99         8.82
        4             2.36        2.03         2.24             47              9.53        8.22         9.07
        5             2.43        2.07         2.30             48              9.83        8.46         9.35
        6             2.50        2.13         2.37             49             10.14        8.73         9.65
        7             2.58        2.20         2.45             50             10.46        9.02         9.96
        8             2.68        2.27         2.54             51             10.78        9.31        10.27
        9             2.78        2.36         2.63             52             11.12        9.60        10.59
       10             2.89        2.45         2.74             53             11.48        9.89        10.92
       11             3.01        2.55         2.85             54             11.85       10.18        11.27
       12             3.12        2.66         2.96             55             12.24       10.48        11.62
       13             3.24        2.75         3.07             56             12.63       10.76        11.98
       14             3.35        2.85         3.18             57             13.07       11.08        12.37
       15             3.47        2.94         3.28             58             13.56       11.44        12.82
       16             3.58        3.03         3.39             59             14.10       11.85        13.31
       17             3.70        3.13         3.50             60             14.68       12.29        13.84
       18             3.83        3.25         3.63             61             15.27       12.74        14.38
       19             3.96        3.38         3.76             62             15.87       13.19        14.93
       20             4.10        3.53         3.90             63             16.48       13.66        15.49
       21             4.25        3.68         4.05             64             17.09       14.13        16.05
       22             4.41        3.84         4.21             65             17.70       14.60        16.62
       23             4.57        3.99         4.37             66             18.27       15.05        17.14
       24             4.74        4.13         4.53             67             18.92       15.56        17.74
       25             4.91        4.26         4.68             68             19.64       16.15        18.42
       26             5.09        4.39         4.85             69             20.44       16.80        19.17
       27             5.29        4.55         5.03             70             21.29       17.51        19.97
       28             5.51        4.73         5.24             71             22.13       18.21        20.76
       29             5.74        4.95         5.46             72             22.99       18.96        21.58
       30             5.99        5.19         5.71             73             23.84       19.73        22.40
       31             6.13        5.36         5.86             74             24.71       20.53        23.25
       32             6.28        5.53         6.02             75             25.57       21.36        24.10
       33             6.44        5.68         6.17             76             25.15       21.13        23.74
       34             6.60        5.82         6.33             77             24.54       20.75        23.21
       35             6.76        5.96         6.48             78             23.69       20.16        22.45
       36             6.91        6.07         6.62             79             22.53       19.31        21.40
       37             7.10        6.22         6.79             80             21.00       18.12        19.99
       38             7.31        6.39         6.99             81             19.03       16.53        18.16
       39             7.55        6.59         7.21             82             17.17       15.04        16.42
       40             7.81        6.81         7.46             83             15.50       13.70        14.87
       41             8.08        7.04         7.72             84             14.08       12.58        13.56
       42             8.33        7.25         7.95             85             13.00       11.74        12.56
----------------------------------------------------------------------------------------------------------------

                                   APPENDIX D
                  MONTHLY AMOUNT CHARGE PER $1,000 FACE AMOUNT
                    BASE POLICY -- NON TOBACCO RATE CLASSES

ISSUE AGE*    MALE    FEMALE   UNISEX   ISSUE AGE*    MALE    FEMALE   UNISEX
----------    ----    ------   ------   ----------    ----    ------   ------
     0       0.0993   0.0968   0.0984       46       0.3510   0.3110   0.3370
     1       0.0934   0.0894   0.0920       47       0.3670   0.3240   0.3520
     2       0.0888   0.0837   0.0870       48       0.3830   0.3390   0.3670
     3       0.0855   0.0798   0.0835       49       0.4000   0.3540   0.3840
     4       0.0836   0.0774   0.0814       50       0.4190   0.3710   0.4020
     5       0.0830   0.0766   0.0808       51       0.4380   0.3890   0.4210
     6       0.0840   0.0775   0.0817       52       0.4580   0.4070   0.4400
     7       0.0852   0.0785   0.0829       53       0.4790   0.4250   0.4600
     8       0.0866   0.0797   0.0842       54       0.5010   0.4430   0.4810
     9       0.0882   0.0810   0.0857       55       0.5240   0.4610   0.5020
    10       0.0900   0.0825   0.0874       56       0.5470   0.4780   0.5230
    11       0.0920   0.0840   0.0892       57       0.5740   0.4990   0.5480
    12       0.0942   0.0857   0.0912       58       0.6050   0.5230   0.5770
    13       0.0968   0.0876   0.0935       59       0.6410   0.5510   0.6090
    14       0.0997   0.0897   0.0962       60       0.6800   0.5830   0.6460
    15       0.1030   0.0922   0.0992       61       0.7240   0.6180   0.6870
    16       0.1071   0.0952   0.1029       62       0.7700   0.6540   0.7290
    17       0.1114   0.0986   0.1069       63       0.8170   0.6920   0.7730
    18       0.1160   0.1026   0.1113       64       0.8650   0.7310   0.8180
    19       0.1208   0.1069   0.1160       65       0.9140   0.7710   0.8640
    20       0.1259   0.1117   0.1210       66       0.9650   0.8120   0.9110
    21       0.1292   0.1157   0.1245       67       1.0210   0.8580   0.9640
    22       0.1327   0.1195   0.1281       68       1.0840   0.9090   1.0230
    23       0.1365   0.1230   0.1318       69       1.1530   0.9660   1.0880
    24       0.1404   0.1265   0.1356       70       1.2290   1.0270   1.1580
    25       0.1447   0.1298   0.1395       71       1.3100   1.0920   1.2340
    26       0.1491   0.1329   0.1435       72       1.3980   1.1640   1.3160
    27       0.1540   0.1369   0.1480       73       1.4910   1.2430   1.4040
    28       0.1593   0.1417   0.1532       74       1.5910   1.3290   1.4990
    29       0.1650   0.1472   0.1588       75       1.6980   1.4220   1.6010
    30       0.1711   0.1534   0.1649       76       1.8120   1.5240   1.7110
    31       0.1776   0.1604   0.1716       77       1.9400   1.6390   1.8350
    32       0.1845   0.1674   0.1785       78       2.0830   1.7680   1.9730
    33       0.1918   0.1744   0.1857       79       2.2420   1.9120   2.1270
    34       0.1995   0.1814   0.1931       80       2.4160   2.0720   2.2960
    35       0.2077   0.1884   0.2009       81       2.6080   2.2470   2.4810
    36       0.2161   0.1953   0.2088       82       2.8140   2.4400   2.6830
    37       0.2258   0.2034   0.2179       83       3.0360   2.6510   2.9020
    38       0.2366   0.2126   0.2282       84       3.2750   2.8820   3.1370
    39       0.2487   0.2230   0.2397       85       3.5300   3.1320   3.3910
    40       0.2620   0.2346   0.2524       86       3.8040   3.4020   3.6630
    41       0.2765   0.2474   0.2663       87       4.1000   3.7010   3.9600
    42       0.2912   0.2602   0.2803       88       4.4200   4.0280   4.2830
    43       0.3061   0.2730   0.2946       89       4.7650   4.3860   4.6320
    44       0.3214   0.2861   0.3091       90       5.1360   4.7740   5.0090
    45       0.3371   0.2993   0.3239
-----------------------------------------------------------------------------

* Based on the Insured's Age on the Policy Date, or on the effective date of any increase in Face Amount, as appropriate.

                                   APPENDIX D
                 MONTHLY AMOUNT CHARGES PER $1,000 FACE AMOUNT
                      BASE POLICY -- TOBACCO RATE CLASSES

ISSUE                              ISSUE
AGE*     MALE    FEMALE   UNISEX   AGE*     MALE    FEMALE   UNISEX
-----    ----    ------   ------   -----    ----    ------   ------
  0                                 46     0.4360   0.3370   0.4010
  1                                 47     0.4560   0.3520   0.4200
  2                                 48     0.4790   0.3670   0.4400
  3                                 49     0.5030   0.3810   0.4600
  4                                 50     0.5290   0.3950   0.4820
  5                                 51     0.5570   0.4080   0.5050
  6                                 52     0.5860   0.4230   0.5290
  7                                 53     0.6150   0.4420   0.5540
  8                                 54     0.6440   0.4630   0.5810
  9                                 55     0.6730   0.4860   0.6080
 10                                 56     0.7030   0.5120   0.6360
 11                                 57     0.7370   0.5370   0.6670
 12                                 58     0.7750   0.5610   0.7000
 13                                 59     0.8180   0.5850   0.7370
 14                                 60     0.8670   0.6090   0.7770
 15     0.1235   0.1030   0.1163    61     0.9210   0.6330   0.8200
 16     0.1289   0.1073   0.1214    62     0.9770   0.6630   0.8670
 17     0.1346   0.1117   0.1266    63     1.0340   0.7020   0.9180
 18     0.1404   0.1161   0.1319    64     1.0930   0.7470   0.9720
 19     0.1465   0.1206   0.1375    65     1.1530   0.8000   1.0300
 20     0.1529   0.1251   0.1432    66     1.2140   0.8610   1.0900
 21     0.1570   0.1285   0.1470    67     1.2810   0.9160   1.1530
 22     0.1615   0.1324   0.1513    68     1.3550   0.9680   1.2190
 23     0.1665   0.1368   0.1561    69     1.4350   1.0140   1.2880
 24     0.1718   0.1417   0.1612    70     1.5230   1.0560   1.3590
 25     0.1775   0.1470   0.1668    71     1.6160   1.0920   1.4330
 26     0.1836   0.1527   0.1728    72     1.7160   1.1500   1.5180
 27     0.1902   0.1584   0.1791    73     1.8210   1.2290   1.6140
 28     0.1974   0.1641   0.1857    74     1.9330   1.3310   1.7220
 29     0.2051   0.1697   0.1927    75     2.0510   1.4550   1.8420
 30     0.2133   0.1753   0.2000    76     2.1770   1.6030   1.9760
 31     0.2220   0.1809   0.2076    77     2.3140   1.7600   2.1200
 32     0.2313   0.1874   0.2159    78     2.4620   1.9270   2.2750
 33     0.2411   0.1948   0.2249    79     2.6230   2.1030   2.4410
 34     0.2514   0.2031   0.2345    80     2.7960   2.2880   2.6180
 35     0.2623   0.2124   0.2448    81     2.9830   2.4830   2.8080
 36     0.2734   0.2223   0.2555    82     3.1820   2.6920   3.0110
 37     0.2856   0.2320   0.2668    83     3.3950   2.9140   3.2270
 38     0.2987   0.2415   0.2786    84     3.6210   3.1510   3.4570
 39     0.3128   0.2507   0.2911    85     3.8620   3.4020   3.7010
 40     0.3279   0.2597   0.3040    86     4.1190   3.6670   3.9610
 41     0.3441   0.2685   0.3176    87     4.3940   3.9510   4.2390
 42     0.3612   0.2790   0.3324    88     4.6890   4.2540   4.5370
 43     0.3791   0.2912   0.3483    89     5.0050   4.5760   4.8550
 44     0.3979   0.3052   0.3655    90     5.3430   4.9180   5.1940
 45     0.4176   0.3210   0.3838

--------------------------------------------------------------------------------
* Based on the Insured's Age on the Policy Date, or on the effective date of any increase in Face Amount, as appropriate.
                                       D-2